UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo Global Investment Grade Credit Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period:             March 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

March 31, 2020

Wells Fargo

Diversified Capital Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Capital Builder Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Capital Builder Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month- end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Diversified Capital Builder Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Junkin

Margaret Patel

Average annual total returns (%) as of March 31, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKBAX)	1-20-1998	-13.81	4.10	8.25	-8.53	5.34	8.90	1.12	1.12

Class C (EKBCX)	1-22-1998	-10.25	4.53	8.07	-9.25	4.53	8.07	1.87	1.87

Administrator Class (EKBDX)[4]	7-30-2010	–	–	–	-8.46	5.44	9.09	1.04	1.04

Institutional Class (EKBYX)	1-26-1998	–	–	–	-8.30	5.68	9.31	0.79	0.78

Diversified Capital Builder Blended Index[5]	–	–	–	–	-7.76	5.41	9.24	–	–

ICE BofA U.S. Cash Pay High Yield Index[6]	–	–	–	–	-7.40	2.68	5.49	–	–

Russell 1000® Index[7]	–	–	–	–	-8.03	6.22	10.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[8]

Adobe Incorporated	4.45

Bristol-Myers Squibb Company	3.99

Broadcom Incorporated	3.98

Leidos Holdings Incorporated	3.59

Akamai Technologies Incorporated	3.48

Vistra Energy Corporation	2.77

Crown Castle International Corporation	2.74

Atmos Energy Corporation	2.72

L3Harris Technologies Incorporated	2.62

Amphenol Corporation Class A	2.44

Portfolio composition as of March 31, 2020[9]

[1]	Historical performance prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[5]

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

[6]

The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[7]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Diversified Capital Builder Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$860.71	$5.12	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%

Class C

Actual	$1,000.00	$856.97	$8.63	1.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	$9.37	1.86%

Administrator Class

Actual	$1,000.00	$861.25	$4.79	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20	1.03%

Institutional Class

Actual	$1,000.00	$861.25	$3.63	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks: 85.22%

Communication Services: 0.52%

Interactive Media & Services: 0.52%
Alphabet Incorporated Class A †	4,000	$4,647,800

Consumer Discretionary: 0.63%

Specialty Retail: 0.63%
The Home Depot Incorporated	30,000	5,601,300

Consumer Staples: 0.32%

Food Products: 0.32%
Lamb Weston Holdings Incorporated	50,001	2,855,057

Energy: 0.38%

Oil, Gas & Consumable Fuels: 0.38%
ONEOK Incorporated	155,000	3,380,550

Health Care: 17.85%

Biotechnology: 3.42%
AbbVie Incorporated	120,000	9,142,800
Amgen Incorporated	55,000	11,150,150
Neurocrine Biosciences Incorporated †	50,000	4,327,500
Vertex Pharmaceuticals Incorporated †	25,000	5,948,750

		30,569,200

Health Care Equipment & Supplies: 3.64%
Abbott Laboratories	50,000	3,945,500
Becton Dickinson & Company	40,000	9,190,800
Danaher Corporation	140,000	19,377,400
ElectroCore LLC †	30,000	28,500

		32,542,200

Health Care Providers & Services: 1.37%
Anthem Incorporated	50,000	11,352,000
HCA Healthcare Incorporated	10,000	898,500

		12,250,500

Life Sciences Tools & Services: 4.19%
Bio-Rad Laboratories Incorporated Class A †	15,000	5,258,400
Illumina Incorporated †	2,000	546,240
IQVIA Holdings Incorporated †	110,000	11,864,600
Thermo Fisher Scientific Incorporated	70,000	19,852,000

		37,521,240

Pharmaceuticals: 5.23%
Bristol-Myers Squibb Company	640,000	35,673,600
Horizon Therapeutics plc †	100,000	2,962,000
Merck KGaA ADR	400,000	8,160,000

		46,795,600

Industrials: 11.33%

Aerospace & Defense: 5.58%
Curtiss-Wright Corporation	152,100	14,055,561
Huntington Ingalls Industries Incorporated	50,000	9,110,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Aerospace & Defense (continued)
L3Harris Technologies Incorporated	130,000	$23,415,600
Lockheed Martin Corporation	10,000	3,389,500

		49,971,161

Electrical Equipment: 1.33%
AMETEK Incorporated	165,000	11,883,300

Industrial Conglomerates: 0.47%
Honeywell International Incorporated	20,000	2,675,800
Roper Technologies Incorporated	5,000	1,559,050

		4,234,850

Machinery: 3.95%
Crane Company	100,000	4,918,000
IDEX Corporation	120,000	16,573,200
John Bean Technologies Corporation	160,000	11,883,200
Oshkosh Corporation	30,000	1,929,900

		35,304,300

Information Technology: 33.99%

Communications Equipment: 1.23%
Cisco Systems Incorporated	280,000	11,006,800

Electronic Equipment, Instruments & Components: 3.86%
Amphenol Corporation Class A	300,000	21,864,000
FLIR Systems Incorporated	345,000	11,002,050
MTS Systems Corporation	75,000	1,687,500

		34,553,550

IT Services: 8.98%
Akamai Technologies Incorporated †	340,000	31,106,600
Fiserv Incorporated †	155,000	14,723,450
Leidos Holdings Incorporated	350,000	32,077,500
MasterCard Incorporated Class A	10,000	2,415,600

		80,323,150

Semiconductors & Semiconductor Equipment: 5.06%
Advanced Micro Devices Incorporated †	300,000	13,644,000
Analog Devices Incorporated	20,000	1,793,000
Microchip Technology Incorporated	235,000	15,933,000
Micron Technology Incorporated †	35,000	1,472,100
Texas Instruments Incorporated	70,000	6,995,100
Xilinx Incorporated	70,000	5,455,800

		45,293,000

Software: 14.39%
Adobe Incorporated †	125,000	39,780,000
ANSYS Incorporated †	45,000	10,461,150
Broadcom Incorporated	150,000	35,565,000
Nutanix Incorporated Class A †	50,000	790,000
Palo Alto Networks Incorporated †	55,000	9,017,800
Salesforce.com Incorporated †	80,000	11,518,400
ServiceNow Incorporated †	37,000	10,603,460
Synopsys Incorporated †	85,000	10,947,150

		128,682,960

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

			Shares	Value
Technology Hardware, Storage & Peripherals: 0.47%
Pure Storage Incorporated Class A †			175,000	$2,152,500
Western Digital Corporation			50,000	2,081,000

				4,233,500

Materials: 6.49%

Chemicals: 4.73%
Celanese Corporation Series A			75,000	5,504,250
Eastman Chemical Company			80,000	3,726,400
Huntsman Corporation			630,000	9,090,900
LyondellBasell Industries NV Class A			280,000	13,896,400
The Sherwin-Williams Company			17,000	7,811,840
Tronox Holdings plc Class A			150,000	747,000
Westlake Chemical Corporation			40,000	1,526,800

				42,303,590

Containers & Packaging: 1.76%
AptarGroup Incorporated			76,500	7,614,810
Berry Global Group Incorporated †			240,000	8,090,400

				15,705,210

Real Estate: 2.95%

Equity REITs: 2.95%
Crown Castle International Corporation			170,000	24,548,000
Saul Centers Incorporated			57,168	1,871,680

				26,419,680

Utilities: 10.76%

Electric Utilities: 2.15%
American Electric Power Company Incorporated			240,000	19,195,200

Gas Utilities: 2.72%
Atmos Energy Corporation			245,297	24,340,821

Independent Power & Renewable Electricity Producers: 2.77%
Vistra Energy Corporation			1,550,000	24,738,000

Multi-Utilities: 3.12%
CMS Energy Corporation			200,000	11,750,000
DTE Energy Company			160,000	15,195,200
NiSource Incorporated			40,000	998,800

				27,944,000

Total Common Stocks (Cost $765,592,271)				762,296,519

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 11.85%

Communication Services: 0.04%

Media: 0.04%
McGraw-Hill Global Education Holdings LLC 144A	7.88%	5-15-2024	$500,000	$372,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 0.29%

Household Durables: 0.29%
Installed Building Company 144A	5.75%	2-1-2028	$2,700,000	$2,571,750

Health Care: 2.61%

Health Care Providers & Services: 1.61%
Davita Incorporated	5.00	5-1-2025	7,000,000	6,990,830
Davita Incorporated	5.13	7-15-2024	1,000,000	997,000
West Street Merger Subordinate Bond Incorporated 144A	6.38	9-1-2025	7,400,000	6,450,580

				14,438,410

Pharmaceuticals: 1.00%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	8,500,000	7,947,500
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	1,000,000	970,000

				8,917,500

Industrials: 2.68%

Aerospace & Defense: 0.91%
TransDigm Group Incorporated	6.38	6-15-2026	7,000,000	6,702,500
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,425,000

				8,127,500

Commercial Services & Supplies: 0.16%
ACCO Brands Corporation 144A	5.25	12-15-2024	1,500,000	1,440,000

Electrical Equipment: 0.11%
Resideo Funding Incorporated 144A	6.13	11-1-2026	1,112,000	970,220

Machinery: 1.12%
SPX FLOW Incorporated 144A	5.88	8-15-2026	10,500,000	10,080,000

Trading Companies & Distributors: 0.38%
WESCO Distribution Incorporated	5.38	6-15-2024	4,000,000	3,400,000

Information Technology: 4.24%

Communications Equipment: 0.62%
CommScope Incorporated 144A	5.50	6-15-2024	6,000,000	5,541,000

Electronic Equipment, Instruments & Components: 1.68%
MTS Systems Corporation 144A	5.75	8-15-2027	4,000,000	3,710,000
TTM Technologies Incorporated 144A	5.63	10-1-2025	13,505,000	11,344,200

				15,054,200

IT Services: 1.07%
Gartner Incorporated 144A	5.13	4-1-2025	9,779,000	9,558,972

Software: 0.42%
Citrix Systems Incorporated	3.30	3-1-2030	4,000,000	3,721,029

Technology Hardware, Storage & Peripherals: 0.45%
Western Digital Corporation	4.75	2-15-2026	4,000,000	4,066,000

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Materials: 1.76%

Chemicals: 1.54%
Koppers Incorporated 144A	6.00%	2-15-2025	$8,190,000	$6,552,000
Olin Corporation	5.50	8-15-2022	1,000,000	920,000
Platform Specialty Products Corporation 144A	5.88	12-1-2025	3,000,000	2,940,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	3,240,000	1,474,200
Valvoline Incorporated	4.38	8-15-2025	2,000,000	1,905,000

				13,791,200

Containers & Packaging: 0.22%
Berry Global Incorporated 144A	4.50	2-15-2026	2,000,000	1,947,400

Real Estate: 0.23%

Equity REITs: 0.23%
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,000,000	2,020,000

Total Corporate Bonds and Notes (Cost $115,869,709)				106,017,681

Yankee Corporate Bonds and Notes: 2.27%

Financials: 0.50%

Diversified Financial Services: 0.50%
Tronox Finance plc 144A	5.75	10-1-2025	5,000,000	4,462,500

Information Technology: 1.77%

Technology Hardware, Storage & Peripherals: 1.77%
Seagate HDD	4.75	6-1-2023	9,500,000	9,513,259
Seagate HDD	4.88	6-1-2027	6,396,000	6,339,692

				15,852,951

Total Yankee Corporate Bonds and Notes (Cost $20,089,224)				20,315,451

	Yield		Shares
Short-Term Investments: 0.48%

Investment Companies: 0.48%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35		4,278,374	4,278,374

Total Short-Term Investments (Cost $4,278,374)				4,278,374

Total investments in securities (Cost $905,829,578)	99.82%	892,908,025

Other assets and liabilities, net	0.18	1,630,329

Total net assets	100.00%	$894,538,354

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  11

Portfolio of investments—March 31, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	5,714,900	112,023,203	(117,738,103)	0	$353	$0	$93,929	#	$0
Wells Fargo Government Money Market Fund Select Class	5,712,610	84,862,009	(86,296,245)	4,278,374	0	0	18,649		4,278,374

					$353	$0	$112,578		$4,278,374	0.48%

*	No longer held at the end of the period.
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Capital Builder Fund

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $901,551,204)	$888,629,651
Investments in affiliated securities, at value (cost $4,278,374)	4,278,374
Receivable for Fund shares sold	907,366
Receivable for dividends and interest	2,704,292
Receivable for securities lending income, net	1,794
Prepaid expenses and other assets	288,960

Total assets	896,810,437

Liabilities
Payable for Fund shares redeemed	1,383,003
Management fee payable	491,457
Administration fees payable	145,768
Distribution fee payable	69,317
Shareholder servicing fees payable	135,792
Trustees’ fees and expenses payable	4,086
Accrued expenses and other liabilities	42,660

Total liabilities	2,272,083

Total net assets	$894,538,354

Net assets consist of
Paid-in capital	$886,559,832
Total distributable earnings	7,978,522

Total net assets	$894,538,354

Computation of net asset value and offering price per share
Net assets – Class A	$502,898,573
Shares outstanding – Class A1	57,354,894
Net asset value per share – Class A	$8.77
Maximum offering price per share – Class A2	$9.31
Net assets – Class C	$104,845,986
Shares outstanding – Class C1	11,982,118
Net asset value per share – Class C	$8.75
Net assets – Administrator Class	$7,920,493
Shares outstanding – Administrator Class[1]	902,420
Net asset value per share – Administrator Class	$8.78
Net assets – Institutional Class	$278,873,302
Shares outstanding – Institutional Class[1]	32,044,947
Net asset value per share – Institutional Class	$8.70

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  13

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends	$8,384,011
Interest	4,284,438
Income from affiliated securities	54,338

Total investment income	12,722,787

Expenses
Management fee	3,440,789
Administration fees
Class A	647,578
Class C	129,605
Administrator Class	6,122
Institutional Class	238,266
Shareholder servicing fees
Class A	770,927
Class C	154,291
Administrator Class	11,772
Distribution fee
Class C	462,770
Custody and accounting fees	24,568
Professional fees	23,118
Registration fees	50,137
Shareholder report expenses	50,137
Trustees’ fees and expenses	11,029
Other fees and expenses	16,626

Total expenses	6,037,735
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,567)
Class A	(13,304)
Class C	(123)
Institutional Class	(2,922)

Net expenses	6,019,819

Net investment income	6,702,968

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	20,422,209
Affiliated securities	353

Net realized gains on investments	20,422,562
Net change in unrealized gains (losses) on investments	(178,043,849)

Net realized and unrealized gains (losses) on investments	(157,621,287)

Net decrease in net assets resulting from operations	$(150,918,319)

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Capital Builder Fund

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$6,702,968		$14,574,587
Net realized gains on investments		20,422,562		53,801,908
Net change in unrealized gains (losses) on investments		(178,043,849)		(8,891,274)

Net increase (decrease) in net assets resulting from operations		(150,918,319)		59,485,221

Distributions to shareholders from net investment income and net realized gains
Class A		(30,018,166)		(36,253,338)
Class C		(5,538,911)		(7,460,798)
Administrator Class		(462,042)		(764,433)
Institutional Class		(18,661,794)		(21,977,654)

Total distributions to shareholders		(54,680,913)		(66,456,223)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,554,890	27,379,120	9,391,056	93,260,195
Class C	2,129,955	22,530,830	4,595,019	46,061,402
Administrator Class	81,347	809,613	227,726	2,281,752
Institutional Class	5,078,381	53,107,403	15,448,752	154,786,786

		103,826,966		296,390,135

Reinvestment of distributions
Class A	2,785,650	28,776,009	3,667,392	34,796,863
Class C	515,200	5,333,207	774,676	7,255,587
Administrator Class	44,443	459,039	79,989	758,159
Institutional Class	1,680,563	17,231,291	2,124,090	20,080,474

		51,799,546		62,891,083

Payment for shares redeemed
Class A	(5,514,488)	(55,602,805)	(8,342,798)	(83,876,599)
Class C	(1,729,103)	(17,385,054)	(6,420,901)	(63,323,374)
Administrator Class	(128,553)	(1,317,779)	(671,418)	(7,048,173)
Institutional Class	(8,485,719)	(84,812,226)	(13,982,283)	(140,897,557)

		(159,117,864)		(295,145,703)

Net increase (decrease) in net assets resulting from capital share transactions		(3,491,352)		64,135,515

Total increase (decrease) in net assets		(209,090,584)		57,164,513

Net assets
Beginning of period		1,103,628,938		1,046,464,425

End of period		$894,538,354		$1,103,628,938

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.71	$10.88	$10.30	$9.96	$9.12	$9.31
Net investment income	0.06	0.14	0.10	0.14 [1]	0.17	0.11
Net realized and unrealized gains (losses) on investments	(1.47)	0.37	1.06	1.12	1.71	(0.20)

Total from investment operations	(1.41)	0.51	1.16	1.26	1.88	(0.09)
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.09)	(0.14)	(0.15)	(0.10)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.53)	(0.68)	(0.58)	(0.92)	(1.04)	(0.10)
Net asset value, end of period	$8.77	$10.71	$10.88	$10.30	$9.96	$9.12
Total return[2]	(13.93)%	5.60%	11.72%	13.62%	22.85%	(1.05)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.12%	1.11%	1.12%	1.14%	1.19%
Net expenses	1.10%	1.12%	1.11%	1.12%	1.14%	1.19%
Net investment income	1.18%	1.38%	0.96%	1.43%	1.77%	1.17%
Supplemental data
Portfolio turnover rate	17%	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$502,899	$616,346	$574,760	$551,272	$467,503	$402,303

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.69	$10.86	$10.28	$9.96	$9.12	$9.32
Net investment income	0.02	0.06	0.02	0.08	0.10	0.05
Net realized and unrealized gains (losses) on investments	(1.47)	0.37	1.06	1.11	1.72	(0.22)

Total from investment operations	(1.45)	0.43	1.08	1.19	1.82	(0.17)
Distributions to shareholders from
Net investment income	(0.05)	(0.06)	(0.01)	(0.09)	(0.09)	(0.03)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.49)	(0.60)	(0.50)	(0.87)	(0.98)	(0.03)
Net asset value, end of period	$8.75	$10.69	$10.86	$10.28	$9.96	$9.12
Total return[1]	(14.30)%	4.81%	10.88%	12.85%	21.96%	(1.88)%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.87%	1.87%	1.87%	1.89%	1.94%
Net expenses	1.86%	1.87%	1.87%	1.87%	1.89%	1.94%
Net investment income	0.43%	0.65%	0.21%	0.65%	1.03%	0.41%
Supplemental data
Portfolio turnover rate	17%	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$104,846	$118,297	$131,601	$117,346	$67,630	$53,373

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.72	$10.89	$10.32	$9.97	$9.12	$9.32
Net investment income	0.07	0.15 [1]	0.11 [1]	0.16 [1]	0.18 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(1.48)	0.37	1.06	1.12	1.73	(0.22)

Total from investment operations	(1.41)	0.52	1.17	1.28	1.91	(0.08)
Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.11)	(0.15)	(0.17)	(0.12)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.53)	(0.69)	(0.60)	(0.93)	(1.06)	(0.12)
Net asset value, end of period	$8.78	$10.72	$10.89	$10.32	$9.97	$9.12
Total return[2]	(13.88)%	5.67%	11.73%	13.75%	23.14%	(0.92)%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.03%	1.04%	1.06%	1.05%
Net expenses	1.03%	1.04%	1.03%	1.04%	1.03%	0.95%
Net investment income	1.26%	1.47%	1.04%	1.58%	1.89%	1.41%
Supplemental data
Portfolio turnover rate	17%	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$7,920	$9,708	$13,821	$10,225	$21,398	$7,898

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.64	$10.81	$10.25	$9.90	$9.07	$9.27
Net investment income	0.08	0.18	0.14	0.19	0.20	0.15
Net realized and unrealized gains (losses) on investments	(1.48)	0.36	1.05	1.11	1.71	(0.21)

Total from investment operations	(1.40)	0.54	1.19	1.30	1.91	(0.06)
Distributions to shareholders from
Net investment income	(0.10)	(0.17)	(0.14)	(0.17)	(0.19)	(0.14)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)	0.00

Total distributions to shareholders	(0.54)	(0.71)	(0.63)	(0.95)	(1.08)	(0.14)
Net asset value, end of period	$8.70	$10.64	$10.81	$10.25	$9.90	$9.07
Total return[1]	(13.87)%	5.98%	12.04%	14.11%	23.28%	(0.75)%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.79%	0.79%	0.81%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income	1.49%	1.73%	1.30%	1.71%	2.14%	1.58%
Supplemental data
Portfolio turnover rate	17%	61%	31%	54%	73%	69%
Net assets, end of period (000s omitted)	$278,873	$359,278	$326,283	$262,754	$122,769	$97,251

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  19

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

20  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements (unaudited)

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $905,751,406 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$111,294,933

Gross unrealized losses	(124,138,314)

Net unrealized losses	$(12,843,381)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Diversified Capital Builder Fund  |  21

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communications services	$4,647,800	$0	$0	$4,647,800

Consumer discretionary	5,601,300	0	0	5,601,300

Consumer staples	2,855,057	0	0	2,855,057

Energy	3,380,550	0	0	3,380,550

Health care	159,678,740	0	0	159,678,740

Industrials	101,393,611	0	0	101,393,611

Information technology	304,092,960	0	0	304,092,960

Materials	58,008,800	0	0	58,008,800

Real estate	26,419,680	0	0	26,419,680

Utilities	96,218,021	0	0	96,218,021

Corporate bonds and notes	0	106,017,681	0	106,017,681

Yankee corporate bonds and notes	0	20,315,451	0	20,315,451

Short-term investments

Investment companies	4,278,374	0	0	4,278,374

Total assets	$766,574,893	$126,333,132	$0	$892,908,025

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

22  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.13% for Class A shares, 1.88% for Class C shares, 1.05% for Administrator Class shares, and 0.78% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to January 31, 2020, the Fund’s expenses were capped at 1.20% for Class A shares, 1.95% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $42,875 from the sale of Class A shares and $956 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,070,000 and $0 in interfund purchases and sales, respectively, during the six months ended March 31, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $189,718,614 and $237,802,371, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to

Wells Fargo Diversified Capital Builder Fund  |  23

Notes to financial statements (unaudited)

provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

24  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Diversified Capital Builder Fund  |  25

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Diversified Capital Builder Fund  |  27

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

28  |  Wells Fargo Diversified Capital Builder Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Diversified Capital Builder Fund  |  29

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

30  |  Wells Fargo Diversified Capital Builder Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Diversified Capital Builder Fund  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06220 05-20

SA225/SAR225 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo

Diversified Income Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Income Builder Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Income Builder Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Diversified Income Builder Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Margaret Patel

Average annual total returns (%) as of March 31, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKSAX)	4-14-1987	-14.10	1.39	5.15	-8.81	2.62	5.78	1.06	0.86

Class C (EKSCX)	2-1-1993	-10.32	1.89	5.00	-9.32	1.89	5.00	1.81	1.61

Class R6 (EKSRX)[4]	7-31-2018	–	–	–	-8.32	3.02	6.17	0.63	0.43

Administrator Class (EKSDX)[5]	7-30-2010	–	–	–	-8.77	2.72	5.93	0.98	0.78

Institutional Class (EKSYX)	1-13-1997	–	–	–	-8.54	2.99	6.15	0.73	0.53

Diversified Income Builder Blended Index[6]	–	–	–	–	-4.47	4.37	7.16	–	–

ICE BofA U.S. Cash Pay High Yield Index[7]	–	–	–	–	-7.40	2.68	5.49	–	–

Russell 1000® Index[8]	–	–	–	–	-8.03	6.22	10.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[9]

TTM Technologies Incorporated, 5.63%, 10-1-2025	2.30

Valvoline Incorporated, 4.38%, 8-15-2025	2.05

Iron Mountain Incorporated, 4.88%, 9-15-2027	1.93

Installed Building Company, 5.75%, 2-1-2028	1.92

Tronox Finance plc, 5.75%, 10-1-2025	1.78

Koppers Incorporated, 6.00%, 2-15-2025	1.74

HCA Incorporated, 5.38%, 2-1-2025	1.60

Davita Incorporated, 5.00%, 5-1-2025	1.49

AMN Healthcare Incorporated, 5.13%, 10-1-2024	1.49

Lamb Weston Holdings Incorporated, 4.63%, 11-1-2024	1.47

Portfolio composition as of March 31, 2020[10]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 12, 2010, is based on the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.42% for Class R6, 0.77% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for the Class R6 would be higher.

[5]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]

Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg Barclays U.S. Aggregate Bond Index.

The MSCI ACWI is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar—denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

[7]

The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the noninvestment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Diversified Income Builder Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$886.97	$4.01	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

Class C

Actual	$1,000.00	$885.36	$7.54	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07	1.60%

Class R6

Actual	$1,000.00	$889.21	$1.98	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.12	0.42%

Administrator Class

Actual	$1,000.00	$887.88	$3.63	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89	0.77%

Institutional Class

Actual	$1,000.00	$889.04	$2.46	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 1.19%
Avis Budget Rental Car Funding Series 2019-2A Class C 144A	4.24%	9-22-2025	$2,000,000	$1,910,144
Chesapeake Funding II LLC Series 2018-1A Class D 144A	3.92	4-15-2030	1,980,000	1,997,993
Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10	3-25-2023	1,380,000	1,227,783
Santander Retail Auto Lease Trust Series 2019-A Class D 144A	3.66	5-20-2024	2,000,000	2,030,422

Total Asset-Backed Securities (Cost $7,393,026)				7,166,342

			Shares
Common Stocks: 24.10%

Communication Services: 1.00%

Diversified Telecommunication Services: 0.49%
AT&T Incorporated #			43,274	1,261,437
Hellenic Telecommunications Organization SA			16,547	200,029
PT Telekomunikasi Indonesia Persero Tbk			1,382,100	268,427
Verizon Communications Incorporated #			23,364	1,255,348

				2,985,241

Entertainment: 0.03%
NetEase Incorporated ADR			621	199,316

Media: 0.10%
Naspers Limited			2,879	409,147
RTL Group SA			4,958	166,033

				575,180

Wireless Telecommunication Services: 0.38%
Advanced Info Service PCL			31,200	192,596
China Mobile Limited			73,500	550,830
KDDI Corporation			40,416	1,193,831
Mobile TeleSystems PJSC ADR			19,017	144,529
SK Telecom Company Limited			1,470	213,806

				2,295,592

Consumer Discretionary: 1.15%

Automobiles: 0.25%
Geely Automobile Holdings Limited			79,000	114,647
General Motors Company #			28,578	593,851
Guangzhou Automobile Group Company Limited H Shares			138,000	137,269
Hero Honda Motors Limited			6,954	146,639
Peugeot SA			41,487	540,131

				1,532,537

Hotels, Restaurants & Leisure: 0.02%
Sands China Limited			32,800	119,329

Household Durables: 0.44%
Coway Company Limited			2,154	101,892
Haier Smart Home Company Limited Class A			126,299	254,029
Hangzhou Robam Appliances Company Limited			36,699	145,781
Man Wah Holdings Limited			233,600	126,630
Midea Group Company Limited Class A			43,999	297,744
Persimmon plc			42,426	1,002,893

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Household Durables (continued)
Pulte Group Incorporated #	19,692	$439,525
Suzhou Gold Mantis Construction Decoration Company Limited	243,500	278,232

		2,646,726

Internet & Direct Marketing Retail: 0.10%
eBay Incorporated	19,632	590,138

Multiline Retail: 0.11%
Target Corporation #	7,344	682,772

Specialty Retail: 0.21%
China Yongda Automobile Service Holding Company	195,000	156,978
Petrobras Distribuidora SA	32,400	96,712
The TJX Companies Incorporated #	21,283	1,017,540

		1,271,230

Textiles, Apparel & Luxury Goods: 0.02%
Topsports International Holdings Limited	125,000	129,559

Consumer Staples: 1.01%

Food & Staples Retailing: 0.20%
Walmart de Mexico SAB de CV	77,500	182,589
Walmart Incorporated #	7,184	816,246
X5 Retail Group NV GDR	7,102	189,765

		1,188,600

Food Products: 0.58%
Dali Foods Group Company Limited 144A	239,500	166,100
Lamb Weston Holdings Incorporated	20,000	1,142,000
Nestle SA	13,390	1,370,705
Tingyi Holding Corporation	146,000	237,372
Uni-President China Holdings Limited	156,000	150,773
Uni-President Enterprises Corporation	59,000	127,701
WH Group Limited 144A	325,000	299,978

		3,494,629

Household Products: 0.19%
Kimberly-Clark de Mexico SAB de CV Class A	46,796	71,133
The Procter & Gamble Company #	9,851	1,083,610

		1,154,743

Personal Products: 0.04%
Hengan International Group Company Limited	37,600	280,841

Energy: 2.42%

Energy Equipment & Services: 0.01%
USA Compression Partners LP	8,558	48,438

Oil, Gas & Consumable Fuels: 2.41%
Alliance Resource Partners LP	17,805	55,196
Bharat Petroleum Corporation Limited	75,519	316,050
Black Stone Minerals LP	28,979	135,622
BP Midstream Partners LP	8,281	77,096
Calumet Specialty Products LP †	10,777	11,316
Canadian Natural Resources Limited	27,734	379,364

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Capital Product Partners LP	2,430	$17,788
Cheniere Energy Partners LP	7,266	196,255
CNOOC Limited	522,297	542,757
CNX Midstream Partners LP	7,326	59,341
ConocoPhillips #	16,500	508,200
Consol Coal Resources LP	911	5,193
Crestwood Equity Partners LP	8,539	36,120
CrossAmerica Partners LP	1,854	14,943
DCP Midstream LP	15,561	63,333
Delek Logistics Partners LP	1,526	13,887
Dorchester Minerals LP	5,060	47,109
Enable Midstream Partners LP	9,826	25,253
Energy Transfer Equity LP	400,529	1,842,433
Enterprise Products Partners	258,123	3,691,159
Enviva Partners LP	3,660	97,795
EQT Midstream Partners LP	14,277	168,469
Gazprom PAO ADR	22,213	100,730
Genesis Energy LP	19,156	75,092
Global Partners LP	4,842	42,706
Golar LNG Partners LP	8,355	28,073
Green Plains Partners LP	1,970	13,081
Hindustan Petroleum Corporation Limited	88,872	222,837
Holly Energy Partners LP	7,875	110,486
KNOT Offshore Partners LP	3,804	38,801
Lukoil PJSC ADR	2,200	129,650
Magellan Midstream Partners LP	39,675	1,447,741
MPLX LP	66,183	769,046
Natural Resource Partners LP	1,405	17,141
NGL Energy Partners LP	22,241	57,827
Noble Midstream Partners LP	5,799	20,297
NuStar Energy LP	17,038	146,356
Oasis Midstream Partners LP	1,879	9,301
ONEOK Incorporated	24,000	523,440
PBF Logistics LP	4,747	32,090
PetroChina Company Limited H Shares	348,000	126,129
Phillips 66 Partners LP	9,865	359,382
Plains All American Pipeline LP	75,878	400,636
Shell Midstream Partners LP	22,288	222,434
Sprague Resources LP	1,737	22,720
Summit Midstream Partners LP	7,185	4,383
Sunoco LP	9,343	146,125
TC Pipelines LP	9,413	258,669
USD Partners LP	1,696	4,884
Valero Energy Corporation #	17,489	793,301
Western Midstream Partners LP	34,623	112,179

		14,540,216

Financials: 2.61%

Banks: 1.05%
Banco de Brasil SA	68,584	368,124
Bangkok Bank PCL	36,100	111,808
Bank of the Philippine Islands	91,310	111,083
BNP Paribas SA	14,238	415,682
China Construction Bank H Shares	995,000	808,782
China Merchants Bank Company Limited H Shares	49,500	221,452
CIMB Group Holdings Bhd	154,838	128,848

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Banks (continued)
Citigroup Incorporated #	16,731	$704,710
Credicorp Limited	711	101,723
CTBC Financial Holding Company Limited	397,000	233,769
Industrial & Commercial Bank of China Limited H Shares	904,000	616,689
ING Groep NV	76,141	390,154
JPMorgan Chase & Company #	11,947	1,075,588
KB Financial Group Incorporated	7,635	214,727
National Commercial Bank	23,347	215,204
PT Bank Rakyat Indonesia Tbk	777,600	142,616
Qatar National Bank	31,155	142,370
RHB Capital Bhd	112,100	121,976
Sberbank PJSC of Russia ADR	13,753	129,551
Standard Bank Group Limited	18,048	103,291

		6,358,147

Capital Markets: 0.64%
Ares Capital Corporation #	87,753	945,977
B3 Brasil Bolsa Balcao SA	26,700	184,471
Banco BTG Pactual SA	17,600	112,589
BlackRock Incorporated	1,357	597,039
Hercules Capital Incorporated #	44,924	343,219
Intermediate Capital Group	75,428	832,511
Morgan Stanley #	20,452	695,368
NH Investment & Securities Company Limited	21,994	160,958

		3,872,132

Diversified Financial Services: 0.10%
ORIX Corporation	47,800	570,286

Insurance: 0.77%
China Life Insurance Company H Shares	95,000	183,450
Chubb Limited	20,000	2,233,800
Legal & General Group plc	238,128	562,625
PICC Property & Casualty Company Limited H Shares	150,000	143,637
Ping An Insurance Group Company H Shares	138,400	1,351,650
Powszechny Zaklad Ubezpieczen SA	20,586	154,642

		4,629,804

Mortgage REITs: 0.05%
New Residential Investment Corporation #	55,640	278,756

Health Care: 3.15%

Biotechnology: 0.50%
AbbVie Incorporated #	15,318	1,167,078
Amgen Incorporated #	4,100	831,193
Gilead Sciences Incorporated #	13,546	1,012,699

		3,010,970

Health Care Equipment & Supplies: 0.79%
Abbott Laboratories	25,000	1,972,750
Becton Dickinson & Company	8,000	1,838,160
Danaher Corporation	7,000	968,870

		4,779,780

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Health Care Providers & Services: 0.46%
CVS Health Corporation #	14,209	$843,020
HCA Healthcare Incorporated #	7,023	631,017
Sinopharm Group Company Limited H Shares	88,800	196,754
UnitedHealth Group Incorporated #	4,477	1,116,474

		2,787,265

Life Sciences Tools & Services: 0.24%
Thermo Fisher Scientific Incorporated	5,000	1,418,000

Pharmaceuticals: 1.16%
Astellas Pharma Incorporated	73,762	1,136,478
Bristol-Myers Squibb Company #	30,589	1,705,031
Johnson & Johnson #	7,282	954,889
Novartis AG	13,842	1,141,948
Roche Holding AG	3,767	1,212,002
Sanofi SA	9,632	833,888

		6,984,236

Industrials: 2.11%

Aerospace & Defense: 0.63%
Curtiss-Wright Corporation	12,647	1,168,709
Huntington Ingalls Industries Incorporated	8,000	1,457,680
Raytheon Company	9,000	1,180,350

		3,806,739

Construction & Engineering: 0.25%
Bouygues SA	28,961	840,482
China Communications Services Corporation Limited H Shares	370,000	266,050
China State Construction Engineering Corporation Limited Class A	233,800	171,929
China State Construction International Holdings	292,000	214,143

		1,492,604

Electrical Equipment: 0.35%
AMETEK Incorporated	15,000	1,080,300
Nari Technology Company Limited	79,400	217,946
Schneider Electric SE	9,987	844,130

		2,142,376

Industrial Conglomerates: 0.14%
Honeywell International Incorporated #	5,025	672,295
The Bidvest Group Limited	20,558	167,602

		839,897

Machinery: 0.52%
IDEX Corporation	9,000	1,242,990
John Bean Technologies Corporation	20,000	1,485,400
Weichai Power Company Limited H Shares	115,000	183,183
Zhengzhou Yutong Bus Company Limited Class A	107,100	204,758

		3,116,331

Trading Companies & Distributors: 0.18%
Itochu Corporation	52,753	1,091,703

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  11

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Transportation Infrastructure: 0.04%
China Merchants Port Holdings Company Limited	204,000	$231,745

Information Technology: 6.46%

Communications Equipment: 0.38%
Accton Technology Corporation	26,000	139,115
Cisco Systems Incorporated #	55,380	2,176,988

		2,316,103

Electronic Equipment, Instruments & Components: 0.88%
Amphenol Corporation Class A	25,000	1,822,000
Corning Incorporated	80,000	1,643,200
Delta Electronics Incorporated	34,000	134,566
FLIR Systems Incorporated	22,000	701,580
Hon Hai Precision Industry Company Limited	57,600	132,611
Keysight Technologies Incorporated †#	8,609	720,401
Largan Precision Company Limited	970	122,481

		5,276,839

IT Services: 1.17%
Amdocs Limited #	12,418	682,617
Infosys Limited ADR	48,386	397,249
International Business Machines Corporation #	8,814	977,737
Leidos Holdings Incorporated #	39,057	3,579,574
Tech Mahindra Limited	45,536	339,195
Visa Incorporated Class A #	6,523	1,050,986

		7,027,358

Semiconductors & Semiconductor Equipment: 1.72%
ASE Technology Holding Company Limited	66,000	127,843
ASM Pacific Technology	18,400	170,611
Broadcom Incorporated	10,000	2,371,000
Cypress Semiconductor Corporation	100,000	2,332,000
KLA-Tencor Corporation #	5,350	769,009
Mediatek Incorporated	11,600	124,505
Microchip Technology Incorporated	9,000	610,200
SK Hynix Incorporated	5,780	390,751
Taiwan Semiconductor Manufacturing Company Limited	145,000	1,305,335
Taiwan Semiconductor Manufacturing Company Limited ADR #	14,500	692,955
Texas Instruments Incorporated #	15,089	1,507,844

		10,402,053

Software: 1.24%
Adobe Incorporated †	7,000	2,227,680
Microsoft Corporation #	15,307	2,414,067
SAP SE	8,180	913,280
Synopsys Incorporated †	15,000	1,931,850

		7,486,877

Technology Hardware, Storage & Peripherals: 1.07%
Apple Incorporated #	6,280	1,596,941
Lenovo Group Limited	2,241,494	1,187,414
Quanta Computer Incorporated	127,000	251,478
Samsung Electronics Company Limited	34,476	1,340,478
Samsung Electronics Company Limited GDR 144A	1,122	1,109,812

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corporation	20,000	$832,400
Wiwynn Corporation	6,400	147,157

		6,465,680

Materials: 1.00%

Chemicals: 0.33%
Celanese Corporation Series A	6,000	440,340
Ciner Resources LP	857	8,879
CVR Partners LP	12,987	13,377
LyondellBasell Industries NV Class A	24,125	1,197,324
Sociedad Quimica Minera de Chile	5,791	130,587
Wanhua Chemical Group Company Limited Class A	22,100	127,326
Westlake Chemical Partners LP	3,362	49,690

		1,967,523

Metals & Mining: 0.64%
Barrick Gold Corporation	50,357	925,341
Fortescue Metals Group Limited	187,370	1,148,245
Kumba Iron Ore Limited	16,077	250,685
Magnitogorsk Iron & Steel Works PJSC	262,100	125,862
Polymetal International plc	17,684	302,669
Rio Tinto plc	15,107	692,539
Southern Copper Corporation	6,321	177,999
Vale SA	30,100	250,365

		3,873,705

Paper & Forest Products: 0.03%
Mondi plc	8,291	139,916
Pope Resources LP	560	48,042

		187,958

Real Estate: 1.35%

Equity REITs: 1.00%
Crown Castle International Corporation	20,000	2,888,000
Embassy Office Parks REIT	39,800	183,931
Fibra Uno Administracion SAB de CV	154,916	121,595
Gaming and Leisure Properties Incorporated #	38,730	1,073,208
Life Storage Incorporated #	6,512	615,710
Saul Centers Incorporated	35,000	1,145,900

		6,028,344

Real Estate Management & Development: 0.35%
China Merchants Shekou Industrial Zone Holdings Company Limited Class A	70,300	161,929
China Overseas Land & Investment Limited	73,400	225,039
China Resources Land Limited	71,350	291,214
China Vanke Company Limited Class A	66,694	238,685
Logan Property Holdings Company Limited	662,442	1,007,696
Shimao Property Holding Limited	47,000	162,884

		2,087,447

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  13

Portfolio of investments—March 31, 2020 (unaudited)

			Shares	Value
Utilities: 1.84%

Electric Utilities: 0.48%
American Electric Power Company Incorporated			34,000	$2,719,320
Red Eléctrica de Espana SA			10,658	191,519

				2,910,839

Gas Utilities: 0.49%
Atmos Energy Corporation			20,000	1,984,600
ENN Energy Holdings Limited			13,400	129,809
Gail India Limited			150,025	150,610
Infraestructura Energetica Nova SAB de CV			68,000	208,708
Kunlun Energy Company Limited			236,000	136,387
Mahanagar Gas Limited			14,905	161,340
Suburban Propane Partners LP			10,782	152,457

				2,923,911

Independent Power & Renewable Electricity Producers: 0.13%
Drax Group plc			239,949	453,790
Vistra Energy Corporation			20,000	319,200

				772,990

Multi-Utilities: 0.72%
CMS Energy Corporation			37,000	2,173,750
DTE Energy Company			16,000	1,519,520
Engie SA			65,775	673,565

				4,366,835

Water Utilities: 0.02%
Beijing Enterprises Water Group Limited			326,000	126,386

Total Common Stocks (Cost $167,716,671)				145,366,706

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 53.40%

Communication Services: 0.20%

Media: 0.20%
McGraw-Hill Global Education Holdings LLC 144A	7.88%	5-15-2024	$1,598,000	1,190,510

Consumer Discretionary: 4.77%

Auto Components: 1.77%
Dana Holding Corporation	5.50	12-15-2024	3,925,000	3,424,602
Speedway Motors Incorporated 144A	4.88	11-1-2027	3,000,000	2,700,000
Tenneco Incorporated	5.00	7-15-2026	7,250,000	4,549,375

				10,673,977

Hotels, Restaurants & Leisure: 0.40%
1929 Fieldhouse LLC / West Ward Street Development Corporation 144A	5.25	6-1-2020	2,410,000	2,419,272

Household Durables: 1.92%
Installed Building Company 144A	5.75	2-1-2028	12,140,000	11,563,350

Specialty Retail: 0.68%
Group 1 Automotive Incorporated	5.00	6-1-2022	4,453,000	4,096,760

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 2.32%

Food Products: 2.32%
Lamb Weston Holdings Incorporated 144A	4.63%	11-1-2024	$9,000,000	$8,865,000
Post Holdings Incorporated 144A	5.00	8-15-2026	5,000,000	5,145,750

				14,010,750

Energy: 1.41%

Oil, Gas & Consumable Fuels: 1.41%
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	9,500,000	8,503,677

Financials: 0.79%

Banks: 0.56%
Allied Irish Banks plc (5 Year EUR Swap +7.34%) ±	7.38	12-29-2049	1,500,000	1,605,463
Citigroup Incorporated (U.S. SOFR +3.23%) ±(s)	4.70	1-30-2025	1,000,000	865,000
JPMorgan Chase & Company (U.S. SOFR +3.13%) ±(s)	4.60	2-1-2025	1,000,000	875,200

				3,345,663

Diversified Financial Services: 0.23%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2030	2,000,000	1,402,323

Health Care: 14.47%

Health Care Equipment & Supplies: 2.77%
Hologic Incorporated 144A	4.38	10-15-2025	7,000,000	6,932,030
Teleflex Incorporated	4.63	11-15-2027	1,984,000	1,981,818
Teleflex Incorporated	4.88	6-1-2026	8,000,000	7,800,000

				16,713,848

Health Care Providers & Services: 7.94%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	9,335,000	8,961,600
Centene Corporation 144A	3.38	2-15-2030	3,000,000	2,790,000
Centene Corporation 144A	4.63	12-15-2029	7,000,000	7,035,000
Davita Incorporated	5.00	5-1-2025	9,000,000	8,988,210
HCA Incorporated	5.38	2-1-2025	9,500,000	9,666,155
HealthSouth Corporation	5.13	3-15-2023	2,000,000	1,980,000
Montefiore Obligated Group	4.29	9-1-2050	1,670,000	1,437,934
St. Joseph’s Hospital & Medical Center	3.93	7-1-2022	2,000,000	2,058,741
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	5,700,000	4,968,690

				47,886,330

Health Care Technology: 0.85%
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	5,000,000	5,100,000

Life Sciences Tools & Services: 1.34%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	5,075,000	5,176,500
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	3,000,000	2,891,700

				8,068,200

Pharmaceuticals: 1.57%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	1,550,000	1,449,250
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	8,300,000	8,051,000

				9,500,250

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  15

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrials: 8.97%

Aerospace & Defense: 1.50%
Moog Incorporated 144A	4.25%	12-15-2027	$700,000	$631,750
TransDigm Group Incorporated	6.38	6-15-2026	8,800,000	8,426,000

				9,057,750

Commercial Services & Supplies: 2.41%
ACCO Brands Corporation 144A	5.25	12-15-2024	5,000,000	4,800,000
Clean Harbors Incorporated 144A	5.13	7-15-2029	2,000,000	1,860,000
Northern Light Health	5.02	7-1-2036	1,000,000	1,019,519
South Nassau Communities Hospital Incorporated	4.65	8-1-2048	2,000,000	1,925,164
Stericycle Incorporated 144A	5.38	7-15-2024	5,000,000	4,950,000

				14,554,683

Construction & Engineering: 0.30%
Aecom Company	5.13	3-15-2027	2,000,000	1,800,000

Electrical Equipment: 0.43%
Resideo Funding Incorporated 144A	6.13	11-1-2026	3,000,000	2,617,500

Machinery: 3.06%
Actuant Corporation	5.63	6-15-2022	1,165,000	1,077,625
HD Supply Incorporated 144A	5.38	10-15-2026	8,100,000	7,874,172
SPX FLOW Incorporated 144A	5.63	8-15-2024	4,500,000	4,365,000
SPX FLOW Incorporated 144A	5.88	8-15-2026	5,328,000	5,114,880

				18,431,677

Trading Companies & Distributors: 1.27%
WESCO Distribution Incorporated	5.38	6-15-2024	8,974,000	7,627,900

Information Technology: 6.30%

Communications Equipment: 0.94%
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	6,500,000	5,638,750

Electronic Equipment, Instruments & Components: 3.62%
Anixter International Incorporated	5.13	10-1-2021	3,000,000	3,020,280
MTS Systems Corporation 144A	5.75	8-15-2027	5,340,000	4,952,850
TTM Technologies Incorporated 144A	5.63	10-1-2025	16,495,000	13,855,800

				21,828,930

IT Services: 0.32%
Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	1,955,000

Technology Hardware, Storage & Peripherals: 1.42%
Diebold Nixdorf Incorporated	8.50	4-15-2024	8,500,000	5,525,085
Western Digital Corporation	4.75	2-15-2026	3,000,000	3,049,500

				8,574,585

Materials: 9.69%

Chemicals: 6.47%
Koppers Incorporated 144A	6.00	2-15-2025	13,150,000	10,520,000
Olin Corporation	5.13	9-15-2027	5,000,000	4,467,825
Olin Corporation	5.50	8-15-2022	5,500,000	5,060,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	6,117,000	2,783,235

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value

Chemicals (continued)
Scotts Miracle-Gro Company	5.25%	12-15-2026		$4,000,000	$3,800,000
Valvoline Incorporated	4.38	8-15-2025		13,000,000	12,382,500

					39,013,560

Containers & Packaging: 2.88%
Ball Corporation	4.00	11-15-2023		1,000,000	1,007,500
Ball Corporation	5.00	3-15-2022		2,500,000	2,573,300
Berry Global Incorporated	5.13	7-15-2023		6,500,000	6,514,300
Sealed Air Corporation 144A	5.25	4-1-2023		4,650,000	4,773,737
Sealed Air Corporation 144A	5.50	9-15-2025		2,500,000	2,531,275

					17,400,112

Metals & Mining: 0.34%
Commercial Metals Company	4.88	5-15-2023		2,150,000	2,026,375

Real Estate: 4.48%

Equity REITs: 4.48%
Equinix Incorporated	5.38	5-15-2027		5,000,000	4,988,900
Iron Mountain Incorporated 144A	4.88	9-15-2027		12,000,000	11,640,000
Sabra Health Care LP/Sabra Capital Corporation	3.90	10-15-2029		4,175,000	3,734,988
SBA Communications Corporation 144A	3.88	2-15-2027		6,650,000	6,666,625

					27,030,513

Total Corporate Bonds and Notes (Cost $351,258,394)					322,032,245

Foreign Corporate Bonds and Notes: 2.31%

Financials: 2.31%

Banks: 2.31%
ABN AMRO Bank NV (5 Year EUR Swap +3.90%) ±(s)	4.75	9-22-2027	EUR	3,000,000	2,779,307
Banco Santander SA (5 Year EUR Swap +4.53%) ±(s)	4.38	1-14-2026	EUR	3,000,000	2,465,913
Bankia SA (5 Year EUR Swap +6.22%) ±(s)	6.38	9-19-2023	EUR	3,000,000	2,580,242
Cooperatieve Rabobank UA (5 Year EUR Swap +6.70%) ±	6.63	12-29-2049	EUR	2,800,000	2,941,433
Governor & Company of The Bank of Ireland (5 Year EUR Swap +6.96%) ±	7.38	12-29-2049	EUR	3,000,000	3,174,180

Total Foreign Corporate Bonds and Notes (Cost $16,842,271)					13,941,075

Municipal Obligations: 5.03%

California: 0.51%

Education Revenue: 0.36%
California School Finance Authority Charter School 144A	4.25	7-1-2025		$935,000	906,052
California School Finance Authority Charter School 144A	5.00	6-15-2031		1,350,000	1,253,934

					2,159,986

Health Revenue: 0.15%
California Municipal Finance Authority Series 2019B 144A	4.25	11-1-2023		900,000	887,958

					3,047,944

Colorado: 0.38%

Health Revenue: 0.38%
Denver CO Health & Hospital Authority Series B	4.65	12-1-2023		1,205,000	1,262,286
Denver CO Health & Hospital Authority Series B	4.90	12-1-2024		250,000	262,780

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  17

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Denver CO Health & Hospital Authority Series B	5.00%	12-1-2025	$275,000	$289,765
Denver CO Health & Hospital Authority Series B	5.15	12-1-2026	445,000	468,300

				2,283,131

Florida: 0.26%

Education Revenue: 0.26%
Capital Trust Agency Renaissance Charter School Project Series B 144A	5.63	6-15-2023	590,000	603,930
Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	1,000,000	991,140

				1,595,070

Georgia: 0.08%

Health Revenue: 0.08%
Cobb County Development Authority Presbyterian Village Austell Project Series 2019B 144A	5.75	12-1-2028	500,000	478,485

Guam: 0.11%

Airport Revenue: 0.11%
Guam Port Authority Series C	3.78	7-1-2021	635,000	645,224

Illinois: 0.51%

Miscellaneous Revenue: 0.51%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,252,402
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,825,000	1,806,276

				3,058,678

Indiana: 0.08%

Health Revenue: 0.08%
Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	453,125

Iowa: 0.18%

GO Revenue: 0.18%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,103,592

Louisiana: 0.16%

Health Revenue: 0.16%
Louisiana Local Government Environmental Facilities and Community Development Authority	5.75	1-1-2029	1,000,000	980,340

Michigan: 0.50%

Miscellaneous Revenue: 0.50%
Wayne County MI Recovery Zone Economic Development Build America Bonds	10.00	12-1-2040	3,000,000	3,043,770

New Jersey: 0.36%

Education Revenue: 0.18%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	1,047,760

Utilities Revenue: 0.18%
Newark NJ Redevelopment Area Public Service Electric & Gas Project 144A	4.49	12-1-2047	1,000,000	1,104,810

				2,152,570

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
New York: 0.22%

Education Revenue: 0.09%
Yonkers Economic Development Corporation Series 2019B	4.50%	10-15-2024	$545,000	$527,020

Health Revenue: 0.05%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25	11-1-2028	305,000	318,591

Utilities Revenue: 0.08%
New York Energy Research & Development Authority Green Bond Series A	4.81	4-1-2034	500,000	500,150

				1,345,761

Ohio: 0.13%

Tobacco Revenue: 0.13%
Buckeye OH Tobacco Settlement Financing Authority ¤	0.00	6-1-2057	7,000,000	772,310

Oklahoma: 0.31%

Health Revenue: 0.09%
Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	578,710

Miscellaneous Revenue: 0.22%
Woodward County OK Educational Facilities Authority Mooreland Public Schools Project Series B	4.63	9-15-2025	1,310,000	1,321,332

				1,900,042

Pennsylvania: 0.33%

Housing Revenue: 0.33%
Philadelphia PA IDA MFHR University Square Apartments Low Income Housing Project 144A	5.00	12-1-2020	2,000,000	2,003,500

Tennessee: 0.15%

Tax Revenue: 0.15%
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	1,000,000	876,580

Texas: 0.08%

Education Revenue: 0.08%
Clifton TX Higher Education Finance Corporation International Leadership	6.13	8-15-2023	500,000	500,085

Virginia: 0.34%

Tax Revenue: 0.34%
Mosaic District VA CDA Series A-T	7.25	3-1-2036	2,000,000	2,050,700

Wisconsin: 0.34%

Education Revenue: 0.34%
PFA Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,360,000	1,506,758
Public Finance Authority WI Educational Facility Ikaho College 144A	6.75	6-1-2031	500,000	556,050

				2,062,808

Total Municipal Obligations (Cost $30,698,967)				30,353,715

Non-Agency Mortgage-Backed Securities: 1.97%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	1,000,000	630,865
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	508,299	506,239

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  19

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
BCC Funding Corporation Series 2019-1A Class D 144A	3.94%	7-20-2027	$450,000	$436,473
Capital Automotive Real Estate Services Series 1A Class A6 144A	3.81	2-15-2050	500,000	465,000
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class B	3.77	2-10-2048	2,524,616	2,424,231
CLI Funding LLC Series 2018-1A Class A 144A	4.03	4-18-2043	598,340	568,374
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	918,773	854,066
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	503,494	477,180
Conn Funding II LP Series A Class A 144A	3.40	10-16-2023	407,065	395,419
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	798,000	737,384
JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	693,286	703,725
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	980,190	905,894
Mosaic Solar Loans LLC Series 2019-2A Class A 144A	2.88	9-20-2040	270,321	260,607
Sequoia Mortgage Trust Series 2018-6 Class A19 144A±±	4.00	7-25-2048	960,367	973,868
SoFi Consumer Loan Program Trust Series 2019-2 Class C 144A	3.46	4-25-2028	2,000,000	1,542,110

Total Non-Agency Mortgage-Backed Securities (Cost $13,165,233)				11,881,435

	Dividend yield		Shares
Preferred Stocks: 0.15%

Energy: 0.02%

Oil, Gas & Consumable Fuels: 0.02%
Petroleo Brasil SP ADR	7.09		20,934	112,834

Financials: 0.05%

Banks: 0.05%
Banco Bradesco SA	11.25		29,040	116,080
Itaúsa Investimentos Itaú SA	6.21		103,700	175,025

				291,105

Information Technology: 0.06%

Technology Hardware, Storage & Peripherals: 0.06%
Samsung Electronics Company Limited	2.79		10,946	356,704

Materials: 0.02%

Metals & Mining: 0.02%
Gerdau SA	18.63		62,200	120,304

Total Preferred Stocks (Cost $1,255,786)				880,947

	Interest rate		Principal
Yankee Corporate Bonds and Notes: 9.06%

Financials: 7.88%

Banks: 5.03%
Barclays plc (5 Year USD Swap +4.84%) ±(s)	7.75	9-15-2023	$2,160,000	1,894,320
BNP Paribas SA (5 Year USD Swap +6.31%) ±	7.63	12-29-2049	4,000,000	3,905,000
Credit Agricole SA (5 Year USD Swap +4.90%) 144A±	7.88	12-29-2049	1,750,000	1,688,750
Credit Agricole SA (5 Year USD Swap +6.19%) 144A±	8.13	12-29-2049	1,750,000	1,802,500
Danske Bank AS (7 Year Treasury Constant Maturity +4.13%) ±(s)	7.00	6-26-2025	2,300,000	1,932,000
DNB Bank ASA (5 Year USD Swap +5.08%) ±	6.50	12-29-2049	3,690,000	3,312,690
HSBC Holdings plc (USD ICE Swap Rate 11:00am NY 5Y +4.37%) ±	6.38	12-29-2049	3,690,000	3,450,150

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Banks (continued)
ING Groep NV (USD ICE Swap Rate 11:00am NY 5Y +4.20%) ±(s)	6.75%	4-16-2024	$3,800,000	$3,258,500
Lloyds Banking Group plc (5 Year USD Swap +4.76%) ±	7.50	4-30-2049	3,665,000	3,147,136
Skandinaviska Enskilda Banken AB (5 Year Treasury Constant Maturity +3.46%) ±(s)	5.13	5-13-2025	2,000,000	1,723,000
Societe Generale SA (USD ICE Swap Rate 11:00am NY 5Y +5.87%) 144A±	8.00	12-29-2049	3,535,000	3,234,525
Standard Chartered plc (5 Year USD Swap +5.72%) 144A±	7.75	12-29-2049	1,000,000	982,500

				30,331,071

Capital Markets: 0.54%
Credit Suisse Group AG (5 Year USD Swap +4.60%) 144A±	7.50	12-29-2049	3,395,000	3,267,688

Diversified Financial Services: 2.31%
Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	10,710,000
UBS Group Funding Switzerland AG (5 Year USD Swap +4.87%) ±	7.00	12-29-2049	3,330,000	3,208,455

				13,918,455

Industrials: 0.61%

Electrical Equipment: 0.61%
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	3,656,250

Information Technology: 0.57%

Technology Hardware, Storage & Peripherals: 0.57%
Seagate HDD	4.88	6-1-2027	3,500,000	3,469,175

Total Yankee Corporate Bonds and Notes (Cost $60,119,293)				54,642,639

	Yield		Shares
Short-Term Investments: 1.53%

Investment Companies: 0.95%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35		5,744,946	5,744,946

			Principal

U.S. Treasury Securities: 0.58%
U.S. Treasury Bill (z)#	0.40	6-11-2020	$3,498,000	3,497,205

Total Short-Term Investments (Cost $9,240,126)				9,242,151

Total investments in securities (Cost $657,689,767)	98.74%	595,507,255

Other assets and liabilities, net	1.26	7,626,584

Total net assets	100.00%	$603,133,839

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

¤	The security is issued in zero coupon form with no periodic interest payments.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  21

Portfolio of investments—March 31, 2020 (unaudited)

Abbreviations:

ADR	American depositary receipt

CDA	Community Development Authority

EUR	Euro

GDR	Global depositary receipt

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDA	Industrial Development Authority

MFHR	Multifamily housing revenue

PFA	Public Finance Authority

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

NASDAQ 100 E-Mini Index	190	6-19-2020	$26,879,188	$29,587,750	$2,708,562	$0

S&P 500 E-Mini Index	46	6-19-2020	5,453,749	5,910,310	456,561	0

Short

Russell 2000 E-Mini Index	(302)	6-19-2020	(15,105,366)	(17,328,760)	0	(2,223,394)

					$3,165,123	$(2,223,394)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

25,953,010 USD	23,900,000 EUR	Citibank	6-30-2020	$0	$(493,760)

1,444,000 EUR	1,566,364 USD	Citibank	6-30-2020	31,508	0

				$31,508	$(493,760)

Written Options

Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Call
iShares MSCI EAFE ETF	Morgan Stanley	(158)	$(1,003,300)	$63.50	4-3-2020	$(1)
iShares MSCI Emerging Markets ETF	Morgan Stanley	(3,723)	(14,892,000)	40.00	4-3-2020	(332)
iShares MSCI Emerging Markets ETF	Morgan Stanley	(293)	(1,157,350)	39.50	4-3-2020	(57)
Russell 2000 Index	Morgan Stanley	(35)	(4,917,500)	1,405.00	4-3-2020	(8)
S&P 100 Index	Morgan Stanley	(29)	(3,813,500)	1,315.00	4-3-2020	(1,116)
SPDR Euro STOXX 50 ETF	Morgan Stanley	(791)	(2,728,950)	34.50	4-3-2020	(11)
iShares MSCI Emerging Markets ETF	Morgan Stanley	(850)	(3,272,500)	38.50	4-9-2020	(2,655)
iShares MSCI Emerging Markets ETF	Morgan Stanley	(2,141)	(8,992,200)	42.00	4-9-2020	(118)
S&P 100 Index	Morgan Stanley	(72)	(9,000,000)	1,250.00	4-9-2020	(79,200)
Dow Jones Industrial Average	Morgan Stanley	(7)	(150,500)	215.00	4-17-2020	(10,780)
iShares MSCI Emerging Markets ETF	Morgan Stanley	(693)	(2,356,200)	34.00	4-17-2020	(99,792)
S&P 500 Index	Morgan Stanley	(13)	(3,243,500)	2,495.00	4-17-2020	(213,764)

						$(407,834)

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	19,875,845	107,656,270	(121,787,169)	5,744,946	$0	$0	$226,860	$5,744,946	0.95%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  23

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $651,944,821)	$589,762,309
Investments in affiliated securities, at value (cost $5,744,946)	5,744,946
Cash	2,235,675
Cash at broker segregated for futures contracts	640,000
Receivable for investments sold	1,928,951
Receivable for Fund shares sold	2,007,568
Receivable for dividends and interest	7,107,223
Unrealized gains on forward foreign currency contracts	31,508
Prepaid expenses and other assets	293,654

Total assets	609,751,834

Liabilities
Payable for investments purchased	1,371,921
Payable for Fund shares redeemed	1,101,079
Payable for daily variation margin on open futures contracts	253,070
Overdraft due to custodian bank, foreign currency, at value (cost $2,431,532)	2,431,726
Written options, at value (premiums received $1,223,092)	407,834
Unrealized losses on forward foreign currency contracts	493,760
Cash collateral due to broker for forward foreign currency contracts	190,000
Management fee payable	187,644
Administration fees payable	96,006
Distribution fee payable	80,894
Trustees’ fees and expenses payable	4,061

Total liabilities	6,617,995

Total net assets	$603,133,839

Net assets consist of
Paid-in capital	$693,912,010
Total distributable loss	(90,778,171)

Total net assets	$603,133,839

Computation of net asset value and offering price per share
Net assets – Class A	$209,021,531
Shares outstanding – Class A1	39,572,199
Net asset value per share – Class A	$5.28
Maximum offering price per share – Class A2	$5.60
Net assets – Class C	$119,467,473
Shares outstanding – Class C1	22,560,404
Net asset value per share – Class C	$5.30
Net assets – Class R6	$2,574,303
Shares outstanding – Class R6[1]	499,906
Net asset value per share – Class R6	$5.15
Net assets – Administrator Class	$9,255,101
Shares outstanding – Administrator Class[1]	1,796,799
Net asset value per share – Administrator Class	$5.15
Net assets – Institutional Class	$262,815,431
Shares outstanding – Institutional Class[1]	51,027,187
Net asset value per share – Institutional Class	$5.15

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Diversified Income Builder Fund

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Interest	$12,704,208
Dividends (net of foreign withholding taxes of $88,628)	3,389,801
Income from affiliated securities	226,860

Total investment income	16,320,869

Expenses
Management fee	1,969,573
Administration fees
Class A	267,496
Class C	147,185
Class R6	235
Administrator Class	7,300
Institutional Class	207,201
Shareholder servicing fees
Class A	318,447
Class C	175,220
Administrator Class	14,039
Distribution fee
Class C	525,646
Custody and accounting fees	18,349
Professional fees	32,722
Registration fees	50,137
Shareholder report expenses	50,137
Trustees’ fees and expenses	11,029
Interest expense	259
Other fees and expenses	9,340

Total expenses	3,804,315
Less: Fee waivers and/or expense reimbursements
Fund-level	(729,967)

Net expenses	3,074,348

Net investment income	13,246,521

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(6,134,431)
Futures contracts	(4,387,826)
Forward foreign currency contracts	958,152
Written options	1,201,531

Net realized losses on investments	(8,362,574)

Net change in unrealized gains (losses) on
Unaffiliated securities	(89,261,575)
Futures contracts	843,038
Forward foreign currency contracts	(381,476)
Written options	815,258

Net change in unrealized gains (losses) on investments	(87,984,755)

Net realized and unrealized gains (losses) on investments	(96,347,329)

Net decrease in net assets resulting from operations	$(83,100,808)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  25

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$13,246,521		$25,931,305
Net realized losses on investments		(8,362,574)		(23,328,410)
Net change in unrealized gains (losses) on investments		(87,984,755)		22,911,044

Net increase (decrease) in net assets resulting from operations		(83,100,808)		25,513,939

Distributions to shareholders from net investment income and net realized gains
Class A		(4,475,198)		(19,291,628)
Class C		(1,924,707)		(11,757,683)
Class R6		(33,417)		(2,192)
Administrator Class		(207,916)		(2,015,528)
Institutional Class		(6,248,451)		(26,837,985)

Total distributions to shareholders		(12,889,689)		(59,905,016)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,708,789	34,764,733	15,741,839	94,086,277
Class C	3,026,697	18,368,376	6,522,568	38,947,259
Class R6	493,921	2,911,613	0	0
Administrator Class	240,825	1,411,812	729,093	4,244,341
Institutional Class	10,092,624	59,645,030	22,831,336	132,583,652

		117,101,564		269,861,529

Reinvestment of distributions
Class A	704,850	4,209,699	3,135,334	18,209,570
Class C	288,346	1,728,869	1,853,575	10,728,732
Class R6	5,769	32,940	0	0
Administrator Class	29,488	171,793	322,489	1,815,085
Institutional Class	871,373	5,066,788	3,849,831	21,832,218

		11,210,089		52,585,605

Payment for shares redeemed
Class A	(8,393,950)	(48,915,411)	(13,852,338)	(82,279,885)
Class C	(3,933,863)	(23,083,595)	(11,490,423)	(68,292,199)
Class R6	(3,836)	(20,256)	0	0
Administrator Class	(490,050)	(2,866,937)	(4,353,482)	(24,635,205)
Institutional Class	(12,752,090)	(70,728,809)	(28,099,288)	(162,899,174)

		(145,615,008)		(338,106,463)

Net decrease in net assets resulting from capital share transactions		(17,303,355)		(15,659,329)

Total decrease in net assets		(113,293,852)		(50,050,406)

Net assets
Beginning of period		716,427,691		766,478,097

End of period		$603,133,839		$716,427,691

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.06	$6.33	$6.42	$6.13	$5.71	$6.37
Net investment income	0.11 [1]	0.22	0.21	0.20	0.20	0.21
Net realized and unrealized gains (losses) on investments	(0.78)	0.02	(0.01)	0.35	0.64	(0.31)

Total from investment operations	(0.67)	0.24	0.20	0.55	0.84	(0.10)
Distributions to shareholders from
Net investment income	(0.11)	(0.23)	(0.19)	(0.22)	(0.21)	(0.21)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.11)	(0.51)	(0.29)	(0.26)	(0.42)	(0.56)
Net asset value, end of period	$5.28	$6.06	$6.33	$6.42	$6.13	$5.71
Total return[1]	(11.30)%	4.51%	3.23%	9.16%	15.39%	(1.92)%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.04%	1.05%	1.08%	1.11%
Net expenses	0.85%	0.85%	0.90%	1.05%	1.08%	1.08%
Net investment income	3.74%	3.75%	3.34%	3.29%	3.55%	3.38%
Supplemental data
Portfolio turnover rate	19%	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$209,022	$251,673	$231,176	$220,977	$154,496	$127,242

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.07	$6.34	$6.44	$6.14	$5.72	$6.39
Net investment income	0.09	0.18	0.17	0.16	0.16 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.78)	0.02	(0.02)	0.35	0.63	(0.32)

Total from investment operations	(0.69)	0.20	0.15	0.51	0.79	(0.16)
Distributions to shareholders from
Net investment income	(0.08)	(0.19)	(0.15)	(0.17)	(0.16)	(0.16)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.08)	(0.47)	(0.25)	(0.21)	(0.37)	(0.51)
Net asset value, end of period	$5.30	$6.07	$6.34	$6.44	$6.14	$5.72
Total return[2]	(11.46)%	3.71%	2.32%	8.51%	14.51%	(2.81)%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.80%	1.79%	1.80%	1.83%	1.86%
Net expenses	1.60%	1.60%	1.65%	1.80%	1.83%	1.83%
Net investment income	2.99%	2.99%	2.59%	2.54%	2.80%	2.62%
Supplemental data
Portfolio turnover rate	19%	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$119,467	$140,722	$166,750	$165,513	$129,856	$110,457

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R6		2019	2018[1]
Net asset value, beginning of period	$5.91	$6.18	$6.17
Net investment income	0.12 [1]	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.76)	0.03	0.02

Total from investment operations	(0.64)	0.27	0.04
Distributions to shareholders from
Net investment income	(0.12)	(0.26)	(0.03)
Net realized gains	0.00	(0.28)	0.00

Total distributions to shareholders	(0.12)	(0.54)	(0.03)
Net asset value, end of period	$5.15	$5.91	$6.18
Total return[3]	(11.08)%	5.07%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.61%	0.64%
Net expenses	0.42%	0.42%	0.41%
Net investment income	4.19%	4.17%	2.31%
Supplemental data
Portfolio turnover rate	19%	43%	50%
Net assets, end of period (000s omitted)	$2,574	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$5.91	$6.19	$6.29	$6.00	$5.60	$6.25
Net investment income	0.11	0.22 [1]	0.21 [1]	0.21 [1]	0.21 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	(0.76)	0.02	(0.01)	0.34	0.61	(0.30)

Total from investment operations	(0.65)	0.24	0.20	0.55	0.82	(0.09)
Distributions to shareholders from
Net investment income	(0.11)	(0.24)	(0.20)	(0.22)	(0.21)	(0.21)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.11)	(0.52)	(0.30)	(0.26)	(0.42)	(0.56)
Net asset value, end of period	$5.15	$5.91	$6.19	$6.29	$6.00	$5.60
Total return[2]	(11.21)%	4.52%	3.21%	9.45%	15.45%	(1.69)%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.97%	0.96%	0.97%	1.00%	0.97%
Net expenses	0.77%	0.77%	0.81%	0.90%	0.90%	0.90%
Net investment income	3.81%	3.77%	3.40%	3.51%	3.72%	3.56%
Supplemental data
Portfolio turnover rate	19%	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$9,255	$11,916	$32,938	$41,975	$70,051	$31,367

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$5.91	$6.19	$6.28	$6.00	$5.59	$6.25
Net investment income	0.12	0.24	0.23	0.24	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.76)	0.01	(0.01)	0.31	0.61	(0.32)

Total from investment operations	(0.64)	0.25	0.22	0.55	0.84	(0.08)
Distributions to shareholders from
Net investment income	(0.12)	(0.25)	(0.21)	(0.23)	(0.22)	(0.23)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)	(0.35)

Total distributions to shareholders	(0.12)	(0.53)	(0.31)	(0.27)	(0.43)	(0.58)
Net asset value, end of period	$5.15	$5.91	$6.19	$6.28	$6.00	$5.59
Total return[1]	(11.10)%	4.80%	3.62%	9.49%	15.88%	(1.65)%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.71%	0.72%	0.75%	0.71%
Net expenses	0.52%	0.52%	0.57%	0.71%	0.71%	0.69%
Net investment income	4.07%	4.07%	3.67%	3.60%	3.92%	3.76%
Supplemental data
Portfolio turnover rate	19%	43%	50%	29%	38%	63%
Net assets, end of period (000s omitted)	$262,815	$312,093	$335,589	$315,413	$124,116	$77,558

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  31

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities, options, and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

32  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates and is subject to interest rate risk, equity price risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Wells Fargo Diversified Income Builder Fund  |  33

Notes to financial statements (unaudited)

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $657,984,919 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$21,412,233

Gross unrealized losses	(83,818,254)

Net unrealized losses	$(62,406,021)

As of September 30, 2019, the Fund had capital loss carryforwards which consisted of $8,937,939 in short-term capital losses and $15,236,081 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$7,166,342	$0	$7,166,342

Common stocks

Communication services	2,860,630	3,194,699	0	6,055,329

Consumer discretionary	3,420,538	3,551,753	0	6,972,291

Consumer staples	3,295,578	2,823,235	0	6,118,813

Energy	13,150,501	1,438,153	0	14,588,654

Financials	7,641,364	8,067,761	0	15,709,125

Health care	14,459,181	4,521,070	0	18,980,251

Industrials	8,287,724	4,433,671	0	12,721,395

Information technology	31,038,278	7,936,632	0	38,974,910

Materials	3,241,944	2,787,242	0	6,029,186

Real estate	5,844,413	2,271,378	0	8,115,791

Utilities	9,077,555	2,023,406	0	11,100,961

Corporate bonds and notes	0	322,032,245	0	322,032,245

Foreign corporate bonds and notes	0	13,941,075	0	13,941,075

Municipal obligations	0	30,353,715	0	30,353,715

Non-agency mortgage-backed securities	0	11,881,435	0	11,881,435

Preferred stocks

Energy	112,834	0	0	112,834

Financials	291,105	0	0	291,105

Information technology	0	356,704	0	356,704

Materials	120,304	0	0	120,304

Yankee corporate bonds and notes	0	54,642,639	0	54,642,639

Short-term investments			0

Investment companies	5,744,946	0	0	5,744,946

U.S. Treasury securities	3,497,205	0	0	3,497,205

	112,084,100	483,423,155	0	595,507,255
Futures contracts	3,165,123	0	0	3,165,123

Forward foreign currency contracts	0	31,508	0	31,508

Total assets	$115,249,223	$483,454,663	$0	$598,703,886

Liabilities
Futures contracts	$2,223,394	$0	$0	$2,223,394

Forward foreign currency contracts	0	493,760	0	493,760

Written options	0	407,834	0	407,834

Total liabilities	$2,223,394	$901,594	$0	$3,124,988

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Notes to financial statements (unaudited)

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.550%

Next $500 million	0.525

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.42% for Class R6 shares, 0.77% for Administrator Class shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

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Notes to financial statements (unaudited)

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $28,955 from the sale of Class A shares and $483 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $7,343,750 and $0 in interfund purchases and sales, respectively, during the six months ended March 31, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $134,385,245 and $129,619,958, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2020, the Fund entered into futures contracts, forward foreign currency contracts, and written options for economic hedging purposes.

The volume of the Fund’s futures contracts, forward foreign currency contracts, and written options during the six months ended March 31, 2020 was as follows:

Options

Average number of contracts written	2,004
Futures contracts

Average notional balance on long futures	$54,756,042

Average notional balance on short futures	45,358,726
Forward foreign currency contracts

Average contract amounts to buy	$3,935,411

Average contract amounts to sell	30,519,769

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$3,165,123	*	Unrealized losses on futures contracts	$2,223,394	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	31,508		Unrealized losses on forward foreign currency contracts	493,760

Equity risk				Written options, at value	407,834

		$3,196,631			$3,124,988

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of March 31, 2020 is reported separately on the Statement of Assets and Liabilities.

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Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Written options	Total

Interest rate risk	$(1,549,310)	$0	$0	$(1,549,310)

Equity risk	(2,248,253)	0	1,201,531	(1,046,722)

Foreign currency risk	(590,263)	958,152	0	367,889

	$(4,387,826)	$958,152	$1,201,531	$(2,228,143)

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Written options	Total

Interest rate risk	$496,274	$0	$0	$496,274

Equity risk	814,300	0	815,258	1,629,558

Foreign currency risk	(467,536)	(381,476)	0	(849,012)

	$843,038	$(381,476)	$815,258	$1,276,820

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Citibank	$31,508	$(31,508)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities

Citibank	$493,760	$(31,508)	$(190,000)	$272,252

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

38  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)

on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the six months ended March 31, 2020, the Fund had average borrowings outstanding of $15,988 (on an annualized basis) at an average rate of 1.62% and paid interest in the amount of $259.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Diversified Income Builder Fund  |  39

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Diversified Income Builder Fund  |  41

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Diversified Income Builder Fund  |  43

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

44  |  Wells Fargo Diversified Income Builder Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Diversified Income Builder Fund  |  45

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

46  |  Wells Fargo Diversified Income Builder Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06221 05-20

SA226/SAR226 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo

Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Index Asset Allocation Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Index Asset Allocation Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SFAAX)	11-13-1986	-5.38	3.88	8.47	0.39	5.12	9.11	1.11	1.08

Class C (WFALX)	4-1-1998	-1.38	4.33	8.30	-0.38	4.33	8.30	1.86	1.83

Administrator Class (WFAIX)	11-8-1999	–	–	–	0.55	5.32	9.35	1.03	0.90

Institutional Class (WFATX)[3]	10-31-2016	–	–	–	0.70	5.43	9.41	0.78	0.75

Index Asset Allocation Blended Index[4]	–	–	–	–	1.35	5.80	9.87	–	–

Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	13.23	3.64	3.83	–	–

S&P 500 Index[6]	–	–	–	–	-6.98	6.73	10.53	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[7]

Microsoft Corporation	3.11

Apple Incorporated	2.75

Amazon.com Incorporated	2.10

Facebook Incorporated Class A	1.04

Berkshire Hathaway Incorporated Class B	0.93

Alphabet Incorporated Class A	0.90

Alphabet Incorporated Class C	0.90

Johnson & Johnson	0.89

JPMorgan Chase & Company	0.73

Visa Incorporated Class A	0.71

Allocations as of March 31, 2020

	Neutral Allocation	Effective Allocation[8]

Bonds	40%	40%

Stocks	60%	65%

Effective Cash	0%	(5)%

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.90% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.

[4]

Source: Wells Fargo Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash represents the net offset to such futures positions. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Index Asset Allocation Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$955.23	$5.23	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40	1.07%

Class C

Actual	$1,000.00	$951.53	$8.93	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22	1.83%

Administrator Class

Actual	$1,000.00	$955.85	$4.40	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

Institutional Class

Actual	$1,000.00	$956.79	$3.67	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$32,391	$39,821

Total Agency Securities (Cost $32,391)				39,821

			Shares
Common Stocks: 55.42%

Communication Services: 5.95%

Diversified Telecommunication Services: 1.15%
AT&T Incorporated			231,852	6,758,486
CenturyLink Incorporated			31,142	294,603
Verizon Communications Incorporated			131,265	7,052,868

				14,105,957

Entertainment: 1.12%
Activision Blizzard Incorporated			24,383	1,450,301
Electronic Arts Incorporated †			9,266	928,175
Live Nation Entertainment Incorporated †			4,472	203,297
Netflix Incorporated †			13,909	5,222,830
Take-Two Interactive Software Incorporated †			3,591	425,929
The Walt Disney Company			57,205	5,526,003

				13,756,535

Interactive Media & Services: 2.89%
Alphabet Incorporated Class A †			9,510	11,050,145
Alphabet Incorporated Class C †			9,486	11,030,416
Facebook Incorporated Class A †			76,378	12,739,850
Twitter Incorporated †			24,640	605,158

				35,425,569

Media: 0.72%
Charter Communications Incorporated Class A †			4,976	2,171,079
Comcast Corporation Class A			144,088	4,953,745
Discovery Communications Incorporated Class A †			5,019	97,569
Discovery Communications Incorporated Class C †			10,646	186,731
DISH Network Corporation Class A †			8,125	162,419
Fox Corporation Class A			11,250	265,838
Fox Corporation Class B			5,152	117,878
Interpublic Group of Companies Incorporated			12,305	199,218
News Corporation Class A			12,332	110,680
News Corporation Class B			3,865	34,746
Omnicom Group Incorporated			6,910	379,359
ViacomCBS Incorporated Class B			17,150	240,272

				8,919,534

Wireless Telecommunication Services: 0.07%
T-Mobile US Incorporated †			10,046	842,859

Consumer Discretionary: 5.43%

Auto Components: 0.05%
Aptiv plc			8,101	398,893
BorgWarner Incorporated			6,554	159,721

				558,614

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Automobiles: 0.12%
Ford Motor Company	123,591	$596,945
General Motors Company	39,905	829,226
Harley-Davidson Incorporated	4,897	92,700

		1,518,871

Distributors: 0.04%
Genuine Parts Company	4,611	310,459
LKQ Corporation †	9,726	199,480

		509,939

Diversified Consumer Services: 0.01%
H&R Block Incorporated	6,197	87,254

Hotels, Restaurants & Leisure: 0.84%
Carnival Corporation	12,713	167,430
Chipotle Mexican Grill Incorporated †	811	530,718
Darden Restaurants Incorporated	3,891	211,904
Hilton Worldwide Holdings Incorporated	8,955	611,089
Las Vegas Sands Corporation	10,725	455,491
Marriott International Incorporated Class A	8,612	644,264
McDonald’s Corporation	23,902	3,952,196
MGM Resorts International	16,344	192,859
Norwegian Cruise Line Holdings Limited †	6,751	73,991
Royal Caribbean Cruises Limited	5,456	175,520
Starbucks Corporation	37,482	2,464,067
Wynn Resorts Limited	3,066	184,543
Yum! Brands Incorporated	9,600	657,888

		10,321,960

Household Durables: 0.17%
D.R. Horton Incorporated	10,642	361,828
Garmin Limited	4,585	343,692
Leggett & Platt Incorporated	4,177	111,442
Lennar Corporation Class A	8,882	339,292
Mohawk Industries Incorporated †	1,887	143,865
Newell Rubbermaid Incorporated	12,093	160,595
NVR Incorporated †	110	282,602
Pulte Group Incorporated	8,084	180,435
Whirlpool Corporation	2,005	172,029

		2,095,780

Internet & Direct Marketing Retail: 2.33%
Amazon.com Incorporated †	13,217	25,769,449
Booking Holdings Incorporated †	1,329	1,787,930
eBay Incorporated	24,271	729,586
Expedia Group Incorporated	4,435	249,557

		28,536,522

Leisure Products: 0.02%
Hasbro Incorporated	4,038	288,919

Multiline Retail: 0.28%
Dollar General Corporation	8,080	1,220,161
Dollar Tree Incorporated †	7,511	551,833
Kohl’s Corporation	4,969	72,498

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Multiline Retail (continued)
Macy’s Incorporated	9,807	$48,152
Nordstrom Incorporated	3,401	52,171
Target Corporation	16,082	1,495,144

		3,439,959

Specialty Retail: 1.21%
Advance Auto Parts Incorporated	2,197	205,024
AutoZone Incorporated †	756	639,576
Best Buy Company Incorporated	7,227	411,939
CarMax Incorporated †	5,218	280,885
L Brands Incorporated	7,371	85,209
Lowe’s Companies Incorporated	24,326	2,093,252
O’Reilly Automotive Incorporated †	2,401	722,821
Ross Stores Incorporated	11,480	998,416
The Gap Incorporated	6,752	47,534
The Home Depot Incorporated	34,620	6,463,900
The TJX Companies Incorporated	38,488	1,840,111
Tiffany & Company	3,426	443,667
Tractor Supply Company	3,757	317,654
Ulta Beauty Incorporated †	1,814	318,720

		14,868,708

Textiles, Apparel & Luxury Goods: 0.36%
Capri Holdings Limited †	4,812	51,921
HanesBrands Incorporated	11,479	90,340
Nike Incorporated Class B	39,546	3,272,036
PVH Corporation	2,353	88,567
Ralph Lauren Corporation	1,578	105,458
Tapestry Incorporated	8,757	113,403
Under Armour Incorporated Class A †	5,972	55,002
Under Armour Incorporated Class C †	6,175	49,771
VF Corporation	10,393	562,053

		4,388,551

Consumer Staples: 4.32%

Beverages: 1.04%
Brown-Forman Corporation Class B	5,783	321,014
Constellation Brands Incorporated Class A	5,316	762,102
Molson Coors Brewing Company Class B	5,961	232,539
Monster Beverage Corporation †	12,115	681,590
PepsiCo Incorporated	44,257	5,315,266
The Coca-Cola Company	122,387	5,415,625

		12,728,136

Food & Staples Retailing: 0.95%
Costco Wholesale Corporation	14,021	3,997,808
Sysco Corporation	16,193	738,887
The Kroger Company	25,454	766,674
Walgreens Boots Alliance Incorporated	23,795	1,088,621
Walmart Incorporated	45,024	5,115,627

		11,707,617

Food Products: 0.68%
Archer Daniels Midland Company	17,668	621,560
Campbell Soup Company	5,361	247,464

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Food Products (continued)
ConAgra Foods Incorporated	15,445	$453,156
General Mills Incorporated	19,182	1,012,234
Hormel Foods Corporation	8,824	411,551
Kellogg Company	7,903	474,101
Lamb Weston Holdings Incorporated	4,636	264,716
McCormick & Company Incorporated	3,921	553,684
Mondelez International Incorporated Class A	45,698	2,288,556
The Hershey Company	4,706	623,545
The J.M. Smucker Company	3,620	401,820
The Kraft Heinz Company	19,767	489,036
Tyson Foods Incorporated Class A	9,368	542,126

		8,383,549

Household Products: 1.07%
Church & Dwight Company Incorporated	7,789	499,898
Colgate-Palmolive Company	27,202	1,805,125
Kimberly-Clark Corporation	10,879	1,391,098
The Clorox Company	3,983	690,055
The Procter & Gamble Company	79,151	8,706,610

		13,092,786

Personal Products: 0.10%
Coty Incorporated Class A	9,381	48,406
The Estee Lauder Companies Incorporated Class A	7,063	1,125,418

		1,173,824

Tobacco: 0.48%
Altria Group Incorporated	59,291	2,292,783
Philip Morris International Incorporated	49,381	3,602,838

		5,895,621

Energy: 1.47%

Energy Equipment & Services: 0.10%
Baker Hughes Incorporated	20,626	216,573
Halliburton Company	27,860	190,841
Helmerich & Payne Incorporated	3,442	53,867
National Oilwell Varco Incorporated	12,245	120,368
Schlumberger Limited	43,938	592,724
TechnipFMC plc	13,337	89,891

		1,264,264

Oil, Gas & Consumable Fuels: 1.37%
Apache Corporation	11,934	49,884
Cabot Oil & Gas Corporation	12,946	222,542
Chevron Corporation	60,013	4,348,542
Concho Resources Incorporated	6,379	273,340
ConocoPhillips	34,825	1,072,610
Devon Energy Corporation	12,283	84,876
Diamondback Energy Incorporated	5,114	133,987
EOG Resources Incorporated	18,464	663,227
Exxon Mobil Corporation	134,290	5,098,991
Hess Corporation	8,220	273,726
HollyFrontier Corporation	4,712	115,491
Kinder Morgan Incorporated	61,822	860,562

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corporation	25,387	$83,523
Marathon Petroleum Corporation	20,608	486,761
Noble Energy Incorporated	15,180	91,687
Occidental Petroleum Corporation	28,353	328,328
ONEOK Incorporated	13,110	285,929
Phillips 66	14,103	756,626
Pioneer Natural Resources Company	5,257	368,779
The Williams Companies Incorporated	38,469	544,336
Valero Energy Corporation	13,033	591,177

		16,734,924

Financials: 6.07%

Banks: 2.29%
Bank of America Corporation	256,946	5,454,964
Citigroup Incorporated	69,291	2,918,537
Citizens Financial Group Incorporated	13,797	259,522
Comerica Incorporated	4,575	134,231
Fifth Third Bancorp	22,523	334,467
First Republic Bank	5,348	440,033
Huntington Bancshares Incorporated	32,778	269,107
JPMorgan Chase & Company	99,548	8,962,306
KeyCorp	31,261	324,177
M&T Bank Corporation	4,188	433,165
People’s United Financial Incorporated	14,096	155,761
PNC Financial Services Group Incorporated	13,906	1,331,082
Regions Financial Corporation	30,615	274,617
SVB Financial Group †	1,636	247,167
Truist Financial Corporation	42,563	1,312,643
US Bancorp	45,110	1,554,040
Wells Fargo & Company (l)	122,153	3,505,791
Zions Bancorporation	5,411	144,798

		28,056,408

Capital Markets: 1.46%
Ameriprise Financial Incorporated	4,021	412,072
Bank of New York Mellon Corporation	26,635	897,067
BlackRock Incorporated	3,743	1,646,808
Cboe Holdings Incorporated	3,518	313,982
CME Group Incorporated	11,373	1,966,505
E*TRADE Financial Corporation	7,170	246,074
Franklin Resources Incorporated	8,852	147,740
Intercontinental Exchange Incorporated	17,673	1,427,095
Invesco Limited	11,812	107,253
MarketAxess Holdings Incorporated	1,204	400,414
Moody’s Corporation	5,152	1,089,648
Morgan Stanley	39,043	1,327,462
MSCI Incorporated	2,688	776,724
Northern Trust Corporation	6,725	507,469
Raymond James Financial Incorporated	3,918	247,618
S&P Global Incorporated	7,757	1,900,853
State Street Corporation	11,540	614,736
T. Rowe Price Group Incorporated	7,417	724,270
The Charles Schwab Corporation	36,285	1,219,902
The Goldman Sachs Group Incorporated	10,114	1,563,523
The NASDAQ OMX Group Incorporated	3,641	345,713

		17,882,928

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  11

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Consumer Finance: 0.26%
American Express Company	21,295	$1,823,065
Capital One Financial Corporation	14,781	745,258
Discover Financial Services	9,948	354,845
Synchrony Financial	17,913	288,220

		3,211,388

Diversified Financial Services: 0.93%
Berkshire Hathaway Incorporated Class B †	62,082	11,350,437

Insurance: 1.13%
AFLAC Incorporated	23,296	797,655
American International Group Incorporated	27,611	669,567
Aon plc	7,431	1,226,412
Arthur J. Gallagher & Company	5,920	482,539
Assurant Incorporated	1,925	200,373
Chubb Limited	14,384	1,606,549
Cincinnati Financial Corporation	4,822	363,820
Everest Reinsurance Group Limited	1,294	248,991
Globe Life Incorporated	3,162	227,569
Lincoln National Corporation	6,295	165,684
Loews Corporation	8,118	282,750
Marsh & McLennan Companies Incorporated	16,017	1,384,830
MetLife Incorporated	24,809	758,411
Principal Financial Group Incorporated	8,196	256,863
Prudential Financial Incorporated	12,758	665,202
The Allstate Corporation	10,282	943,168
The Hartford Financial Services Group Incorporated	11,439	403,110
The Progressive Corporation	18,555	1,370,101
The Travelers Companies Incorporated	8,192	813,875
Unum Group	6,546	98,255
W.R. Berkley Corporation	4,605	240,243
Willis Towers Watson plc	4,080	692,988

		13,898,955

Health Care: 8.53%

Biotechnology: 1.34%
AbbVie Incorporated	46,935	3,575,978
Alexion Pharmaceuticals Incorporated †	7,023	630,595
Amgen Incorporated	18,858	3,823,082
Biogen Incorporated †	5,726	1,811,592
Gilead Sciences Incorporated	40,154	3,001,913
Incyte Corporation †	5,674	415,507
Regeneron Pharmaceuticals Incorporated †	2,535	1,237,815
Vertex Pharmaceuticals Incorporated †	8,161	1,941,910

		16,438,392

Health Care Equipment & Supplies: 2.06%
Abbott Laboratories	56,094	4,426,378
ABIOMED Incorporated †	1,432	207,869
Align Technology Incorporated †	2,276	395,910
Baxter International Incorporated	16,203	1,315,522
Becton Dickinson & Company	8,583	1,972,116
Boston Scientific Corporation †	44,238	1,443,486
Danaher Corporation	20,288	2,808,062
Dentsply Sirona Incorporated	7,059	274,101

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corporation †	6,619	$1,248,476
Hologic Incorporated †	8,510	298,701
IDEXX Laboratories Incorporated †	2,722	659,377
Intuitive Surgical Incorporated †	3,668	1,816,430
Medtronic plc	42,541	3,836,347
ResMed Incorporated	4,564	672,232
STERIS plc	2,690	376,519
Stryker Corporation	10,219	1,701,361
Teleflex Incorporated	1,468	429,918
The Cooper Companies Incorporated	1,573	433,629
Varian Medical Systems Incorporated †	2,885	296,174
Zimmer Biomet Holdings Incorporated	6,528	659,850

		25,272,458

Health Care Providers & Services: 1.64%
AmerisourceBergen Corporation	4,770	422,145
Anthem Incorporated	8,047	1,826,991
Cardinal Health Incorporated	9,282	444,979
Centene Corporation †	18,529	1,100,808
Cigna Corporation	11,851	2,099,760
CVS Health Corporation	41,291	2,449,795
DaVita HealthCare Partners Incorporated †	2,846	216,467
HCA Healthcare Incorporated	8,396	754,381
Henry Schein Incorporated †	4,657	235,272
Humana Incorporated	4,203	1,319,826
Laboratory Corporation of America Holdings †	3,015	381,066
McKesson Corporation	5,718	773,417
Quest Diagnostics Incorporated	4,275	343,283
UnitedHealth Group Incorporated	30,069	7,498,607
Universal Health Services Incorporated Class B	2,550	252,654

		20,119,451

Health Care Technology: 0.05%
Cerner Corporation	9,969	627,947

Life Sciences Tools & Services: 0.60%
Agilent Technologies Incorporated	9,821	703,380
Illumina Incorporated †	4,665	1,274,105
IQVIA Holdings Incorporated †	5,727	617,714
Mettler-Toledo International Incorporated †	772	533,074
PerkinElmer Incorporated	3,526	265,437
Thermo Fisher Scientific Incorporated	12,726	3,609,094
Waters Corporation †	2,044	372,110

		7,374,914

Pharmaceuticals: 2.84%
Allergan plc	10,419	1,845,205
Bristol-Myers Squibb Company	74,401	4,147,112
Eli Lilly & Company	26,815	3,719,777
Johnson & Johnson	83,532	10,953,551
Merck & Company Incorporated	80,805	6,217,137
Mylan NV †	16,381	244,241
Perrigo Company plc	4,319	207,701
Pfizer Incorporated	175,647	5,733,118
Zoetis Incorporated	15,117	1,779,120

		34,846,962

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  13

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Industrials: 4.56%

Aerospace & Defense: 1.12%
General Dynamics Corporation	7,437	$983,989
Howmet Aerospace Inc Common Stock	12,294	197,442
Huntington Ingalls Industries Incorporated	1,297	236,326
L3Harris Technologies	7,016	1,263,722
Lockheed Martin Corporation	7,878	2,670,248
Northrop Grumman Corporation	4,974	1,504,884
Raytheon Company	8,837	1,158,973
Textron Incorporated	7,244	193,197
The Boeing Company	16,969	2,530,757
TransDigm Group Incorporated	1,580	505,900
United Technologies Corporation	25,749	2,428,903

		13,674,341

Air Freight & Logistics: 0.30%
C.H. Robinson Worldwide Incorporated	4,293	284,197
Expeditors International of Washington Incorporated	5,406	360,688
FedEx Corporation	7,618	923,759
United Parcel Service Incorporated Class B	22,241	2,077,754

		3,646,398

Airlines: 0.13%
Alaska Air Group Incorporated	3,909	111,289
American Airlines Group Incorporated	12,374	150,839
Delta Air Lines Incorporated	18,268	521,186
Southwest Airlines Company	15,032	535,290
United Airlines Holdings Incorporated †	6,906	217,884

		1,536,488

Building Products: 0.13%
A.O. Smith Corporation	4,350	164,474
Allegion plc	2,950	271,459
Fortune Brands Home & Security Incorporated	4,416	190,992
Johnson Controls International plc	24,483	660,062
Masco Corporation	9,017	311,718

		1,598,705

Commercial Services & Supplies: 0.22%
Cintas Corporation	2,660	460,765
Copart Incorporated †	6,492	444,832
Republic Services Incorporated	6,686	501,851
Rollins Incorporated	4,469	161,510
Waste Management Incorporated	12,387	1,146,541

		2,715,499

Construction & Engineering: 0.04%
Jacobs Engineering Group Incorporated	4,300	340,861
Quanta Services Incorporated	4,516	143,293

		484,154

Electrical Equipment: 0.25%
AMETEK Incorporated	7,255	522,505
Eaton Corporation plc	13,120	1,019,293

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Electrical Equipment (continued)
Emerson Electric Company	19,333	$921,217
Rockwell Automation Incorporated	3,667	553,387

		3,016,402

Industrial Conglomerates: 0.71%
3M Company	18,250	2,491,308
General Electric Company	277,192	2,200,904
Honeywell International Incorporated	22,678	3,034,090
Roper Technologies Incorporated	3,302	1,029,597

		8,755,899

Machinery: 0.84%
Caterpillar Incorporated	17,540	2,035,342
Cummins Incorporated	4,862	657,926
Deere & Company	9,994	1,380,771
Dover Corporation	4,610	386,963
Flowserve Corporation	4,153	99,215
Fortive Corporation	9,379	517,627
IDEX Corporation	2,413	333,259
Illinois Tool Works Incorporated	9,282	1,319,158
Ingersoll Rand Incorporated †	10,983	272,378
PACCAR Incorporated	10,977	671,024
Parker-Hannifin Corporation	4,077	528,909
Pentair plc	5,335	158,770
Snap-on Incorporated	1,740	189,347
Stanley Black & Decker Incorporated	4,824	482,400
Trane Technologies plc	7,603	627,932
Wabtec Corporation	5,780	278,191
Xylem Incorporated	5,715	372,218

		10,311,430

Professional Services: 0.18%
Equifax Incorporated	3,843	459,046
IHS Markit Limited	12,726	763,560
Nielsen Holdings plc	11,292	141,602
Robert Half International Incorporated	3,732	140,883
Verisk Analytics Incorporated	5,201	724,915

		2,230,006

Road & Rail: 0.55%
CSX Corporation	24,681	1,414,221
J.B. Hunt Transport Services Incorporated	2,706	249,574
Kansas City Southern	3,145	399,981
Norfolk Southern Corporation	8,276	1,208,296
Old Dominion Freight Line Incorporated	3,041	399,096
Union Pacific Corporation	22,032	3,107,393

		6,778,561

Trading Companies & Distributors: 0.09%
Fastenal Company	18,202	568,813
United Rentals Incorporated †	2,385	245,417
W.W. Grainger Incorporated	1,384	343,924

		1,158,154

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  15

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Information Technology: 14.12%

Communications Equipment: 0.55%
Arista Networks Incorporated †	1,722	$348,791
Cisco Systems Incorporated	134,645	5,292,895
F5 Networks Incorporated †	1,930	205,796
Juniper Networks Incorporated	10,623	203,324
Motorola Solutions Incorporated	5,438	722,819

		6,773,625

Electronic Equipment, Instruments & Components: 0.27%
Amphenol Corporation Class A	9,409	685,728
CDW Corporation of Delaware	4,560	425,311
Corning Incorporated	24,409	501,361
FLIR Systems Incorporated	4,259	135,820
IPG Photonics Corporation †	1,128	124,396
Keysight Technologies Incorporated †	5,953	498,147
TE Connectivity Limited	10,615	668,533
Zebra Technologies Corporation Class A †	1,711	314,140

		3,353,436

IT Services: 3.07%
Accenture plc Class A	20,155	3,290,505
Akamai Technologies Incorporated †	5,128	469,161
Alliance Data Systems Corporation	1,300	43,745
Automatic Data Processing Incorporated	13,732	1,876,890
Broadridge Financial Solutions Incorporated	3,638	344,992
Cognizant Technology Solutions Corporation Class A	17,379	807,602
DXC Technology Company	8,125	106,031
Fidelity National Information Services Incorporated	19,505	2,372,588
Fiserv Incorporated †	18,125	1,721,694
FleetCor Technologies Incorporated †	2,754	513,731
Gartner Incorporated †	2,839	282,679
Global Payments Incorporated	9,538	1,375,666
International Business Machines Corporation	28,108	3,118,020
Jack Henry & Associates Incorporated	2,442	379,096
Leidos Holdings Incorporated	4,224	387,130
MasterCard Incorporated Class A	28,174	6,805,711
Paychex Incorporated	10,110	636,121
PayPal Holdings Incorporated †	37,267	3,567,943
The Western Union Company	13,306	241,238
VeriSign Incorporated †	3,279	590,515
Visa Incorporated Class A	54,331	8,753,811

		37,684,869

Semiconductors & Semiconductor Equipment: 2.51%
Advanced Micro Devices Incorporated †	37,123	1,688,354
Analog Devices Incorporated	11,688	1,047,829
Applied Materials Incorporated	29,317	1,343,305
Broadcom Incorporated	12,589	2,984,852
Intel Corporation	138,064	7,472,024
KLA-Tencor Corporation	5,008	719,850
Lam Research Corporation	4,605	1,105,200
Maxim Integrated Products Incorporated	8,588	417,463
Microchip Technology Incorporated	7,584	514,195
Micron Technology Incorporated †	35,136	1,477,820

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corporation	19,424	$5,120,166
Qorvo Incorporated †	3,687	297,283
QUALCOMM Incorporated	36,240	2,451,636
Skyworks Solutions Incorporated	5,408	483,367
Texas Instruments Incorporated	29,667	2,964,623
Xilinx Incorporated	7,980	621,961

		30,709,928

Software: 4.78%
Adobe Incorporated †	15,363	4,889,121
ANSYS Incorporated †	2,716	631,389
Autodesk Incorporated †	6,983	1,090,046
Cadence Design Systems Incorporated †	8,905	588,086
Citrix Systems Incorporated	3,651	516,799
Fortinet Incorporated †	4,506	455,872
Intuit Incorporated	8,261	1,900,030
Microsoft Corporation	242,131	38,186,480
NortonLifeLock Incorporated	18,198	340,485
Oracle Corporation	68,760	3,323,171
Paycom Software Incorporated †	1,557	314,530
Salesforce.com Incorporated †	28,151	4,053,181
ServiceNow Incorporated †	5,986	1,715,468
Synopsys Incorporated †	4,771	614,457

		58,619,115

Technology Hardware, Storage & Peripherals: 2.94%
Apple Incorporated	132,563	33,709,445
Hewlett Packard Enterprise Company	41,069	398,780
HP Incorporated	47,033	816,493
NetApp Incorporated	7,242	301,919
Seagate Technology plc	7,337	358,046
Western Digital Corporation	9,439	392,851
Xerox Holdings Corporation	5,901	111,765

		36,089,299

Materials: 1.35%

Chemicals: 0.94%
Air Products & Chemicals Incorporated	6,996	1,396,472
Albemarle Corporation	3,366	189,741
Celanese Corporation Series A	3,836	281,524
CF Industries Holdings Incorporated	6,900	187,680
Corteva Incorporated	23,752	558,172
Dow Incorporated	23,533	688,105
DuPont de Nemours Incorporated	23,512	801,759
Eastman Chemical Company	4,315	200,993
Ecolab Incorporated	7,959	1,240,251
FMC Corporation	4,114	336,073
International Flavors & Fragrances Incorporated «	3,389	345,949
Linde plc	17,048	2,949,304
LyondellBasell Industries NV Class A	8,148	404,385
PPG Industries Incorporated	7,505	627,418
The Mosaic Company	11,097	120,070
The Sherwin-Williams Company	2,608	1,198,428

		11,526,324

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  17

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Construction Materials: 0.07%
Martin Marietta Materials Incorporated	1,983	$375,243
Vulcan Materials Company	4,201	454,002

		829,245

Containers & Packaging: 0.19%
Amcor plc	51,421	417,539
Avery Dennison Corporation	2,649	269,854
Ball Corporation	10,382	671,300
International Paper Company	12,445	387,413
Packaging Corporation of America	3,005	260,924
Sealed Air Corporation	4,904	121,178
WestRock Company	8,184	231,280

		2,359,488

Metals & Mining: 0.15%
Freeport-McMoRan Incorporated	46,049	310,831
Newmont Goldcorp Corporation	26,020	1,178,186
Nucor Corporation	9,623	346,620

		1,835,637

Real Estate: 1.64%

Equity REITs: 1.61%
Alexandria Real Estate Equities Incorporated	3,891	533,300
American Tower Corporation	14,058	3,061,130
Apartment Investment & Management Company Class A	4,725	166,084
AvalonBay Communities Incorporated	4,433	652,405
Boston Properties Incorporated	4,564	420,938
Crown Castle International Corporation	13,196	1,905,502
Digital Realty Trust Incorporated	6,624	920,140
Duke Realty Corporation	11,665	377,713
Equinix Incorporated	2,707	1,690,711
Equity Residential	11,079	683,685
Essex Property Trust Incorporated	2,098	462,064
Extra Space Storage Incorporated	4,110	393,574
Federal Realty Investment Trust	2,229	166,306
Healthpeak Properties Incorporated	15,709	374,660
Host Hotels & Resorts Incorporated	22,761	251,281
Iron Mountain Incorporated	9,113	216,889
Kimco Realty Corporation	13,400	129,578
Mid-America Apartment Communities Incorporated	3,620	372,969
Prologis Incorporated	23,431	1,883,149
Public Storage Incorporated	4,767	946,774
Realty Income Corporation	10,344	515,752
Regency Centers Corporation	5,318	204,371
SBA Communications Corporation	3,574	964,873
Simon Property Group Incorporated	9,738	534,227
SL Green Realty Corporation	2,587	111,500
UDR Incorporated	9,301	339,859
Ventas Incorporated	11,829	317,017
Vornado Realty Trust	5,027	182,028
Welltower Incorporated	12,878	589,555
Weyerhaeuser Company	23,649	400,851

		19,768,885

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

			Shares	Value
Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †			10,624	$400,631

Utilities: 1.98%

Electric Utilities: 1.23%
Alliant Energy Corporation			7,628	368,356
American Electric Power Company Incorporated			15,676	1,253,766
Duke Energy Corporation			23,137	1,871,321
Edison International			11,380	623,510
Entergy Corporation			6,320	593,890
Evergy Incorporated			7,232	398,122
Eversource Energy			10,275	803,608
Exelon Corporation			30,853	1,135,699
FirstEnergy Corporation			17,147	687,080
NextEra Energy Incorporated			15,512	3,732,497
Pinnacle West Capital Corporation			3,568	270,419
PPL Corporation			24,369	601,427
The Southern Company			33,286	1,802,104
Xcel Energy Incorporated			16,642	1,003,513

				15,145,312

Gas Utilities: 0.03%
Atmos Energy Corporation			3,788	375,883

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation			21,069	286,538
NRG Energy Incorporated			7,985	217,671

				504,209

Multi-Utilities: 0.62%
Ameren Corporation			7,808	568,657
CenterPoint Energy Incorporated			15,940	246,273
CMS Energy Corporation			9,009	529,279
Consolidated Edison Incorporated			10,550	822,900
Dominion Energy Incorporated			26,123	1,885,819
DTE Energy Company			6,096	578,937
NiSource Incorporated			11,855	296,019
Public Service Enterprise Group Incorporated			16,051	720,850
Sempra Energy			8,946	1,010,809
WEC Energy Group Incorporated			10,011	882,269

				7,541,812

Water Utilities: 0.06%
American Water Works Company Incorporated			5,738	686,035

Total Common Stocks (Cost $338,610,983)				679,836,262

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	1.28%	12-25-2034	$6,512	5,856

Total Non-Agency Mortgage-Backed Securities (Cost $6,512)				5,856

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  19

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities: 40.17%
U.S. Treasury Bond	1.50%	1-31-2027	$1,873,000	$1,993,209
U.S. Treasury Bond	2.13	9-30-2024	1,844,000	1,989,215
U.S. Treasury Bond	2.13	11-30-2024	1,852,000	2,002,258
U.S. Treasury Bond	2.25	8-15-2046	1,961,000	2,360,554
U.S. Treasury Bond	2.25	8-15-2049	1,955,000	2,378,532
U.S. Treasury Bond	2.38	11-15-2049	2,096,000	2,616,070
U.S. Treasury Bond	2.50	2-15-2045	2,144,000	2,677,571
U.S. Treasury Bond	2.50	2-15-2046	1,960,000	2,463,628
U.S. Treasury Bond	2.50	5-15-2046	1,949,000	2,451,857
U.S. Treasury Bond	2.75	8-15-2042	1,218,000	1,572,838
U.S. Treasury Bond	2.75	11-15-2042	1,453,000	1,876,981
U.S. Treasury Bond	2.75	8-15-2047	1,864,000	2,463,902
U.S. Treasury Bond	2.75	11-15-2047	1,853,000	2,452,692
U.S. Treasury Bond	2.88	5-15-2028	4,464,000	5,265,428
U.S. Treasury Bond	2.88	5-15-2043	2,055,000	2,707,944
U.S. Treasury Bond	2.88	8-15-2045	2,121,000	2,835,926
U.S. Treasury Bond	2.88	11-15-2046	1,928,000	2,602,875
U.S. Treasury Bond	2.88	5-15-2049	2,856,000	3,900,113
U.S. Treasury Bond	3.00	5-15-2042	776,000	1,041,750
U.S. Treasury Bond	3.00	11-15-2044	2,119,000	2,868,762
U.S. Treasury Bond	3.00	5-15-2045	2,148,000	2,921,783
U.S. Treasury Bond	3.00	11-15-2045	2,136,000	2,922,482
U.S. Treasury Bond	3.00	2-15-2047	1,967,000	2,718,993
U.S. Treasury Bond	3.00	5-15-2047	1,921,000	2,655,632
U.S. Treasury Bond	3.00	2-15-2048	2,119,000	2,933,242
U.S. Treasury Bond	3.00	8-15-2048	2,099,000	2,918,430
U.S. Treasury Bond	3.00	2-15-2049	3,006,000	4,191,844
U.S. Treasury Bond	3.13	11-15-2041	846,000	1,155,286
U.S. Treasury Bond	3.13	2-15-2042	919,000	1,256,122
U.S. Treasury Bond	3.13	2-15-2043	1,455,000	1,989,940
U.S. Treasury Bond	3.13	8-15-2044	2,131,000	2,937,700
U.S. Treasury Bond	3.13	5-15-2048	2,283,000	3,237,044
U.S. Treasury Bond	3.38	5-15-2044	2,039,000	2,914,974
U.S. Treasury Bond	3.38	11-15-2048	3,002,000	4,457,032
U.S. Treasury Bond	3.50	2-15-2039	731,000	1,040,676
U.S. Treasury Bond	3.63	8-15-2043	1,633,000	2,407,910
U.S. Treasury Bond	3.63	2-15-2044	2,088,000	3,089,424
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,380,037
U.S. Treasury Bond	3.75	11-15-2043	2,041,000	3,068,835
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,419,443
U.S. Treasury Bond	4.25	5-15-2039	681,000	1,058,636
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,535,646
U.S. Treasury Bond	4.38	2-15-2038	381,000	594,405
U.S. Treasury Bond	4.38	11-15-2039	757,000	1,197,746
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,713,978
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,350,588
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,286,397
U.S. Treasury Bond	4.50	5-15-2038	428,000	677,979
U.S. Treasury Bond	4.50	8-15-2039	721,000	1,154,558
U.S. Treasury Bond	4.63	2-15-2040	1,276,000	2,084,067
U.S. Treasury Bond	4.75	2-15-2037	264,000	421,668
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,811,550
U.S. Treasury Bond	5.00	5-15-2037	375,000	615,996
U.S. Treasury Bond	5.25	11-15-2028	479,000	665,436
U.S. Treasury Bond	5.25	2-15-2029	349,000	487,509

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	5.38%	2-15-2031	$752,000	$1,118,159
U.S. Treasury Bond	5.50	8-15-2028	369,000	516,441
U.S. Treasury Bond	6.13	11-15-2027	525,000	743,777
U.S. Treasury Bond	6.13	8-15-2029	293,000	438,584
U.S. Treasury Bond	6.25	5-15-2030	478,000	737,969
U.S. Treasury Bond	6.38	8-15-2027	224,000	318,421
U.S. Treasury Bond	6.88	8-15-2025	224,000	300,370
U.S. Treasury Note	1.13	8-31-2021	1,807,000	1,830,576
U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,218,085
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,223,555
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,885,299
U.S. Treasury Note	1.25	8-31-2024	1,400,000	1,455,453
U.S. Treasury Note	1.38	1-31-2022	2,315,000	2,363,651
U.S. Treasury Note	1.38	10-15-2022	2,223,000	2,285,609
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,792,910
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,882,582
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,843,078
U.S. Treasury Note	1.38	1-31-2025	2,372,000	2,485,226
U.S. Treasury Note	1.38	8-31-2026	1,787,000	1,882,981
U.S. Treasury Note	1.50	10-31-2021	2,358,000	2,405,621
U.S. Treasury Note	1.50	11-30-2021	2,360,000	2,410,150
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,662,261
U.S. Treasury Note	1.50	8-15-2022	2,254,000	2,322,589
U.S. Treasury Note	1.50	9-15-2022	2,264,000	2,332,804
U.S. Treasury Note	1.50	1-15-2023	2,250,000	2,327,080
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,693,375
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,739,929
U.S. Treasury Note	1.50	9-30-2024	2,442,000	2,566,199
U.S. Treasury Note	1.50	10-31-2024	2,391,000	2,514,753
U.S. Treasury Note	1.50	11-30-2024	2,394,000	2,521,275
U.S. Treasury Note	1.50	8-15-2026	3,430,000	3,638,078
U.S. Treasury Note	1.63	12-31-2021	2,357,000	2,414,544
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,290,625
U.S. Treasury Note	1.63	8-31-2022	1,827,000	1,887,020
U.S. Treasury Note	1.63	11-15-2022	2,108,000	2,182,603
U.S. Treasury Note	1.63	12-15-2022	2,239,000	2,321,301
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,781,044
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,785,171
U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,908,075
U.S. Treasury Note	1.63	2-15-2026	3,342,000	3,560,535
U.S. Treasury Note	1.63	5-15-2026	3,385,000	3,612,694
U.S. Treasury Note	1.63	9-30-2026	1,851,000	1,981,293
U.S. Treasury Note	1.63	10-31-2026	1,800,000	1,927,055
U.S. Treasury Note	1.63	11-30-2026	1,912,000	2,048,454
U.S. Treasury Note	1.63	8-15-2029	2,854,000	3,098,931
U.S. Treasury Note	1.75	11-30-2021	2,003,000	2,054,092
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,684,511
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,689,841
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,662,942
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,495,060
U.S. Treasury Note	1.75	5-31-2022	1,819,000	1,877,975
U.S. Treasury Note	1.75	6-15-2022	2,235,000	2,309,995
U.S. Treasury Note	1.75	6-30-2022	1,819,000	1,881,315
U.S. Treasury Note	1.75	7-15-2022	2,129,000	2,202,517
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,837,551
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,753,925

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  21

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.75%	5-15-2023	$3,117,000	$3,257,874
U.S. Treasury Note	1.75	6-30-2024	2,424,000	2,567,168
U.S. Treasury Note	1.75	7-31-2024	2,406,000	2,549,702
U.S. Treasury Note	1.75	12-31-2024	2,381,000	2,535,486
U.S. Treasury Note	1.75	12-31-2026	1,893,000	2,045,032
U.S. Treasury Note	1.75	11-15-2029	3,007,000	3,305,351
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,694,605
U.S. Treasury Note	1.88	1-31-2022	1,826,000	1,880,994
U.S. Treasury Note	1.88	2-28-2022	1,725,000	1,779,311
U.S. Treasury Note	1.88	3-31-2022	1,810,000	1,869,391
U.S. Treasury Note	1.88	4-30-2022	1,812,000	1,873,509
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,858,596
U.S. Treasury Note	1.88	7-31-2022	1,815,000	1,882,566
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,822,447
U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,339,062
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,718,385
U.S. Treasury Note	1.88	8-31-2024	1,345,000	1,433,686
U.S. Treasury Note	1.88	6-30-2026	1,825,000	1,976,561
U.S. Treasury Note	1.88	7-31-2026	1,828,000	1,983,094
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,682,538
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,694,992
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,557,609
U.S. Treasury Note	2.00	12-31-2021	1,821,000	1,877,195
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,734,682
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,851,065
U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,338,011
U.S. Treasury Note	2.00	11-30-2022	3,346,000	3,498,923
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,228,807
U.S. Treasury Note	2.00	4-30-2024	1,930,000	2,059,596
U.S. Treasury Note	2.00	5-31-2024	1,934,000	2,066,358
U.S. Treasury Note	2.00	6-30-2024	1,939,000	2,073,367
U.S. Treasury Note	2.00	2-15-2025	3,537,000	3,812,085
U.S. Treasury Note	2.00	8-15-2025	3,491,000	3,778,189
U.S. Treasury Note	2.00	11-15-2026	3,370,000	3,689,623
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,504,622
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,679,757
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,679,671
U.S. Treasury Note	2.13	5-15-2022	2,105,000	2,188,953
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,684,079
U.S. Treasury Note	2.13	12-31-2022	3,385,000	3,556,498
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,745,558
U.S. Treasury Note	2.13	2-29-2024	1,298,000	1,389,215
U.S. Treasury Note	2.13	3-31-2024	1,961,000	2,100,262
U.S. Treasury Note	2.13	7-31-2024	1,927,000	2,072,729
U.S. Treasury Note	2.13	5-15-2025	3,005,000	3,263,947
U.S. Treasury Note	2.13	5-31-2026	1,793,000	1,968,238
U.S. Treasury Note	2.25	7-31-2021	1,573,000	1,615,889
U.S. Treasury Note	2.25	4-15-2022	2,204,000	2,294,140
U.S. Treasury Note	2.25	12-31-2023	1,247,000	1,336,531
U.S. Treasury Note	2.25	1-31-2024	1,334,000	1,432,070
U.S. Treasury Note	2.25	4-30-2024	2,418,000	2,605,017
U.S. Treasury Note	2.25	10-31-2024	1,882,000	2,042,852
U.S. Treasury Note	2.25	11-15-2024	3,535,000	3,839,065
U.S. Treasury Note	2.25	12-31-2024	1,911,000	2,079,108
U.S. Treasury Note	2.25	11-15-2025	3,473,000	3,814,873
U.S. Treasury Note	2.25	3-31-2026	1,872,000	2,066,366

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.25%	2-15-2027	$3,350,000	$3,737,867
U.S. Treasury Note	2.25	8-15-2027	3,338,000	3,746,905
U.S. Treasury Note	2.25	11-15-2027	3,248,000	3,653,873
U.S. Treasury Note	2.38	3-15-2022	2,243,000	2,337,101
U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,462,774
U.S. Treasury Note	2.38	2-29-2024	1,671,000	1,805,267
U.S. Treasury Note	2.38	8-15-2024	3,101,000	3,372,338
U.S. Treasury Note	2.38	4-30-2026	1,812,000	2,015,001
U.S. Treasury Note	2.38	5-15-2027	3,375,000	3,808,213
U.S. Treasury Note	2.38	5-15-2029	4,253,000	4,894,273
U.S. Treasury Note	2.50	1-15-2022	2,241,000	2,331,690
U.S. Treasury Note	2.50	2-15-2022	2,245,000	2,340,237
U.S. Treasury Note	2.50	3-31-2023	2,278,000	2,428,562
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,858,530
U.S. Treasury Note	2.50	1-31-2024	1,876,000	2,031,283
U.S. Treasury Note	2.50	5-15-2024	3,424,000	3,725,740
U.S. Treasury Note	2.50	1-31-2025	1,936,000	2,133,457
U.S. Treasury Note	2.50	2-28-2026	1,888,000	2,109,176
U.S. Treasury Note	2.63	12-15-2021	2,277,000	2,370,215
U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,519,523
U.S. Treasury Note	2.63	6-30-2023	2,304,000	2,477,250
U.S. Treasury Note	2.63	12-31-2023	2,404,000	2,611,157
U.S. Treasury Note	2.63	3-31-2025	1,884,000	2,091,682
U.S. Treasury Note	2.63	12-31-2025	1,914,000	2,148,016
U.S. Treasury Note	2.63	1-31-2026	1,869,000	2,099,924
U.S. Treasury Note	2.63	2-15-2029	4,451,000	5,204,540
U.S. Treasury Note	2.75	4-30-2023	2,279,000	2,451,349
U.S. Treasury Note	2.75	5-31-2023	2,334,000	2,514,703
U.S. Treasury Note	2.75	7-31-2023	2,347,000	2,537,510
U.S. Treasury Note	2.75	8-31-2023	2,402,000	2,600,540
U.S. Treasury Note	2.75	11-15-2023	3,078,000	3,346,604
U.S. Treasury Note	2.75	2-15-2024	2,325,000	2,542,151
U.S. Treasury Note	2.75	2-28-2025	1,955,000	2,179,825
U.S. Treasury Note	2.75	6-30-2025	1,959,000	2,195,457
U.S. Treasury Note	2.75	8-31-2025	2,020,000	2,269,028
U.S. Treasury Note	2.75	2-15-2028	3,068,000	3,578,175
U.S. Treasury Note	2.88	10-15-2021	2,081,000	2,165,785
U.S. Treasury Note	2.88	11-15-2021	2,137,000	2,228,991
U.S. Treasury Note	2.88	9-30-2023	2,444,000	2,663,101
U.S. Treasury Note	2.88	10-31-2023	2,318,000	2,528,159
U.S. Treasury Note	2.88	11-30-2023	2,370,000	2,591,539
U.S. Treasury Note	2.88	4-30-2025	1,884,000	2,117,512
U.S. Treasury Note	2.88	5-31-2025	1,939,000	2,182,360
U.S. Treasury Note	2.88	7-31-2025	1,949,000	2,200,086
U.S. Treasury Note	2.88	11-30-2025	1,880,000	2,132,992
U.S. Treasury Note	2.88	8-15-2028	3,133,000	3,705,996
U.S. Treasury Note	3.00	9-30-2025	1,994,000	2,268,954
U.S. Treasury Note	3.00	10-31-2025	1,814,000	2,068,031
U.S. Treasury Note	3.13	11-15-2028	4,425,000	5,343,879
U.S. Treasury Note	6.00	2-15-2026	445,000	588,008
U.S. Treasury Note	6.25	8-15-2023	378,000	453,718
U.S. Treasury Note	6.50	11-15-2026	296,000	411,694
U.S. Treasury Note	6.63	2-15-2027	215,000	303,864
U.S. Treasury Note	6.75	8-15-2026	221,000	307,717
U.S. Treasury Note	7.13	2-15-2023	260,000	311,066
U.S. Treasury Note	7.25	8-15-2022	261,000	304,330

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  23

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	7.50%	11-15-2024	$240,000	$318,281
U.S. Treasury Note	7.63	11-15-2022	140,000	166,999
U.S. Treasury Note	7.63	2-15-2025	216,000	291,364
U.S. Treasury Note	8.00	11-15-2021	511,000	575,574
U.S. Treasury Note	8.13	8-15-2021	175,000	194,031

Total U.S. Treasury Securities (Cost $437,273,193)				492,730,269

	Yield		Shares
Short-Term Investments: 4.37%

Investment Companies: 2.98%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11		341,764	341,799
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35		36,239,663	36,239,663

				36,581,462

			Principal
U.S. Treasury Securities: 1.39%
U.S. Treasury Bill (z)#	0.11	6-11-2020	$16,976,000	16,972,141

Total Short-Term Investments (Cost $53,553,589)				53,553,603

Total investments in securities (Cost $829,476,668)	99.96%	1,226,165,811

Other assets and liabilities, net	0.04	511,743

Total net assets	100.00%	$1,226,677,554

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
«	All or a portion of this security is on loan.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2020 (unaudited)

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	738	6-19-2020	$88,539,693	$94,821,930	$6,282,237	$0

5-Year U.S. Treasury Notes	27	6-30-2020	3,382,877	3,384,703	1,826	0

					$6,284,063	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Common Stocks
Financials
Banks
Wells Fargo & Company	129,521	2,603	(9,971)	122,153	$142,561	$(2,739,382)	$126,362		$3,505,791	0.29%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	819,291	16,352,788	(16,830,315)	341,764	172	11	8,069	#	341,799
Wells Fargo Government Money Market Fund Select Class	12,325,531	173,314,271	(149,400,139)	36,239,663	0	0	86,916		36,239,663

									36,581,462	2.98

					$142,733	$(2,739,371)	$221,347		$40,087,253	3.27%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  25

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $334,831 of securities loaned), at value (cost $789,380,798)	$1,186,078,558
Investments in affiliated securities, at value (cost $40,095,870)	40,087,253
Cash	4,030
Segregated cash for futures contracts	1,072,000
Receivable for investments sold	8,384,640
Receivable for Fund shares sold	1,103,039
Receivable for dividends and interest	3,205,098
Receivable for securities lending income, net	779
Prepaid expenses and other assets	488,878

Total assets	1,240,424,275

Liabilities
Payable upon receipt of securities loaned	341,119
Payable for Fund shares redeemed	1,693,004
Payable for daily variation margin on open futures contracts	10,673,106
Management fee payable	592,743
Administration fees payable	199,490
Distribution fee payable	86,214
Trustees’ fees and expenses payable	3,923
Accrued expenses and other liabilities	157,122

Total liabilities	13,746,721

Total net assets	$1,226,677,554

Net assets consist of
Paid-in capital	$838,090,531
Total distributable earnings	388,587,023

Total net assets	$1,226,677,554

Computation of net asset value and offering price per share
Net assets – Class A	$765,181,155
Shares outstanding – Class A1	23,211,031
Net asset value per share – Class A	$32.97
Maximum offering price per share – Class A2	$34.98
Net assets – Class C	$131,365,914
Shares outstanding – Class C1	6,552,410
Net asset value per share – Class C	$20.05
Net assets – Administrator Class	$219,072,581
Shares outstanding – Administrator Class[1]	6,644,517
Net asset value per share – Administrator Class	$32.97
Net assets – Institutional Class	$111,057,904
Shares outstanding – Institutional Class[1]	3,372,757
Net asset value per share – Institutional Class	$32.93

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Asset Allocation Fund

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends	$8,156,989
Interest	5,536,393
Income from affiliated securities	216,912

Total investment income	13,910,294

Expenses
Management fee	4,088,407
Administration fees
Class A	881,615
Class C	154,476
Administrator Class	155,138
Institutional Class	81,186
Shareholder servicing fees
Class A	1,049,542
Class C	183,901
Administrator Class	298,343
Distribution fee
Class C	551,651
Custody and accounting fees	50,136
Professional fees	25,571
Registration fees	50,136
Shareholder report expenses	57,658
Trustees’ fees and expenses	11,029
Other fees and expenses	70,697

Total expenses	7,709,486
Less: Fee waivers and/or expense reimbursements
Fund-level	(211,576)
Class A	(29,778)
Administrator Class	(74,607)

Net expenses	7,393,525

Net investment income	6,516,769

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	20,390,054
Affiliated securities	142,733
Futures contracts	(7,227,088)

Net realized gains on investments	13,305,699

Net change in unrealized gains (losses) on
Unaffiliated securities	(83,772,877)
Affiiliated securities	(2,739,371)
Futures contracts	7,316,833

Net change in unrealized gains (losses) on investments	(79,195,415)

Net realized and unrealized gains (losses) on investments	(65,889,716)

Net decrease in net assets resulting from operations	$(59,372,947)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  27

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$6,516,769		$12,377,035
Net realized gains on investments		13,305,699		12,893,012
Net change in unrealized gains (losses) on investments		(79,195,415)		43,905,080

Net increase (decrease) in net assets resulting from operations		(59,372,947)		69,175,127

Distributions to shareholders from net investment income and net realized gains
Class A		(14,620,886)		(30,578,240)
Class C		(1,975,075)		(4,678,185)
Administrator Class		(4,360,867)		(8,535,707)
Institutional Class		(2,387,883)		(4,671,806)

Total distributions to shareholders		(23,344,711)		(48,463,938)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	604,994	21,492,337	1,611,898	53,557,954
Class C	633,627	13,678,317	1,502,173	30,141,540
Administrator Class	890,712	31,638,818	1,697,812	56,951,283
Institutional Class	308,876	10,811,231	1,028,853	34,231,892

		77,620,703		174,882,669

Reinvestment of distributions
Class A	405,636	14,255,743	923,477	29,806,219
Class C	81,474	1,754,533	218,202	4,231,633
Administrator Class	123,573	4,337,274	262,175	8,483,181
Institutional Class	46,631	1,634,037	94,639	3,065,617

		21,981,587		45,586,650

Payment for shares redeemed
Class A	(1,547,999)	(53,997,029)	(2,768,227)	(92,564,816)
Class C	(916,980)	(19,225,393)	(2,243,406)	(45,218,687)
Administrator Class	(898,232)	(31,119,296)	(1,685,138)	(56,224,079)
Institutional Class	(502,126)	(17,312,479)	(800,255)	(26,710,901)

		(121,654,197)		(220,718,483)

Net decrease in net assets resulting from capital share transactions		(22,051,907)		(249,164)

Total increase (decrease) in net assets		(104,769,565)		20,462,025

Net assets
Beginning of period		1,331,447,119		1,310,985,094

End of period		$1,226,677,554		$1,331,447,119

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.13	$34.63	$31.99	$29.61	$28.72	$28.20
Net investment income	0.18	0.33	0.27	0.25	0.22	0.27
Net realized and unrealized gains (losses) on investments	(1.72)	1.46	2.83	2.67	2.45	0.76

Total from investment operations	(1.54)	1.79	3.10	2.92	2.67	1.03
Distributions to shareholders from
Net investment income	(0.16)	(0.33)	(0.27)	(0.27)	(0.21)	(0.22)
Net realized gains	(0.46)	(0.96)	(0.19)	(0.27)	(1.57)	(0.29)

Total distributions to shareholders	(0.62)	(1.29)	(0.46)	(0.54)	(1.78)	(0.51)
Net asset value, end of period	$32.97	$35.13	$34.63	$31.99	$29.61	$28.72
Total return[1]	(4.48)%	5.54%	9.76%	9.99%	9.68%	3.62%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.11%	1.08%	1.09%	1.10%	1.22%
Net expenses	1.07%	1.08%	1.07%	1.09%	1.10%	1.15%
Net investment income	0.99%	0.99%	0.80%	0.79%	0.79%	0.90%
Supplemental data
Portfolio turnover rate	9%	14%	9%	9%	8%	43%
Net assets, end of period (000s omitted)	$765,181	$834,289	$830,487	$822,769	$828,421	$736,276

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.36	$21.07	$19.45	$17.99	$17.47	$17.20
Net investment income	0.02	0.05	0.01	0.01	0.01 [1]	0.05
Net realized and unrealized gains (losses) on investments	(1.03)	0.88	1.73	1.62	1.48	0.45

Total from investment operations	(1.01)	0.93	1.74	1.63	1.49	0.50
Distributions to shareholders from
Net investment income	(0.02)	(0.06)	(0.00)[2]	(0.01)	(0.02)	(0.05)
Net realized gains	(0.28)	(0.58)	(0.12)	(0.16)	(0.95)	(0.18)

Total distributions to shareholders	(0.30)	(0.64)	(0.12)	(0.17)	(0.97)	(0.23)
Net asset value, end of period	$20.05	$21.36	$21.07	$19.45	$17.99	$17.47
Total return[3]	(4.85)%	4.75%	8.97%	9.14%	8.86%	2.86%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.86%	1.83%	1.84%	1.85%	1.98%
Net expenses	1.83%	1.83%	1.82%	1.84%	1.85%	1.90%
Net investment income	0.23%	0.24%	0.05%	0.04%	0.03%	0.10%
Supplemental data
Portfolio turnover rate	9%	14%	9%	9%	8%	43%
Net assets, end of period (000s omitted)	$131,366	$144,264	$153,322	$152,820	$136,881	$62,019

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$35.14	$34.64	$31.99	$29.63	$28.75	$28.21
Net investment income	0.21	0.39	0.32	0.30	0.28	0.35
Net realized and unrealized gains (losses) on investments	(1.72)	1.46	2.84	2.68	2.45	0.76

Total from investment operations	(1.51)	1.85	3.16	2.98	2.73	1.11
Distributions to shareholders from
Net investment income	(0.20)	(0.39)	(0.32)	(0.35)	(0.28)	(0.28)
Net realized gains	(0.46)	(0.96)	(0.19)	(0.27)	(1.57)	(0.29)

Total distributions to shareholders	(0.66)	(1.35)	(0.51)	(0.62)	(1.85)	(0.57)
Net asset value, end of period	$32.97	$35.14	$34.64	$31.99	$29.63	$28.75
Total return[1]	(4.42)%	5.73%	9.94%	10.20%	9.91%	3.89%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.03%	1.00%	0.99%	1.02%	1.09%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.16%	1.17%	0.97%	0.96%	0.98%	1.12%
Supplemental data
Portfolio turnover rate	9%	14%	9%	9%	8%	43%
Net assets, end of period (000s omitted)	$219,073	$229,390	$216,611	$268,512	$206,908	$85,380

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017[1]
Net asset value, beginning of period	$35.09	$34.59	$31.96	$29.27
Net investment income	0.23	0.44	0.39	0.35
Net realized and unrealized gains (losses) on investments	(1.71)	1.46	2.81	3.03

Total from investment operations	(1.48)	1.90	3.20	3.38
Distributions to shareholders from
Net investment income	(0.22)	(0.44)	(0.38)	(0.42)
Net realized gains	(0.46)	(0.96)	(0.19)	(0.27)

Total distributions to shareholders	(0.68)	(1.40)	(0.57)	(0.69)
Net asset value, end of period	$32.93	$35.09	$34.59	$31.96
Total return[2]	(4.32)%	5.89%	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.75%	0.74%
Net expenses	0.75%	0.75%	0.74%	0.74%
Net investment income	1.31%	1.32%	1.13%	1.08%
Supplemental data
Portfolio turnover rate	9%	14%	9%	9%
Net assets, end of period (000s omitted)	$111,058	$123,504	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo Index Asset Allocation Fund  |  33

Notes to financial statements (unaudited)

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $830,702,384 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$409,665,885

Gross unrealized losses	(7,918,395)

Net unrealized gains	$401,747,490

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

34  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$39,821	$0	$39,821

Common stocks

Communication services	73,050,454	0	0	73,050,454

Consumer discretionary	66,615,077	0	0	66,615,077

Consumer staples	52,981,533	0	0	52,981,533

Energy	17,999,188	0	0	17,999,188

Financials	74,400,116	0	0	74,400,116

Health care	104,680,124	0	0	104,680,124

Industrials	55,906,037	0	0	55,906,037

Information technology	173,230,272	0	0	173,230,272

Materials	16,550,694	0	0	16,550,694

Real estate	20,169,516	0	0	20,169,516

Utilities	24,253,251	0	0	24,253,251

Non-agency mortgage-backed securities	0	5,856	0	5,856

U.S. Treasury securities	492,730,269	0	0	492,730,269

Short-term investments

Investment companies	36,581,462	0	0	36,581,462

U.S. Treasury securities	16,972,141	0		16,972,141

	1,226,120,134	45,677	0	1,226,165,811

Futures contracts	6,284,063	0	0	6,284,063

Total assets	$1,232,404,197	$45,677	$0	$1,232,449,874

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Index Asset Allocation Fund  |  35

Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

36  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $40,906 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$67,350,826	$49,508,814	$125,946,898	$65,795,163

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transaction with the following counterparty which is subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Incorporated	$334,831	$(334,831)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2020, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $114,479,696 in long futures contracts and $15,503,450 in short futures contracts during the six months ended March 31, 2020.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

Wells Fargo Index Asset Allocation Fund  |  37

Notes to financial statements (unaudited)

The fair value of derivative instruments as of March 31, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$6,282,237	*	Unrealized losses on futures contracts	$0	*

Interest rate risk	Unrealized gains on futures contracts	1,826	*	Unrealized losses on futures contracts	0	*

		$6,284,063			$0

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of March 31, 2020 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2020 was as follows for the Fund:

	Amount of realized losses on derivatives	Change in unrealized gains on derivatives

Equity risk	$(5,921,270)	$5,922,957

Interest rate risk	(1,305,818)	1,393,876

	$(7,227,088)	$7,316,833

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

38  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Index Asset Allocation Fund  |  39

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Index Asset Allocation Fund  |  41

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Index Asset Allocation Fund  |  43

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

44  |  Wells Fargo Index Asset Allocation Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Index Asset Allocation Fund  |  45

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

46  |  Wells Fargo Index Asset Allocation Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06223 05-20

SA227/SAR227 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo C&B Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo C&B Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support. ”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo C&B Mid Cap Value Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month- end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo C&B Mid Cap Value Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®‡

Wesley Lim, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (CBMAX)	7-26-2004	-27.14	-0.73	6.63	-22.71	0.46	7.26	1.30	1.26

Class C (CBMCX)	7-26-2004	-24.28	-0.29	6.46	-23.28	-0.29	6.46	2.05	2.01

Class R6 (CBMYX)[3]	7-31-2018	–	–	–	-22.36	0.84	7.62	0.87	0.81

Administrator Class (CBMIX)	7-26-2004	–	–	–	-22.62	0.56	7.33	1.22	1.16

Institutional Class (CBMSX)	7-26-2004	–	–	–	-22.42	0.81	7.60	0.97	0.91

Russell Midcap® Value Index[4]	–	–	–	–	-24.13	-0.76	7.22	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[5]

Helen of Troy Limited	3.35

Hill-Rom Holdings Incorporated	3.13

Arrow Electronics Incorporated	3.05

Colfax Corporation	3.01

FirstCash Financial Services Incorporated	2.94

Perrigo Company plc	2.82

The Progressive Corporation	2.71

TCF Financial Corporation	2.70

Integra LifeSciences Holdings Corporation	2.66

TE Connectivity Limited	2.57

Sector distribution as of March 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for the Class R6 would be higher.

[4]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo C&B Mid Cap Value Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$710.37	$5.30	1.24%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26	1.24%

Class C

Actual	$1,000.00	$707.69	$8.54	2.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%

Class R6

Actual	$1,000.00	$711.83	$3.42	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04	0.80%

Administrator Class

Actual	$1,000.00	$710.72	$4.92	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Institutional Class

Actual	$1,000.00	$711.64	$3.85	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks: 94.84%

Communication Services: 3.53%

Entertainment: 1.18%
Activision Blizzard Incorporated	67,500	$4,014,900

Media: 2.35%
Omnicom Group Incorporated	144,700	7,944,030

Consumer Discretionary: 11.97%

Hotels, Restaurants & Leisure: 1.50%
Extended Stay America Incorporated	270,300	1,975,893
Norwegian Cruise Line Holdings Limited †	282,200	3,092,912

		5,068,805

Household Durables: 4.98%
Helen of Troy Limited †	78,700	11,335,160
Whirlpool Corporation	64,600	5,542,680

		16,877,840

Specialty Retail: 2.41%
American Eagle Outfitters Incorporated	1,027,500	8,168,625

Textiles, Apparel & Luxury Goods: 3.08%
Gildan Activewear Incorporated	493,300	6,294,508
HanesBrands Incorporated	524,000	4,123,880

		10,418,388

Financials: 23.35%

Banks: 4.29%
Commerce Bancshares Incorporated	106,906	5,382,717
TCF Financial Corporation	403,713	9,148,137

		14,530,854

Capital Markets: 2.56%
State Street Corporation	162,400	8,651,048

Consumer Finance: 4.89%
FirstCash Financial Services Incorporated	138,800	9,957,512
Synchrony Financial	411,100	6,614,599

		16,572,111

Insurance: 9.42%
Alleghany Corporation Alleghany Corp	9,530	5,263,896
Arch Capital Group Limited †	183,600	5,225,256
Fidelity National Financial Incorporated	148,620	3,697,666
Globe Life Incorporated	118,700	8,542,839
The Progressive Corporation	124,200	9,170,928

		31,900,585

Thrifts & Mortgage Finance: 2.19%
Essent Group Limited	282,100	7,430,514

Health Care: 12.93%

Health Care Equipment & Supplies: 5.78%
Hill-Rom Holdings Incorporated	105,270	10,590,162

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corporation †	201,422	$8,997,521

		19,587,683

Health Care Providers & Services: 2.04%
Laboratory Corporation of America Holdings †	54,700	6,913,533

Life Sciences Tools & Services: 2.28%
Syneos Health Incorporated †	196,000	7,726,320

Pharmaceuticals: 2.83%
Perrigo Company plc	198,900	9,565,101

Industrials: 25.49%

Aerospace & Defense: 5.47%
BWX Technologies Incorporated	162,200	7,900,762
Hexcel Corporation	154,700	5,753,293
Huntington Ingalls Industries Incorporated	26,800	4,883,228

		18,537,283

Building Products: 1.26%
Johnson Controls International plc	157,600	4,248,896

Commercial Services & Supplies: 1.11%
Steelcase Incorporated Class A	379,700	3,747,639

Electrical Equipment: 6.47%
Acuity Brands Incorporated	78,300	6,707,178
AMETEK Incorporated	101,400	7,302,828
Eaton Corporation plc	101,700	7,901,073

		21,911,079

Machinery: 9.04%
Colfax Corporation †	514,199	10,181,140
Donaldson Company Incorporated	110,900	4,284,067
Gates Industrial Corporation plc †	414,852	3,061,608
Snap-on Incorporated	61,500	6,692,430
Woodward Governor Company	107,500	6,389,800

		30,609,045

Trading Companies & Distributors: 2.14%
AerCap Holdings NV †	318,100	7,249,499

Information Technology: 11.12%

Electronic Equipment, Instruments & Components: 5.62%
Arrow Electronics Incorporated †	199,100	10,327,317
TE Connectivity Limited	138,040	8,693,759

		19,021,076

IT Services: 3.66%
Amdocs Limited	150,900	8,294,973
Leidos Holdings Incorporated	44,600	4,087,590

		12,382,563

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—March 31, 2020 (unaudited)

		Shares	Value
Semiconductors & Semiconductor Equipment: 1.84%
MKS Instruments Incorporated		76,600	$6,239,070

Materials: 4.73%

Chemicals: 1.47%
Axalta Coating Systems Limited †		289,200	4,994,484

Metals & Mining: 2.10%
Reliance Steel & Aluminum Company		81,100	7,103,549

Paper & Forest Products: 1.16%
Schweitzer-Mauduit International Incorporated		141,390	3,933,470

Real Estate: 1.72%

Real Estate Management & Development: 1.72%
CBRE Group Incorporated Class A †		154,000	5,807,340

Total Common Stocks (Cost $399,590,643)			321,155,330

	Yield
Short-Term Investments: 4.83%

Investment Companies: 4.83%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35%	16,371,170	16,371,170

Total Short-Term Investments (Cost $16,371,170)			16,371,170

Total investments in securities (Cost $415,961,813)	99.67%	337,526,500

Other assets and liabilities, net	0.33	1,107,536

Total net assets	100.00%	$338,634,036

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	5,733,177	18,975,007	(24,708,184)	0	$(145)	$0	$3,957	#	$0
Wells Fargo Government Money Market Fund Select Class	17,446,499	130,808,248	(131,883,577)	16,371,170	0	0	202,688		16,371,170

					$(145)	$0	$206,645		$16,371,170	4.83%

*	No longer held at the end of the period.
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  9

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $399,590,643)	$321,155,330
Investments in affiliated securities, at value (cost $16,371,170)	16,371,170
Receivable for investments sold	683,036
Receivable for Fund shares sold	1,493,923
Receivable for dividends	354,361
Receivable for securities lending income, net	1,056
Prepaid expenses and other assets	78,229

Total assets	340,137,105

Liabilities
Payable for investments purchased	763,033
Payable for Fund shares redeemed	434,351
Management fee payable	218,069
Administration fees payable	45,679
Distribution fee payable	2,159
Trustees’ fees and expenses payable	4,055
Accrued expenses and other liabilities	35,723

Total liabilities	1,503,069

Total net assets	$338,634,036

Net assets consist of
Paid-in capital	$418,376,765
Total distributable loss	(79,742,729)

Total net assets	$338,634,036

Computation of net asset value and offering price per share
Net assets – Class A	$80,992,696
Shares outstanding – Class A1	2,955,606
Net asset value per share – Class A	$27.40
Maximum offering price per share – Class A2	$29.07
Net assets – Class C	$2,979,676
Shares outstanding – Class C1	116,906
Net asset value per share – Class C	$25.49
Net assets – Class R6	$11,086,288
Shares outstanding – Class R6[1]	401,184
Net asset value per share – Class R6	$27.63
Net assets – Administrator Class	$21,547,458
Shares outstanding – Administrator Class[1]	777,552
Net asset value per share – Administrator Class	$27.71
Net assets – Institutional Class	$222,027,918
Shares outstanding – Institutional Class[1]	8,036,862
Net asset value per share – Institutional Class	$27.63

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo C&B Mid Cap Value Fund

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $18,778)	$3,414,957
Income from affiliated securities	203,486

Total investment income	3,618,443

Expenses
Management fee	1,660,679
Administration fees
Class A	119,436
Class C	4,558
Class R6	2,231
Administrator Class	19,166
Institutional Class	182,279
Shareholder servicing fees
Class A	142,186
Class C	5,426
Administrator Class	36,858
Distribution fee
Class C	16,280
Custody and accounting fees	10,797
Professional fees	20,025
Registration fees	50,137
Shareholder report expenses	30,082
Trustees’ fees and expenses	11,029
Other fees and expenses	8,536

Total expenses	2,319,705
Less: Fee waivers and/or expense reimbursements
Fund-level	(42,223)
Class A	(4,377)
Class R6	(1,437)
Administrator Class	(2,805)
Institutional Class	(27,551)

Net expenses	2,241,312

Net investment income	1,377,131

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	686,440
Affiliated securities	(145)

Net realized gains on investments	686,295
Net change in unrealized gains (losses) on investments	(136,555,664)

Net realized and unrealized gains (losses) on investments	(135,869,369)

Net decrease in net assets resulting from operations	$(134,492,238)

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  11

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$1,377,131		$2,205,049
Net realized gains on investments		686,295		10,275,898
Net change in unrealized gains (losses) on investments		(136,555,664)		6,365,733

Net increase (decrease) in net assets resulting from operations		(134,492,238)		18,846,680

Distributions to shareholders from net investment income and net realized gains
Class A		(3,368,775)		(159,086)
Class C		(116,894)		0
Class R6		(485,361)		(76,727)
Administrator Class		(945,399)		(60,977)
Institutional Class		(8,727,328)		(1,010,122)

Total distributions to shareholders		(13,643,757)		(1,306,912)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	494,896	19,192,977	316,284	11,568,529
Class C	17,406	624,975	28,128	897,999
Class R6	59,998	2,197,408	475,263	17,075,950
Administrator Class	260,723	10,420,653	200,859	7,561,359
Institutional Class	3,292,297	120,603,387	3,096,014	113,109,321

		153,039,400		150,213,158

Reinvestment of distributions
Class A	79,402	3,248,552	4,720	154,816
Class C	2,989	113,505	0	0
Class R6	6,229	257,557	995	32,841
Administrator Class	22,658	938,447	1,590	52,718
Institutional Class	210,740	8,708,954	30,350	1,001,844

		13,267,015		1,242,219

Payment for shares redeemed
Class A	(315,073)	(11,091,465)	(564,439)	(20,529,618)
Class C	(27,668)	(950,211)	(139,702)	(4,695,256)
Class R6	(42,296)	(1,697,352)	(99,674)	(3,641,646)
Administrator Class	(104,615)	(3,838,356)	(150,211)	(5,462,836)
Institutional Class	(1,628,141)	(59,376,136)	(2,201,065)	(78,294,383)

		(76,953,520)		(112,623,739)

Net increase in net assets resulting from capital share transactions		89,352,895		38,831,638

Total increase (decrease) in net assets		(58,783,100)		56,371,406

Net assets
Beginning of period		397,417,136		341,045,730

End of period		$338,634,036		$397,417,136

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$39.67	$37.88	$35.07	$29.27	$25.12	$25.26
Net investment income (loss)	0.06	0.16	0.06	(0.00)[1,2]	0.07 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(11.17)	1.69	2.75	5.82	4.13	(0.14)

Total from investment operations	(11.11)	1.85	2.81	5.82	4.20	(0.09)
Distributions to shareholders from
Net investment income	(0.15)	(0.06)	(0.00)[3]	(0.02)	(0.05)	(0.05)
Net realized gains	(1.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.16)	(0.06)	(0.00)	(0.02)	(0.05)	(0.05)
Net asset value, end of period	$27.40	$39.67	$37.88	$35.07	$29.27	$25.12
Total return[4]	(28.96)%	4.91%	8.02%	19.89%	16.73%	(0.36)%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.29%	1.29%	1.30%	1.33%	1.35%
Net expenses	1.24%	1.25%	1.25%	1.25%	1.24%	1.20%
Net investment income (loss)	0.39%	0.43%	0.16%	(0.00)%[2]	0.27%	0.18%
Supplemental data
Portfolio turnover rate	26%	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$80,993	$106,975	$111,354	$115,258	$120,020	$19,862

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.98	$35.51	$33.12	$27.83	$24.02	$24.29
Net investment loss	(0.07)[1]	(0.12)[1]	(0.20)[1]	(0.26)[1]	(0.14)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	(10.41)	1.59	2.59	5.55	3.95	(0.12)

Total from investment operations	(10.48)	1.47	2.39	5.29	3.81	(0.27)
Distributions to shareholders from
Net realized gains	(1.01)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$25.49	$36.98	$35.51	$33.12	$27.83	$24.02
Total return[2]	(29.23)%	4.14%	7.22%	19.01%	15.86%	(1.11)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.04%	2.04%	2.05%	2.08%	2.10%
Net expenses	2.00%	2.00%	2.00%	2.00%	1.98%	1.95%
Net investment loss	(0.38)%	(0.36)%	(0.59)%	(0.74)%	(0.55)%	(0.57)%
Supplemental data
Portfolio turnover rate	26%	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$2,980	$4,592	$8,371	$8,567	$7,314	$6,737

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R6		2019	2018[1]
Net asset value, beginning of period	$40.06	$38.27	$37.39
Net investment income	0.17	0.35 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	(11.29)	1.67	0.80

Total from investment operations	(11.12)	2.02	0.88
Distributions to shareholders from
Net investment income	(0.30)	(0.23)	0.00
Net realized gains	(1.01)	0.00	0.00

Total distributions to shareholders	(1.31)	0.00	0.00
Net asset value, end of period	$27.63	$40.06	$38.27
Total return[3]	(28.82)%	5.39%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.86%
Net expenses	0.80%	0.80%	0.80%
Net investment income	0.83%	0.95%	1.24%
Supplemental data
Portfolio turnover rate	26%	42%	39%
Net assets, end of period (000s omitted)	$11,086	$15,112	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.14	$38.35	$35.52	$29.63	$25.42	$25.54
Net investment income	0.10 [1]	0.20 [1]	0.10 [1]	0.04 [1]	0.08 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	(11.32)	1.70	2.78	5.89	4.19	(0.13)

Total from investment operations	(11.22)	1.90	2.88	5.93	4.27	(0.07)
Distributions to shareholders from
Net investment income	(0.20)	(0.11)	(0.05)	(0.04)	(0.06)	(0.05)
Net realized gains	(1.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.21)	(0.11)	(0.05)	(0.04)	(0.06)	(0.05)
Net asset value, end of period	$27.71	$40.14	$38.35	$35.52	$29.63	$25.42
Total return[2]	(28.93)%	5.03%	8.13%	20.02%	16.82%	(0.30)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.21%	1.22%	1.25%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.48%	0.53%	0.26%	0.12%	0.28%	0.22%
Supplemental data
Portfolio turnover rate	26%	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$21,547	$24,036	$20,960	$21,267	$8,302	$9,725

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.04	$38.26	$35.41	$29.53	$25.34	$25.49
Net investment income	0.12	0.28	0.19	0.16	0.16	0.10
Net realized and unrealized gains (losses) on investments	(11.25)	1.70	2.78	5.82	4.17	(0.12)

Total from investment operations	(11.13)	1.98	2.97	5.98	4.33	(0.02)
Distributions to shareholders from
Net investment income	(0.27)	(0.20)	(0.12)	(0.10)	(0.14)	(0.13)
Net realized gains	(1.01)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.28)	(0.20)	(0.12)	(0.10)	(0.14)	(0.13)
Net asset value, end of period	$27.63	$40.04	$38.26	$35.41	$29.53	$25.34
Total return[2]	(28.84)%	5.29%	8.41%	20.30%	17.11%	(0.09)%[1]
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.96%	0.96%	0.97%	1.00%	0.94%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.74%	0.79%	0.56%	0.37%	0.54%	0.47%
Supplemental data
Portfolio turnover rate	26%	42%	39%	54%	35%	41%
Net assets, end of period (000s omitted)	$222,028	$246,702	$200,335	$105,550	$38,161	$18,229

[1]	Total return reflects adjustments to conform with generally accepted accounting principles.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

18  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements (unaudited)

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $409,903,804 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$16,043,009

Gross unrealized losses	(88,420,313)

Net unrealized losses	$(72,377,304)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo C&B Mid Cap Value Fund  |  19

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in :

Common stocks

Communication services	$11,958,930	$0	$0	$11,958,930

Consumer discretionary	40,533,658	0	0	40,533,658

Financials	79,085,112	0	0	79,085,112

Health care	43,792,637	0	0	43,792,637

Industrials	86,303,441	0	0	86,303,441

Information technology	37,642,709	0	0	37,642,709

Materials	16,031,503	0	0	16,031,503

Real estate	5,807,340	0	0	5,807,340

Short-term investments

Investment companies	16,371,170	0	0	16,371,170

Total assets	$337,526,500	$0	$0	$337,526,500

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

20  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13
Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, 0.80% for Class R6 shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $4,283 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $182,200,630 and $106,169,565, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an

Wells Fargo C&B Mid Cap Value Fund  |  21

Notes to financial statements (unaudited)

affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

22  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo C&B Mid Cap Value Fund  |  23

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

24  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo C&B Mid Cap Value Fund  |  25

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

26  |  Wells Fargo C&B Mid Cap Value Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo C&B Mid Cap Value Fund  |  27

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

28  |  Wells Fargo C&B Mid Cap Value Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo C&B Mid Cap Value Fund  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06227 05-20

SA228/SAR228 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo Common Stock Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Common Stock Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Common Stock Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Common Stock Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher G. Miller, CFA®‡

Garth B. Newport, CFA®‡†

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SCSAX)	11-30-2000	-29.05	-1.66	5.61	-24.70	-0.49	6.24	1.27	1.27

Class C (STSAX)	11-30-2000	-26.33	-1.24	5.43	-25.33	-1.24	5.43	2.02	2.02

Class R6 (SCSRX)[3]	6-28-2013	–	–	–	-24.40	-0.07	6.66	0.84	0.84

Administrator Class (SCSDX)[4]	7-30-2010	–	–	–	-24.60	-0.35	6.39	1.19	1.11

Institutional Class (SCNSX)[5]	7-30-2010	–	–	–	-24.44	-0.09	6.64	0.94	0.86

Russell 2500TM Index[6]	–	–	–	–	-22.47	0.49	7.73	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[7]

Bio-Rad Laboratories Incorporated Class A	2.38

CoreSite Realty Corporation	2.26

Sun Communities Incorporated	2.21

LivaNova plc	2.04

Carlisle Companies Incorporated	1.99

SBA Communications Corporation	1.96

AMETEK Incorporated	1.94

United Rentals Incorporated	1.83

VICI Properties Incorporated	1.83

Haemonetics Corporation	1.82

Sector distribution as of March 31, 2020[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

†	Mr. Newport became a portfolio manager of the Fund on February 1, 2020.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.83% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, the returns for the Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, the returns for the Administrator Class shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, the returns for the Institutional Class shares would be higher.

[6]

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Common Stock Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$717.94	$5.24	1.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16	1.22%

Class C

Actual	$1,000.00	$714.74	$8.62	2.01%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.95	$10.13	2.01%

Class R6

Actual	$1,000.00	$719.20	$3.57	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19	0.83%

Administrator Class

Actual	$1,000.00	$718.28	$4.73	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%

Institutional Class

Actual	$1,000.00	$719.07	$3.65	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Common Stock Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks: 97.74%

Consumer Discretionary: 7.70%

Auto Components: 1.22%
Dana Incorporated	1,108,908	$8,660,571

Diversified Consumer Services: 0.19%
Houghton Mifflin Harcourt Company †	709,296	1,333,476

Hotels, Restaurants & Leisure: 1.28%
Jack in the Box Incorporated	179,936	6,306,758
Norwegian Cruise Line Holdings Limited †	249,544	2,735,002

		9,041,760

Household Durables: 1.02%
Mohawk Industries Incorporated †	94,561	7,209,331

Multiline Retail: 0.43%
Nordstrom Incorporated	200,316	3,072,847

Specialty Retail: 2.51%
Tractor Supply Company	78,604	6,645,968
Ulta Beauty Incorporated †	48,264	8,479,985
Urban Outfitters Incorporated †	186,511	2,655,917

		17,781,870

Textiles, Apparel & Luxury Goods: 1.05%
Levi Strauss & Company Class A «	599,441	7,451,052

Consumer Staples: 0.95%

Household Products: 0.95%
Church & Dwight Company Incorporated	105,025	6,740,505

Financials: 13.95%

Banks: 4.10%
Pinnacle Financial Partners Incorporated	196,299	7,369,064
Sterling Bancorp	757,245	7,913,210
Webster Financial Corporation	290,792	6,659,137
Wintrust Financial Corporation	216,988	7,130,226

		29,071,637

Capital Markets: 2.33%
Cboe Holdings Incorporated	110,812	9,889,971
Raymond James Financial Incorporated	105,202	6,648,766

		16,538,737

Insurance: 6.45%
Arch Capital Group Limited †	194,393	5,532,425
Axis Capital Holdings Limited	187,911	7,262,760
CNO Financial Group Incorporated	936,155	11,598,960
Reinsurance Group of America Incorporated	105,316	8,861,288
Willis Towers Watson plc	73,300	12,450,005

		45,705,438

Thrifts & Mortgage Finance: 1.07%
Essent Group Limited	287,253	7,566,244

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Health Care: 14.22%

Biotechnology: 1.97%
Agios Pharmaceuticals Incorporated †	64,658	$2,294,066
BioMarin Pharmaceutical Incorporated †	54,869	4,636,431
Neurocrine Biosciences Incorporated †	66,693	5,772,279
Sage Therapeutics Incorporated †	44,818	1,287,173

		13,989,949

Health Care Equipment & Supplies: 5.41%
Haemonetics Corporation †	129,473	12,903,279
Hologic Incorporated †	313,190	10,992,969
LivaNova plc †	319,594	14,461,629

		38,357,877

Health Care Providers & Services: 4.46%
Humana Incorporated	38,088	11,960,394
Laboratory Corporation of America Holdings †	83,532	10,557,609
Universal Health Services Incorporated Class B	91,467	9,062,550

		31,580,553

Life Sciences Tools & Services: 2.38%
Bio-Rad Laboratories Incorporated Class A †	48,095	16,860,183

Industrials: 20.75%

Aerospace & Defense: 2.99%
Hexcel Corporation	296,234	11,016,942
MTU Aero Engines AG	70,477	10,190,743

		21,207,685

Building Products: 3.49%
Armstrong World Industries Incorporated	154,281	12,252,997
Masonite International Corporation †	263,144	12,486,183

		24,739,180

Commercial Services & Supplies: 2.37%
Republic Services Incorporated	90,350	6,781,671
Stericycle Incorporated †	205,928	10,003,982

		16,785,653

Electrical Equipment: 3.26%
AMETEK Incorporated	191,132	13,765,327
Sensata Technologies Holding plc †	322,366	9,326,048

		23,091,375

Industrial Conglomerates: 1.99%
Carlisle Companies Incorporated	112,549	14,100,139

Machinery: 2.42%
Altra Industrial Motion Corporation	391,365	6,844,974
ITT Incorporated	226,740	10,284,926

		17,129,900

Road & Rail: 1.05%
Saia Incorporated †	100,891	7,419,524

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Common Stock Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Trading Companies & Distributors: 3.18%
Air Lease Corporation	433,190	$9,590,827
United Rentals Incorporated †	126,246	12,990,713

		22,581,540

Information Technology: 20.83%

IT Services: 4.05%
Black Knight Incorporated †	171,174	9,938,362
EVO Payments Incorporated Class A †	432,810	6,621,993
Genpact Limited	324,032	9,461,734
WEX Incorporated †	25,788	2,696,135

		28,718,224

Semiconductors & Semiconductor Equipment: 5.59%
Brooks Automation Incorporated	412,759	12,589,150
Marvell Technology Group Limited	503,256	11,388,683
Maxim Integrated Products Incorporated	163,674	7,956,193
ON Semiconductor Corporation †	617,874	7,686,353

		39,620,379

Software: 11.19%
8x8 Incorporated †	802,259	11,119,310
Fair Isaac Corporation †	38,178	11,746,989
Medallia Incorporated †	153,498	3,076,100
Nuance Communications Incorporated	598,149	10,036,940
Proofpoint Incorporated †	104,266	10,696,649
RealPage Incorporated †	218,924	11,587,647
SPS Commerce Incorporated †	211,208	9,823,284
Zendesk Incorporated †	175,293	11,220,505

		79,307,424

Materials: 6.62%

Chemicals: 2.38%
Axalta Coating Systems Limited †	402,454	6,950,381
Westlake Chemical Corporation	259,938	9,921,833

		16,872,214

Containers & Packaging: 1.68%
Crown Holdings Incorporated †	204,980	11,897,039

Metals & Mining: 2.56%
Royal Gold Incorporated	77,501	6,797,613
Steel Dynamics Incorporated	502,340	11,322,744

		18,120,357

Real Estate: 12.72%

Equity REITs: 12.72%
Camden Property Trust	96,234	7,625,582
CoreSite Realty Corporation	138,114	16,007,413
Four Corners Property Trust Incorporated	491,112	9,188,706
Healthcare Realty Trust Incorporated	279,041	7,793,615
SBA Communications Corporation	51,411	13,879,428
STAG Industrial Incorporated	311,320	7,010,926

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

		Shares	Value

Equity REITs (continued)
Sun Communities Incorporated		125,484	$15,666,677
VICI Properties Incorporated		778,098	12,947,551

			90,119,898

Total Common Stocks (Cost $744,718,710)			692,672,561

Exchange-Traded Funds: 0.94%
SPDR S&P Biotech ETF «		86,171	6,673,082

Total Exchange-Traded Funds (Cost $4,423,790)			6,673,082

	Yield
Short-Term Investments: 2.69%

Investment Companies: 2.69%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	9,748,494	9,749,470
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35	9,324,809	9,324,809

Total Short-Term Investments (Cost $19,073,586)			19,074,279

Total investments in securities (Cost $768,216,086)	101.37%	718,419,922

Other assets and liabilities, net	(1.37)	(9,714,895)

Total net assets	100.00%	$708,705,027

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	9,518,064	71,068,809	(70,838,379)	9,748,494	$(503)	$457	$85,380	#	$9,749,470
Wells Fargo Government Money Market Fund Select Class	15,119,436	161,948,584	(167,743,211)	9,324,809	0	0	105,145		9,324,809

					$(503)	$457	$190,525		$19,074,279	2.69%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Common Stock Fund

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $9,472,935 of securities loaned), at value (cost $749,142,500)	$699,345,643
Investments in affiliated securities, at value (cost $19,073,586)	19,074,279
Receivable for investments sold	596,551
Receivable for Fund shares sold	171,628
Receivable for dividends	1,281,266
Receivable for securities lending income, net	11,014

Total assets	720,480,381

Liabilities
Payable upon receipt of securities loaned	9,747,775
Payable for investments purchased	718,568
Payable for Fund shares redeemed	317,886
Management fee payable	495,367
Administration fees payable	127,282
Distribution fee payable	2,533
Trustees’ fees and expenses payable	4,107
Accrued expenses and other liabilities	361,836

Total liabilities	11,775,354

Total net assets	$708,705,027

Net assets consist of
Paid-in capital	$752,911,178
Total distributable loss	(44,206,151)

Total net assets	$708,705,027

Computation of net asset value and offering price per share
Net assets – Class A	$576,346,247
Shares outstanding – Class A1	43,326,509
Net asset value per share – Class A	$13.30
Maximum offering price per share – Class A2	$14.11
Net assets – Class C	$3,555,913
Shares outstanding – Class C1	408,533
Net asset value per share – Class C	$8.70
Net assets – Class R6	$25,943,814
Shares outstanding – Class R6[1]	1,823,847
Net asset value per share – Class R6	$14.22
Net assets – Administrator Class	$1,619,387
Shares outstanding – Administrator Class[1]	118,686
Net asset value per share – Administrator Class	$13.64
Net assets – Institutional Class	$101,239,666
Shares outstanding – Institutional Class[1]	7,142,385
Net asset value per share – Institutional Class	$14.17

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  11

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends	$6,722,865
Income from affiliated securities	130,553

Total investment income	6,853,418

Expenses
Management fee	4,001,509
Administration fees
Class A	880,549
Class C	6,145
Class R6	5,585
Administrator Class	2,054
Institutional Class	100,042
Shareholder servicing fees
Class A	1,048,255
Class C	7,315
Administrator Class	3,937
Distribution fee
Class C	21,877
Custody and accounting fees	35,096
Professional fees	25,968
Registration fees	40,108
Shareholder report expenses	35,096
Trustees’ fees and expenses	11,029
Other fees and expenses	19,526

Total expenses	6,244,091
Less: Fee waivers and/or expense reimbursements
Fund-level	(131,655)
Class A	(98,607)
Administrator Class	(654)
Institutional Class	(31,676)

Net expenses	5,981,499

Net investment income	871,919

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	29,521,755
Affiliated securities	(503)

Net realized gains on investments	29,521,252

Net change in unrealized gains (losses) on
Unaffiliated securities	(313,164,426)
Affiliated securities	457

Net change in unrealized gains (losses) on investments	(313,163,969)

Net realized and unrealized gains (losses) on investments	(283,642,717)

Net decrease in net assets resulting from operations	$(282,770,798)

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Common Stock Fund

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$871,919		$399,291
Net realized gains on investments		29,521,252		120,517,533
Net change in unrealized gains (losses) on investments		(313,163,969)		(119,779,061)

Net increase (decrease) in net assets resulting from operations		(282,770,798)		1,137,763

Distributions to shareholders from net investment income and net realized gains
Class A		(106,772,268)		(128,198,379)
Class C		(1,096,288)		(2,840,840)
Class R6		(4,612,059)		(4,757,555)
Administrator Class		(452,132)		(749,896)
Institutional Class		(18,968,188)		(20,825,630)

Total distributions to shareholders		(131,900,935)		(157,372,300)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	440,170	8,253,812	957,344	19,146,985
Class C	19,225	243,926	120,120	1,584,422
Class R6	307,275	6,433,640	410,149	9,044,599
Administrator Class	26,636	543,177	7,616	156,460
Institutional Class	584,525	11,995,032	958,488	21,044,807

		27,469,587		50,977,273

Reinvestment of distributions
Class A	5,292,160	101,875,797	6,577,466	122,340,875
Class C	74,887	945,077	202,645	2,648,573
Class R6	222,029	4,582,449	240,179	4,729,116
Administrator Class	20,980	414,636	36,844	700,411
Institutional Class	903,544	18,584,525	1,038,739	20,390,438

		126,402,484		150,809,413

Payment for shares redeemed
Class A	(3,711,026)	(68,751,933)	(5,755,346)	(115,611,722)
Class C	(224,032)	(3,027,451)	(683,062)	(9,629,160)
Class R6	(316,345)	(6,263,596)	(453,488)	(10,013,010)
Administrator Class	(94,607)	(1,756,927)	(124,075)	(2,358,961)
Institutional Class	(1,488,805)	(28,056,993)	(1,546,702)	(33,665,647)

		(107,856,900)		(171,278,500)

Net increase in net assets resulting from capital share transactions		46,015,171		30,508,186

Total decrease in net assets		(368,656,562)		(125,726,351)

Net assets
Beginning of period		1,077,361,589		1,203,087,940

End of period		$708,705,027		$1,077,361,589

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.07	$24.58	$24.06	$21.50	$21.62	$24.79
Net investment income (loss)	0.01	(0.01)	(0.04)	(0.09)	(0.01)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	(5.14)	(0.20)	3.10	3.48	2.45	(0.32)

Total from investment operations	(5.13)	(0.21)	3.06	3.39	2.44	(0.36)
Distributions to shareholders from
Net investment income	(0.00)[2]	0.00	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)

Total distributions to shareholders	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$13.30	$21.07	$24.58	$24.06	$21.50	$21.62
Total return[3]	(28.21)%	0.91%	13.62%	16.10%	12.43%	(1.76)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.25%	1.25%	1.25%	1.27%
Net expenses	1.22%	1.26%	1.25%	1.25%	1.25%	1.26%
Net investment income (loss)	0.11%	(0.03)%	(0.18)%	(0.38)%	(0.05)%	(0.19)%
Supplemental data
Portfolio turnover rate	37%	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$576,346	$870,369	$971,731	$942,596	$924,864	$127,732

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.72	$18.40	$18.75	$17.04	$17.77	$21.02
Net investment loss	(0.05)[1]	(0.11)[1]	(0.17)[1]	(0.20)[1]	(0.14)[1]	(0.18)
Net realized and unrealized gains (losses) on investments	(3.33)	(0.27)	2.36	2.74	1.97	(0.26)

Total from investment operations	(3.38)	(0.38)	2.19	2.54	1.83	(0.44)
Distributions to shareholders from
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$8.70	$14.72	$18.40	$18.75	$17.04	$17.77
Total return[2]	(28.53)%	0.17%	12.74%	15.29%	11.52%	(2.49)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.00%	2.00%	2.00%	2.02%
Net expenses	2.01%	2.01%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(0.71)%	(0.78)%	(0.94)%	(1.14)%	(0.87)%	(0.93)%
Supplemental data
Portfolio turnover rate	37%	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$3,556	$7,925	$16,541	$18,978	$22,902	$25,668

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R6		2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.39	$25.80	$25.03	$22.25	$22.20	$25.27
Net investment income	0.05 [1]	0.09 [1]	0.05 [1]	0.01	0.07 [1]	0.05
Net realized and unrealized gains (losses) on investments	(5.50)	(0.20)	3.26	3.60	2.54	(0.31)

Total from investment operations	(5.45)	(0.11)	3.31	3.61	2.61	(0.26)
Distributions to shareholders from
Net investment income	(0.08)	0.00	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)

Total distributions to shareholders	(2.72)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$14.22	$22.39	$25.80	$25.03	$22.25	$22.20
Total return[2]	(28.08)%	1.31%	14.12%	16.56%	12.91%	(1.29)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.82%	0.82%	0.80%
Net expenses	0.83%	0.83%	0.82%	0.82%	0.82%	0.80%
Net investment income	0.50%	0.40%	0.20%	0.05%	0.32%	0.28%
Supplemental data
Portfolio turnover rate	37%	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$25,944	$36,069	$36,477	$115,641	$101,436	$95,037

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.56	$25.04	$24.42	$21.78	$21.84	$24.98
Net investment income (loss)	0.02 [1]	0.03	(0.01)[1]	(0.06)[1]	0.02	(0.01)[1]
Net realized and unrealized gains (losses) on investments	(5.27)	(0.21)	3.17	3.53	2.48	(0.32)

Total from investment operations	(5.25)	(0.18)	3.16	3.47	2.50	(0.33)
Distributions to shareholders from
Net investment income	(0.03)	0.00	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)

Total distributions to shareholders	(2.67)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$13.64	$21.56	$25.04	$24.42	$21.78	$21.84
Total return[2]	(28.17)%	1.03%	13.84%	16.26%	12.59%	(1.62)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.17%	1.17%	1.12%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	0.17%	0.14%	(0.04)%	(0.27)%	0.03%	(0.03)%
Supplemental data
Portfolio turnover rate	37%	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$1,619	$3,572	$6,141	$6,336	$16,720	$18,050

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.32	$25.73	$24.97	$22.20	$22.16	$25.25
Net investment income	0.04	0.08 [1]	0.05 [1]	0.00 [1,2]	0.06 [1]	0.03
Net realized and unrealized gains (losses) on investments	(5.47)	(0.19)	3.25	3.60	2.54	(0.31)

Total from investment operations	(5.43)	(0.11)	3.30	3.60	2.60	(0.28)
Distributions to shareholders from
Net investment income	(0.08)	0.00	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)

Total distributions to shareholders	(2.72)	(3.30)	(2.54)	(0.83)	(2.56)	(2.81)
Net asset value, end of period	$14.17	$22.32	$25.73	$24.97	$22.20	$22.16
Total return[3]	(28.09)%	1.31%	14.12%	16.55%	12.88%	(1.38)%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.92%	0.92%	0.92%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.46%	0.37%	0.21%	0.02%	0.28%	0.24%
Supplemental data
Portfolio turnover rate	37%	40%	33%	35%	32%	51%
Net assets, end of period (000s omitted)	$101,240	$159,426	$172,197	$167,552	$173,175	$226,729

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Common Stock Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Common Stock Fund  |  19

Notes to financial statements (unaudited)

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $758,705,233 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$109,987,728

Gross unrealized losses	(150,273,039)

Net unrealized losses	$(40,285,311)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the

20  |  Wells Fargo Common Stock Fund

Notes to financial statements (unaudited)

highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer discretionary	$54,550,907	$0	$0	$54,550,907

Consumer staples	6,740,505	0	0	6,740,505

Financials	98,882,056	0	0	98,882,056

Health care	100,788,562	0	0	100,788,562

Industrials	136,864,253	10,190,743	0	147,054,996

Information technology	147,646,027	0	0	147,646,027

Materials	46,889,610	0	0	46,889,610

Real estate	90,119,898	0	0	90,119,898

Exchange-traded funds	6,673,082	0	0	6,673,082

Short-term investments

Investment companies	19,074,279	0	0	19,074,279

Total assets	$708,229,179	$10,190,743	$0	$718,419,922

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

Wells Fargo Common Stock Fund  |  21

Notes to financial statements (unaudited)

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class C shares, 0.83% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2020, the Fund’s expenses were capped at 0.85% for Class R6 shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $1,530 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $368,127,757 and $450,278,890, respectively.

22  |  Wells Fargo Common Stock Fund

Notes to financial statements (unaudited)

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Citigroup Global Markets Inc.	$1,092,420	$(1,092,420)	$0

Credit Suisse Securities (USA) LLC	4,596,060	(4,596,060)	0

JPMorgan Securities LLC	3,784,455	(3,784,455)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Common Stock Fund  |  23

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

24  |  Wells Fargo Common Stock Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Common Stock Fund  |  25

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Wells Fargo Common Stock Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009.

Senior Vice President of Evergreen Investment Management Company, LLC

from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Common Stock Fund  |  27

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

28  |  Wells Fargo Common Stock Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Common Stock Fund  |  29

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

30  |  Wells Fargo Common Stock Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06231 05-20

SA229/SAR229 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Discovery Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Discovery Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Discovery Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFDAX)	7-31-2007	-12.48	5.08	10.96	-7.16	6.33	11.62	1.21	1.21

Class C (WDSCX)	7-31-2007	-8.86	5.53	10.78	-7.86	5.53	10.78	1.96	1.96

Class R6 (WFDRX)[3]	6-28-2013	–	–	–	-6.76	6.78	12.09	0.78	0.78

Administrator Class (WFDDX)	4-8-2005	–	–	–	-7.10	6.42	11.74	1.13	1.13

Institutional Class (WFDSX)	8-31-2006	–	–	–	-6.87	6.68	12.02	0.88	0.88

Russell 2500TM Growth Index[4]	–	–	–	–	-14.40	3.64	10.10	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[5]

DexCom Incorporated	3.36

Booz Allen Hamilton Holding Corporation	2.33

Black Knight Incorporated	2.20

EPAM Systems Incorporated	2.04

Chipotle Mexican Grill Incorporated	1.91

Veeva Systems Incorporated Class A	1.88

Exact Sciences Corporation	1.83

Clarivate Analytics plc	1.81

MongoDB Incorporated	1.81

QTS Realty Trust Incorporated Class A	1.79

Sector distribution as of March 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.79% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, the returns for the Class R6 shares would be higher.

[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Discovery Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$876.21	$5.58	1.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01	1.19%

Class C

Actual	$1,000.00	$872.87	$9.18	1.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87	1.96%

Class R6

Actual	$1,000.00	$877.84	$3.66	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%

Administrator Class

Actual	$1,000.00	$876.59	$5.30	1.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.70	1.13%

Institutional Class

Actual	$1,000.00	$877.51	$4.13	0.88%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45	0.88%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Discovery Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.12%

Communication Services: 2.69%

Entertainment: 1.33%
Take-Two Interactive Software Incorporated †	200,800	$23,816,888

Interactive Media & Services: 1.36%
Match Group Incorporated †«	366,700	24,216,868

Consumer Discretionary: 11.98%

Diversified Consumer Services: 1.63%
Bright Horizons Family Solutions Incorporated †	285,940	29,165,880

Hotels, Restaurants & Leisure: 4.31%
Chipotle Mexican Grill Incorporated †	52,200	34,159,680
Domino’s Pizza Incorporated	91,200	29,555,184
Vail Resorts Incorporated	89,214	13,177,800

		76,892,664

Internet & Direct Marketing Retail: 3.75%
Chewy Incorporated Class A †	577,700	21,657,973
Etsy Incorporated †	355,700	13,673,108
MercadoLibre Incorporated †	64,611	31,567,642

		66,898,723

Specialty Retail: 2.29%
Burlington Stores Incorporated †	184,065	29,166,940
Carvana Company †«	212,700	11,717,643

		40,884,583

Consumer Staples: 2.16%

Food & Staples Retailing: 0.67%
US Foods Holding Corporation †	670,100	11,867,471

Food Products: 1.49%
Lamb Weston Holdings Incorporated	466,600	26,642,860

Health Care: 28.16%

Biotechnology: 7.50%
CRISPR Therapeutics AG †	202,471	8,586,795
Deciphera Pharmaceuticals Incorporated †	221,879	9,134,758
Exact Sciences Corporation †	564,500	32,741,000
Immunomedics Incorporated †	817,500	11,019,900
Natera Incorporated †	379,561	11,333,691
Sarepta Therapeutics Incorporated †	151,935	14,862,282
Turning Point Therapeutics Incorporated †	261,364	11,672,516
Twist Bioscience Corporation †	438,200	13,400,156
Zai Lab Limited ADR †	315,144	16,223,613
Zymeworks Incorporated †	135,200	4,795,544

		133,770,255

Health Care Equipment & Supplies: 11.36%
Align Technology Incorporated †	72,500	12,611,375
DexCom Incorporated †	222,600	59,939,502
Haemonetics Corporation †	255,500	25,463,130

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value

Health Care Equipment & Supplies (continued)
ICU Medical Incorporated †	155,261	$31,327,012
Insulet Corporation †	186,495	30,898,492
iRhythm Technologies Incorporated †	355,700	28,936,195
Shockwave Medical Incorporated †	408,300	13,547,394

		202,723,100

Health Care Providers & Services: 3.16%
Amedisys Incorporated †	163,500	30,008,790
HealthEquity Incorporated †	520,100	26,311,859

		56,320,649

Health Care Technology: 1.88%
Veeva Systems Incorporated Class A †	214,400	33,525,728

Life Sciences Tools & Services: 1.53%
Bio-Rad Laboratories Incorporated Class A †	78,000	27,343,680

Pharmaceuticals: 2.73%
Catalent Incorporated †	551,300	28,640,035
Elanco Animal Health Incorporated †	895,516	20,050,603

		48,690,638

Industrials: 19.54%

Aerospace & Defense: 3.87%
HEICO Corporation	219,600	16,384,356
Mercury Computer Systems Incorporated †	436,319	31,126,997
Teledyne Technologies Incorporated †	72,300	21,492,621

		69,003,974

Building Products: 1.28%
Trex Company Incorporated †	284,900	22,831,886

Commercial Services & Supplies: 7.35%
Casella Waste Systems Incorporated Class A †	816,457	31,890,810
IAA Incorporated †	697,500	20,897,100
MSA Safety Incorporated	206,624	20,910,349
Tetra Tech Incorporated	433,800	30,634,956
Waste Connections Incorporated	346,829	26,879,248

		131,212,463

Construction & Engineering: 1.07%
WillScot Corporation †	1,887,550	19,120,882

Industrial Conglomerates: 1.43%
Carlisle Companies Incorporated	204,100	25,569,648

Machinery: 0.43%
Woodward Governor Company	129,900	7,721,256

Professional Services: 1.81%
Clarivate Analytics plc †	1,557,130	32,310,448

Road & Rail: 1.13%
Saia Incorporated †	272,700	20,054,358

Trading Companies & Distributors: 1.17%
SiteOne Landscape Supply Incorporated †	283,543	20,874,436

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Discovery Fund

Portfolio of investments—March 31, 2020 (unaudited)

		Shares	Value
Information Technology: 32.80%

Communications Equipment: 1.25%
Motorola Solutions Incorporated		167,700	$22,290,684

Electronic Equipment, Instruments & Components: 1.33%
Novanta Incorporated †		296,570	23,690,012

IT Services: 16.77%
Black Knight Incorporated †		676,919	39,301,917
Booz Allen Hamilton Holding Corporation		604,800	41,513,472
Broadridge Financial Solutions Incorporated		242,500	22,996,275
EPAM Systems Incorporated †		195,879	36,366,895
Euronet Worldwide Incorporated †		202,172	17,330,184
MongoDB Incorporated †		236,600	32,305,364
Okta Incorporated †		244,800	29,929,248
Square Incorporated Class A †		248,300	13,005,954
Twilio Incorporated Class A †		292,500	26,175,825
WEX Incorporated †		188,400	19,697,220
WNS Holdings Limited ADR †		479,052	20,589,655

			299,212,009

Semiconductors & Semiconductor Equipment: 3.31%
Lattice Semiconductor Corporation †		1,112,400	19,822,968
MKS Instruments Incorporated		262,800	21,405,060
Universal Display Corporation		135,500	17,856,190

			59,084,218

Software: 9.29%
Avalara Incorporated †		410,800	30,645,680
Elastic NV †		407,500	22,742,575
Envestnet Incorporated †		336,325	18,087,559
Fair Isaac Corporation †		87,100	26,799,799
Five9 Incorporated †		245,135	18,743,022
Globant SA †		228,062	20,042,089
Zendesk Incorporated †		447,000	28,612,470

			165,673,194

Technology Hardware, Storage & Peripherals: 0.85%
NCR Corporation †		859,483	15,212,849

Real Estate: 1.79%

Equity REITs: 1.79%
QTS Realty Trust Incorporated Class A		551,300	31,980,912

Total Common Stocks (Cost $1,526,887,531)			1,768,603,216

	Yield
Short-Term Investments: 2.93%

Investment Companies: 2.93%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	24,323,209	24,325,641
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35	27,921,771	27,921,771

Total Short-Term Investments (Cost $52,247,258)			52,247,412

Total investments in securities (Cost $1,579,134,789)	102.05%	1,820,850,628

Other assets and liabilities, net	(2.05)	(36,574,328)

Total net assets	100.00%	$1,784,276,300

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	125,444,271	328,163,161	(429,284,223)	24,323,209	$(2,883)	$(142)	$673,021	#	$24,325,641
Wells Fargo Government Money Market Fund Select Class	34,896,690	360,397,945	(367,372,864)	27,921,771	0	0	213,774		27,921,771

					$(2,883)	$(142)	$886,795		$52,247,412	2.93%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Discovery Fund

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $23,771,167 of securities loaned), at value (cost $1,526,887,531)	$1,768,603,216
Investments in affiliated securities, at value (cost $52,247,258)	52,247,412
Receivable for investments sold	24,474,851
Receivable for Fund shares sold	2,923,963
Receivable for dividends	685,968
Receivable for securities lending income, net	96,761

Total assets	1,849,032,171

Liabilities
Payable upon receipt of securities loaned	24,330,495
Payable for investments purchased	31,566,324
Payable for Fund shares redeemed	6,787,211
Management fee payable	1,164,362
Administration fees payable	213,065
Distribution fee payable	14,371
Trustees’ fees and expenses payable	4,311
Accrued expenses and other liabilities	675,732

Total liabilities	64,755,871

Total net assets	$1,784,276,300

Net assets consist of
Paid-in capital	$1,536,904,061
Total distributable earnings	247,372,239

Total net assets	$1,784,276,300

Computation of net asset value and offering price per share
Net assets – Class A	$506,281,153
Shares outstanding – Class A1	19,889,653
Net asset value per share – Class A	$25.45
Maximum offering price per share – Class A2	$27.00
Net assets – Class C	$21,346,076
Shares outstanding – Class C1	1,015,662
Net asset value per share – Class C	$21.02
Net assets – Class R6	$354,599,868
Shares outstanding – Class R6[1]	12,399,603
Net asset value per share – Class R6	$28.60
Net assets – Administrator Class	$258,118,677
Shares outstanding – Administrator Class[1]	9,699,082
Net asset value per share – Administrator Class	$26.61
Net assets – Institutional Class	$643,930,526
Shares outstanding – Institutional Class[1]	22,711,600
Net asset value per share – Institutional Class	$28.35

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  11

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $30,120)	$3,562,917
Securities lending income from affiliates, net	721,475
Income from affiliated securities	213,774

Total investment income	4,498,166

Expenses
Management fee	8,302,274
Administration fees
Class A	664,028
Class C	29,440
Class R6	64,385
Administrator Class	214,316
Institutional Class	556,721
Shareholder servicing fees
Class A	790,503
Class C	35,046
Administrator Class	412,075
Distribution fee
Class C	104,912
Custody and accounting fees	77,211
Professional fees	22,520
Registration fees	30,082
Shareholder report expenses	97,173
Trustees’ fees and expenses	11,029
Interest expense	3,081
Other fees and expenses	26,513

Total expenses	11,441,309
Less: Fee waivers and/or expense reimbursements
Fund-level	(46,321)
Class A	(36,211)

Net expenses	11,358,777

Net investment loss	(6,860,611)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	60,310,046
Affiliated securities	(2,883)

Net realized gains on investments	60,307,163

Net change in unrealized gains (losses) on
Unaffiliated securities	(304,443,352)
Affiiliated securities	(142)

Net change in unrealized gains (losses) on investments	(304,443,494)

Net realized and unrealized gains (losses) on investments	(244,136,331)

Net decrease in net assets resulting from operations	$(250,996,942)

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Discovery Fund

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment loss		$(6,860,611)		$(13,725,416)
Net realized gains on investments		60,307,163		288,857,556
Net change in unrealized gains (losses) on investments		(304,443,494)		(222,176,352)

Net increase (decrease) in net assets resulting from operations		(250,996,942)		52,955,788

Distributions to shareholders from net investment income and realized gains
Class A		(80,675,264)		(88,695,435)
Class C		(4,218,619)		(5,933,378)
Class R6		(47,628,599)		(63,357,174)
Administrator Class		(40,537,083)		(44,501,716)
Institutional Class		(104,185,623)		(163,733,298)

Total distributions to shareholders		(277,245,188)		(366,221,001)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	977,109	30,791,621	1,673,589	53,100,356
Class C	66,736	1,688,041	124,395	3,331,641
Class R6	2,319,621	81,309,730	3,358,382	119,049,338
Administrator Class	1,022,188	29,496,740	1,093,053	36,588,024
Institutional Class	3,747,465	129,413,985	7,459,402	263,872,998

		272,700,117		475,942,357

Reinvestment of distributions
Class A	2,585,318	78,180,006	3,194,495	86,155,536
Class C	155,290	3,886,910	234,117	5,403,420
Class R6	1,396,303	47,376,552	2,119,233	62,983,596
Administrator Class	1,269,437	40,126,892	1,575,742	44,136,530
Institutional Class	2,676,859	90,076,315	5,074,483	149,849,493

		259,646,675		348,528,575

Payment for shares redeemed
Class A	(2,545,309)	(76,960,636)	(3,794,967)	(119,681,413)
Class C	(302,154)	(7,939,737)	(483,874)	(12,595,548)
Class R6	(2,350,634)	(79,330,236)	(7,308,955)	(259,235,727)
Administrator Class	(2,253,340)	(68,991,314)	(1,998,197)	(66,501,847)
Institutional Class	(13,766,934)	(481,236,379)	(15,416,303)	(512,299,731)

		(714,458,302)		(970,314,266)

Net decrease in net assets resulting from capital share transactions		(182,111,510)		(145,843,334)

Total decrease in net assets		(710,353,640)		(459,108,547)

Net assets
Beginning of period		2,494,629,940		2,953,738,487

End of period		$1,784,276,300		$2,494,629,940

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.24	$38.03	$36.47	$29.94	$30.48	$32.35
Net investment loss	(0.13)[1]	(0.26)	(0.26)	(0.23)	(0.18)[1]	(0.24)
Net realized and unrealized gains (losses) on investments	(3.31)	0.53	7.85	7.17	2.23	0.96

Total from investment operations	(3.44)	0.27	7.59	6.94	2.05	0.72
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$25.45	$33.24	$38.03	$36.47	$29.94	$30.48
Total return[2]	(12.38)%	3.81%	23.86%	23.42%	7.33%	2.09%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.20%	1.21%	1.20%	1.23%
Net expenses	1.19%	1.20%	1.20%	1.21%	1.20%	1.21%
Net investment loss	(0.80)%	(0.77)%	(0.69)%	(0.70)%	(0.64)%	(0.64)%
Supplemental data
Portfolio turnover rate	27%	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$506,281	$627,336	$676,930	$607,318	$641,786	$294,661

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Discovery Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$28.27	$33.46	$32.99	$27.32	$28.24	$30.37
Net investment loss	(0.21)[1]	(0.41)[1]	(0.46)	(0.42)[1]	(0.37)[1]	(0.43)[1]
Net realized and unrealized gains (losses) on investments	(2.69)	0.28	6.96	6.50	2.04	0.89

Total from investment operations	(2.90)	(0.13)	6.50	6.08	1.67	0.46
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$21.02	$28.27	$33.46	$32.99	$27.32	$28.24
Total return[2]	(12.71)%	3.01%	22.94%	22.51%	6.51%	1.35%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.95%	1.96%	1.95%	1.98%
Net expenses	1.96%	1.95%	1.95%	1.96%	1.95%	1.96%
Net investment loss	(1.57)%	(1.51)%	(1.45)%	(1.45)%	(1.41)%	(1.39)%
Supplemental data
Portfolio turnover rate	27%	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$21,346	$30,982	$40,860	$40,070	$49,538	$66,772

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R6		2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.76	$41.26	$38.93	$31.80	$32.08	$33.78
Net investment loss	(0.07)[1]	(0.12)[1]	(0.10)[1]	(0.08)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	(3.74)	0.68	8.46	7.62	2.38	0.96

Total from investment operations	(3.81)	0.56	8.36	7.54	2.31	0.89
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$28.60	$36.76	$41.26	$38.93	$31.80	$32.08
Total return[2]	(12.22)%	4.26%	24.39%	23.98%	7.77%	2.53%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.77%	0.78%	0.78%	0.77%	0.76%
Net expenses	0.78%	0.77%	0.78%	0.78%	0.77%	0.76%
Net investment loss	(0.39)%	(0.33)%	(0.26)%	(0.27)%	(0.22)%	(0.21)%
Supplemental data
Portfolio turnover rate	27%	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$354,600	$405,610	$530,879	$351,268	$300,118	$273,941

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Discovery Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$34.55	$39.27	$37.44	$30.70	$31.17	$32.99
Net investment loss	(0.12)	(0.23)[1]	(0.23)	(0.20)[1]	(0.17)[1]	(0.20)
Net realized and unrealized gains (losses) on investments	(3.47)	0.57	8.09	7.35	2.29	0.97

Total from investment operations	(3.59)	0.34	7.86	7.15	2.12	0.77
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$26.61	$34.55	$39.27	$37.44	$30.70	$31.17
Total return[2]	(12.34)%	3.88%	23.97%	23.52%	7.40%	2.24%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.12%	1.13%	1.12%	1.09%
Net expenses	1.13%	1.13%	1.12%	1.13%	1.12%	1.09%
Net investment loss	(0.74)%	(0.70)%	(0.62)%	(0.62)%	(0.58)%	(0.52)%
Supplemental data
Portfolio turnover rate	27%	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$258,119	$333,814	$353,042	$335,898	$400,997	$575,568

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.50	$41.05	$38.79	$31.72	$32.04	$33.76
Net investment loss	(0.09)[1]	(0.15)[1]	(0.18)	(0.13)[1]	(0.10)	(0.09)
Net realized and unrealized gains (losses) on investments	(3.71)	0.66	8.47	7.61	2.37	0.96

Total from investment operations	(3.80)	0.51	8.29	7.48	2.27	0.87
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)	(2.59)
Net asset value, end of period	$28.35	$36.50	$41.05	$38.79	$31.72	$32.04
Total return[2]	(12.25)%	4.15%	24.25%	23.88%	7.68%	2.47%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.87%	0.88%	0.87%	0.82%
Net expenses	0.88%	0.87%	0.87%	0.88%	0.87%	0.82%
Net investment loss	(0.48)%	(0.42)%	(0.36)%	(0.37)%	(0.32)%	(0.26)%
Supplemental data
Portfolio turnover rate	27%	71%	67%	73%	78%	87%
Net assets, end of period (000s omitted)	$643,931	$1,096,888	$1,352,027	$1,157,148	$1,316,107	$1,436,125

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Discovery Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Wells Fargo Discovery Fund  |  19

Notes to financial statements (unaudited)

securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,571,953,986 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$369,844,632

Gross unrealized losses	(120,947,990)

Net unrealized gains	$248,896,642

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20  |  Wells Fargo Discovery Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$48,033,756	$0	$0	$48,033,756

Communication discretionary	213,841,850	0	0	213,841,850

Consumer staples	38,510,331	0	0	38,510,331

Health care	502,374,050	0	0	502,374,050

Industrials	348,699,351	0	0	348,699,351

Information technology	585,162,966	0	0	585,162,966

Real estate	31,980,912	0	0	31,980,912

Short-term investments		0	0

Investment companies	52,247,412	0	0	52,247,412

Total assets	$1,820,850,628	$0	$0	$1,820,850,628

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Wells Fargo Discovery Fund  |  21

Notes to financial statements (unaudited)

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.79% for Class R6 shares, 1.14% for Administrator Class shares, and 0.89% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2020, the Fund’s expenses were capped at 0.84% for Class R6 shares and 1.15% for Administrator Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $4,689 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $603,176,572 and $752,952,632, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

22  |  Wells Fargo Discovery Fund

Notes to financial statements (unaudited)

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$1,000,050	$(1,000,050)	$0

Citigroup Global Markets Inc.	41,904	(41,904)	0

JPMorgan Securities LLC	1,406,737	(1,406,737)	0

Morgan Stanley & Co. LLC	19,646,316	(19,646,316)	0

Scotia Capital (USA) Inc.	1,676,160	(1,676,160)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the six months ended March 31, 2020, the Fund had average borrowings outstanding of $107,352 (on an annualized basis) at an average rate of 2.87% and paid interest in the amount of $3,081.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology and health care sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REDEMPTIONS IN-KIND

During the six months ended March 31, 2020, the Fund redeemed assets through in-kind redemptions for shareholders in Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of each redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses), the shareholder class and the percentage of the Fund redeemed by the shareholder was as follows:

Date	Value of securities issued	Cash	Realized gains (losses)	% of the Fund

10-2-2019	$102,113,126	$2,769,688	$(1,236,201)	4.32%

12-20-2019	32,614,848	412,769	5,934,047	1.39

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The

Wells Fargo Discovery Fund  |  23

Notes to financial statements (unaudited)

amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

24  |  Wells Fargo Discovery Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Discovery Fund  |  25

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26  |  Wells Fargo Discovery Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Discovery Fund  |  27

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

28  |  Wells Fargo Discovery Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Discovery Fund  |  29

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

30  |  Wells Fargo Discovery Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Discovery Fund  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06262 05-20

SA230/SAR230 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo Enterprise Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Enterprise Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Enterprise Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Enterprise Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SENAX)	2-24-2000	-10.68	5.14	9.84	-5.22	6.39	10.49	1.25	1.18

Class C (WENCX)	3-31-2008	-6.95	5.59	9.67	-5.95	5.59	9.67	2.00	1.93

Class R6 (WENRX)[3]	10-31-2014	–	–	–	-4.88	6.79	10.90	0.82	0.80

Administrator Class (SEPKX)	8-30-2002	–	–	–	-5.16	6.50	10.60	1.17	1.10

Institutional Class (WFEIX)	6-30-2003	–	–	–	-4.94	6.74	10.87	0.92	0.85

Russell Midcap® Growth Index[4]	–	–	–	–	-9.45	5.61	10.89	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[5]

Fiserv Incorporated	3.59

Advanced Micro Devices Incorporated	3.01

Global Payments Incorporated	2.76

DexCom Incorporated	2.75

Veeva Systems Incorporated Class A	2.66

Waste Connections Incorporated	2.59

Chipotle Mexican Grill Incorporated	2.37

Centene Corporation	2.35

Cadence Design Systems Incorporated	2.24

Booz Allen Hamilton Holding Corporation	2.17

Sector distribution as of March 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.80% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Enterprise Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$881.77	$5.41	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Class C

Actual	$1,000.00	$878.26	$9.06	1.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72	1.93%

Class R6

Actual	$1,000.00	$883.23	$3.77	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04	0.80%

Administrator Class

Actual	$1,000.00	$882.13	$5.18	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%

Institutional Class

Actual	$1,000.00	$883.03	$4.00	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Enterprise Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.19%

Communication Services: 4.29%

Entertainment: 2.83%
Nintendo Company Limited ADR	210,500	$10,162,940
Take-Two Interactive Software Incorporated †	66,700	7,911,287

		18,074,227

Interactive Media & Services: 1.46%
Match Group Incorporated †«	141,600	9,351,264

Consumer Discretionary: 14.80%

Auto Components: 0.78%
Aptiv plc	100,785	4,962,653

Automobiles: 1.22%
Ferrari NV	51,100	7,796,327

Diversified Consumer Services: 1.11%
Bright Horizons Family Solutions Incorporated †	69,800	7,119,600

Hotels, Restaurants & Leisure: 4.40%
Chipotle Mexican Grill Incorporated †	23,200	15,182,080
Domino’s Pizza Incorporated	27,100	8,782,297
Vail Resorts Incorporated	28,155	4,158,775

		28,123,152

Internet & Direct Marketing Retail: 3.01%
Chewy Incorporated Class A †	204,300	7,659,207
MercadoLibre Incorporated †	23,784	11,620,387

		19,279,594

Specialty Retail: 2.39%
Burlington Stores Incorporated †	68,900	10,917,894
Carvana Company †«	79,500	4,379,655

		15,297,549

Textiles, Apparel & Luxury Goods: 1.89%
lululemon athletica Incorporated †	63,800	12,093,290

Consumer Staples: 1.36%

Food Products: 1.36%
Lamb Weston Holdings Incorporated	152,000	8,679,200

Financials: 1.54%

Capital Markets: 1.54%
Intercontinental Exchange Incorporated	122,325	9,877,744

Health Care: 18.29%

Biotechnology: 2.33%
Exact Sciences Corporation †	174,000	10,092,000
Sarepta Therapeutics Incorporated †	49,500	4,842,090

		14,934,090

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Health Care Equipment & Supplies: 7.15%
Alcon Incorporated †	158,500	$8,054,970
Align Technology Incorporated †	58,300	10,141,285
DexCom Incorporated †	65,400	17,610,258
Insulet Corporation †	59,800	9,907,664

		45,714,177

Health Care Providers & Services: 3.54%
Centene Corporation †	252,500	15,001,025
HealthEquity Incorporated †	150,600	7,618,854

		22,619,879

Health Care Technology: 2.65%
Veeva Systems Incorporated Class A †	108,600	16,981,782

Life Sciences Tools & Services: 1.52%
Bio-Rad Laboratories Incorporated Class A †	27,800	9,745,568

Pharmaceuticals: 1.10%
Elanco Animal Health Incorporated †	312,818	7,003,995

Industrials: 15.19%

Aerospace & Defense: 4.06%
HEICO Corporation	94,600	7,058,106
L3Harris Technologies	64,200	11,563,704
Teledyne Technologies Incorporated †	24,700	7,342,569

		25,964,379

Commercial Services & Supplies: 5.26%
Cintas Corporation	61,800	10,704,996
IAA Incorporated †	212,000	6,351,520
Waste Connections Incorporated	213,739	16,564,773

		33,621,289

Construction & Engineering: 1.06%
Jacobs Engineering Group Incorporated	85,500	6,777,585

Machinery: 0.37%
Woodward Governor Company	39,800	2,365,712

Professional Services: 3.38%
Clarivate Analytics plc †	500,370	10,382,678
IHS Markit Limited	187,500	11,250,000

		21,632,678

Road & Rail: 1.06%
Saia Incorporated †	91,900	6,758,326

Information Technology: 39.50%

Communications Equipment: 1.98%
Motorola Solutions Incorporated	95,100	12,640,692

Electronic Equipment, Instruments & Components: 1.25%
Zebra Technologies Corporation Class A †	43,500	7,986,600

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Enterprise Fund

Portfolio of investments—March 31, 2020 (unaudited)

		Shares	Value
IT Services: 21.45%
Black Knight Incorporated †		210,500	$12,221,630
Booz Allen Hamilton Holding Corporation		202,300	13,885,872
Broadridge Financial Solutions Incorporated		93,000	8,819,190
EPAM Systems Incorporated †		67,254	12,486,378
Fiserv Incorporated †		241,813	22,969,817
FleetCor Technologies Incorporated †		42,200	7,871,988
Global Payments Incorporated		122,181	17,622,166
MongoDB Incorporated †		59,000	8,055,860
Shopify Incorporated Class A †		14,200	5,920,406
Square Incorporated Class A †		205,200	10,748,376
Twilio Incorporated Class A †		119,700	10,711,953
WEX Incorporated †		56,500	5,907,075

			137,220,711

Semiconductors & Semiconductor Equipment: 5.47%
Advanced Micro Devices Incorporated †		423,100	19,242,587
Micron Technology Incorporated †		237,600	9,993,456
Universal Display Corporation		43,900	5,785,142

			35,021,185

Software: 9.35%
Atlassian Corporation plc Class A †		81,100	11,131,786
Autodesk Incorporated †		57,600	8,991,360
Cadence Design Systems Incorporated †		217,400	14,357,096
ServiceNow Incorporated †		46,250	13,254,325
Zoom Video Communications Incorporated †«		82,400	12,040,288

			59,774,855

Materials: 4.22%

Chemicals: 2.57%
Air Products & Chemicals Incorporated		40,800	8,144,087
The Sherwin-Williams Company		18,100	8,317,312

			16,461,399

Construction Materials: 1.65%
Vulcan Materials Company		97,700	10,558,439

Total Common Stocks (Cost $512,249,358)			634,437,941

	Yield
Short-Term Investments: 2.86%

Investment Companies: 2.86%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	13,523,616	13,524,969
Wells Fargo Government Money Market Fund Select Class (I)(u)	0.35	4,741,106	4,741,106

Total Short-Term Investments (Cost $18,266,122)			18,266,075

Total investments in securities (Cost $530,515,480)	102.05%	652,704,016

Other assets and liabilities, net	(2.05)	(13,118,921)

Total net assets	100.00%	$639,585,095

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	25,578,810	191,871,372	(203,926,566)	13,523,616	$(3,857)	$(47)	$220,458	#	$13,524,969
Wells Fargo Government Money Market Fund Select Class	2,635,132	81,562,137	(79,456,163)	4,741,106	0	0	40,094		4,741,106

					$(3,857)	$(47)	$260,552		$18,266,075	2.86%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Enterprise Fund

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $13,247,564 of securities loaned), at value (cost $512,249,358)	$634,437,941
Investments in affiliated securities, at value (cost $18,266,122)	18,266,075
Receivable for investments sold	3,445,498
Receivable for Fund shares sold	1,333,208
Receivable for dividends	282,887
Receivable for securities lending income, net	45,998

Total assets	657,811,607

Liabilities
Payable upon receipt of securities loaned	13,528,070
Payable for investments purchased	3,594,770
Management fee payable	378,972
Payable for Fund shares redeemed	276,729
Administration fees payable	107,259
Distribution fee payable	1,172
Trustees’ fees and expenses payable	3,847
Accrued expenses and other liabilities	335,693

Total liabilities	18,226,512

Total net assets	$639,585,095

Net assets consist of
Paid-in capital	$523,543,317
Total distributable earnings	116,041,778

Total net assets	$639,585,095

Computation of net asset value and offering price per share
Net assets – Class A	$540,043,951
Shares outstanding – Class A1	13,086,329
Net asset value per share – Class A	$41.27
Maximum offering price per share – Class A2	$43.79
Net assets – Class C	$1,782,452
Shares outstanding – Class C1	51,060
Net asset value per share – Class C	$34.91
Net assets – Class R6	$45,309,007
Shares outstanding – Class R6[1]	968,323
Net asset value per share – Class R6	$46.79
Net assets – Administrator Class	$2,816,063
Shares outstanding – Administrator Class[1]	63,948
Net asset value per share – Administrator Class	$44.04
Net assets – Institutional Class	$49,633,622
Shares outstanding – Institutional Class[1]	1,064,637
Net asset value per share – Institutional Class	$46.62

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  11

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $28,267)	$1,603,042
Securities lending income from affiliates, net	194,758
Income from affiliated securities	40,094

Total investment income	1,837,894

Expenses
Management fee	2,853,795
Administration fees
Class A	686,151
Class C	2,337
Class R6	8,117
Administrator Class	2,508
Institutional Class	36,617
Shareholder servicing fees
Class A	816,844
Class C	2,782
Administrator Class	4,818
Distribution fee
Class C	8,329
Custody and accounting fees	31,427
Professional fees	21,193
Registration fees	53,786
Shareholder report expenses	40,110
Trustees’ fees and expenses	11,029
Other fees and expenses	7,174

Total expenses	4,587,017
Less: Fee waivers and/or expense reimbursements
Fund-level	(160,689)
Class A	(146,710)
Class C	(351)
Administrator Class	(608)
Institutional Class	(9,185)

Net expenses	4,269,474

Net investment loss	(2,431,580)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	8,408,297
Affiliated securities	(3,857)

Net realized gains on investments	8,404,440

Net change in unrealized gains (losses) on
Unaffiliated securities	(91,194,766)
Affiliated securities	(47)

Net change in unrealized gains (losses) on investments	(91,194,813)

Net realized and unrealized gains (losses) on investments	(82,790,373)

Net decrease in net assets resulting from operations	$(85,221,953)

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Enterprise Fund

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment loss		$(2,431,580)		$(3,924,916)
Net realized gains on investments		8,404,440		40,830,879
Net change in unrealized gains (losses) on investments		(91,194,813)		16,452,262

Net increase (decrease) in net assets resulting from operations		(85,221,953)		53,358,224

Distributions to shareholders from net investment income and net realized gains
Class A		(41,991,432)		(70,134,961)
Class C		(169,192)		(816,461)
Class R6		(3,065,210)		(4,758,790)
Administrator Class		(233,637)		(354,535)
Institutional Class		(3,042,253)		(4,789,875)

Total distributions to shareholders		(48,501,724)		(80,854,622)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	128,978	6,425,905	314,721	14,539,690
Class C	7,424	321,041	6,455	248,651
Class R6	53,245	3,015,964	95,098	5,042,506
Administrator Class	12,105	646,768	7,854	408,606
Institutional Class	328,698	17,849,044	329,158	17,257,242

		28,258,722		37,496,695

Reinvestment of distributions
Class A	824,198	40,006,548	1,674,293	66,553,135
Class C	4,042	166,374	23,541	808,616
Class R6	54,701	3,007,434	106,814	4,755,337
Administrator Class	4,402	228,012	8,166	344,706
Institutional Class	52,410	2,871,023	102,726	4,559,989

		46,279,391		77,021,783

Payment for shares redeemed
Class A	(854,855)	(41,810,450)	(1,374,541)	(63,202,802)
Class C	(18,949)	(817,993)	(134,665)	(5,157,166)
Class R6	(79,733)	(4,233,299)	(88,918)	(4,650,355)
Administrator Class	(21,996)	(1,116,448)	(12,643)	(610,976)
Institutional Class	(250,906)	(13,635,999)	(327,960)	(16,479,135)

		(61,614,189)		(90,100,434)

Net increase in net assets resulting from capital share transactions		12,923,924		24,418,044

Total decrease in net assets		(120,799,753)		(3,078,354)

Net assets
Beginning of period		760,384,848		763,463,202

End of period		$639,585,095		$760,384,848

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$49.98	$52.96	$48.80	$41.94	$41.90	$47.93
Net investment loss	(0.17)	(0.29)	(0.31)	(0.25)	(0.21)[1]	(0.29)
Net realized and unrealized gains (losses) on investments	(5.25)	3.05	9.66	8.94	3.61	0.18

Total from investment operations	(5.42)	2.76	9.35	8.69	3.40	(0.11)
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$41.27	$49.98	$52.96	$48.80	$41.94	$41.90
Total return[2]	(11.82)%	8.00%	20.83%	21.55%	8.63%	(0.67)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	1.25%	1.26%	1.26%	1.29%
Net expenses	1.15%	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment loss	(0.68)%	(0.59)%	(0.61)%	(0.55)%	(0.52)%	(0.60)%
Supplemental data
Portfolio turnover rate	29%	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$540,044	$649,106	$655,338	$591,002	$542,077	$370,743

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Enterprise Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$42.93	$46.74	$43.95	$38.23	$38.75	$45.07
Net investment loss	(0.31)[1]	(0.52)[1]	(0.60)[1]	(0.85)	(0.47)[1]	(0.59)[1]
Net realized and unrealized gains (losses) on investments	(4.42)	2.45	8.58	8.40	3.31	0.19

Total from investment operations	(4.73)	1.93	7.98	7.55	2.84	(0.40)
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$34.91	$42.93	$46.74	$43.95	$38.23	$38.75
Total return[2]	(12.17)%	7.20%	19.93%	20.66%	7.80%	(1.41)%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.00%	2.00%	2.01%	2.01%	2.04%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.45)%	(1.29)%	(1.37)%	(1.13)%	(1.28)%	(1.36)%
Supplemental data
Portfolio turnover rate	29%	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$1,782	$2,513	$7,629	$8,898	$9,181	$9,399

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R6		2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$56.15	$58.47	$53.17	$45.37	$44.89	$52.65
Net investment loss	(0.09)[2]	(0.11)[2]	(0.13)[2]	(0.08)	(0.06)[2]	(0.08)
Net realized and unrealized gains (losses) on investments	(5.98)	3.53	10.62	9.71	3.90	(1.76)

Total from investment operations	(6.07)	3.42	10.49	9.63	3.84	(1.84)
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$46.79	$56.15	$58.47	$53.17	$45.37	$44.89
Total return[3]	(11.68)%	8.41%	21.30%	22.01%	9.06%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.82%	0.83%	0.81%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.32)%	(0.21)%	(0.23)%	(0.17)%	(0.14)%	(0.19)%
Supplemental data
Portfolio turnover rate	29%	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$45,309	$52,783	$48,363	$35,923	$29,861	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to April 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Enterprise Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$53.10	$55.82	$51.12	$43.81	$43.58	$49.54
Net investment loss	(0.17)[1]	(0.25)[1]	(0.28)[1]	(0.20)[1]	(0.18)[1]	(0.23)[1]
Net realized and unrealized gains (losses) on investments	(5.60)	3.27	10.17	9.34	3.77	0.19

Total from investment operations	(5.77)	3.02	9.89	9.14	3.59	(0.04)
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$44.04	$53.10	$55.82	$51.12	$43.81	$43.58
Total return[2]	(11.79)%	8.06%	20.95%	21.66%	8.74%	(0.46)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.16%	1.18%	1.15%	1.09%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.07%	1.07%
Net investment loss	(0.63)%	(0.51)%	(0.53)%	(0.44)%	(0.41)%	(0.47)%
Supplemental data
Portfolio turnover rate	29%	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$2,816	$3,687	$3,687	$3,705	$4,693	$3,542

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$55.97	$58.33	$53.08	$45.32	$44.87	$50.77
Net investment loss	(0.10)[1]	(0.14)[1]	(0.15)[1]	(0.09)[1]	(0.09)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	(5.96)	3.52	10.59	9.68	3.90	0.15

Total from investment operations	(6.06)	3.38	10.44	9.59	3.81	0.02
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$46.62	$55.97	$58.33	$53.08	$45.32	$44.87
Total return[2]	(11.70)%	8.36%	21.24%	21.97%	8.97%	(0.32)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.92%	0.93%	0.93%	0.88%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.38)%	(0.26)%	(0.29)%	(0.19)%	(0.21)%	(0.27)%
Supplemental data
Portfolio turnover rate	29%	50%	62%	75%	99%	101%
Net assets, end of period (000s omitted)	$49,634	$52,296	$48,446	$54,877	$61,563	$87,279

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Enterprise Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Enterprise Fund  |  19

Notes to financial statements (unaudited)

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $530,193,061 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$161,671,817

Gross unrealized losses	(39,160,862)

Net unrealized gains	$122,510,955

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20  |  Wells Fargo Enterprise Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$27,425,491	$0	$0	$27,425,491

Consumer discretionary	94,672,165	0	0	94,672,165

Consumer staple	8,679,200	0	0	8,679,200

Financials	9,877,744	0	0	9,877,744

Health care	116,999,491	0	0	116,999,491

Industrials	97,119,969	0	0	97,119,969

Information technology	252,644,043	0	0	252,644,043

Materials	27,019,838	0	0	27,019,838

Short-term investments

Investment companies	18,266,075	0	0	18,266,075

Total assets	$652,704,016	$0	$0	$652,704,016

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Wells Fargo Enterprise Fund  |  21

Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $2,756 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $219,775,150 and $257,152,535, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

22  |  Wells Fargo Enterprise Fund

Notes to financial statements (unaudited)

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$330,200	$(330,200)	$0

Barclays Capital Inc.	488,696	(488,696)	0

Citigroup Global Markets Inc.	8,458,499	(8,458,499)	0

JPMorgan Securities LLC	3,303,321	(3,303,321)	0

Morgan Stanley & Co. LLC	462,280	(462,280)	0

Scotia Capital Inc.	204,568	(204,568)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Enterprise Fund  |  23

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

24  |  Wells Fargo Enterprise Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Enterprise Fund  |  25

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Wells Fargo Enterprise Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Enterprise Fund  |  27

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

28  |  Wells Fargo Enterprise Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Enterprise Fund  |  29

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

30  |  Wells Fargo Enterprise Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06263 05-20

SA231/SAR231 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Opportunity Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Opportunity Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kurt Gunderson †

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SOPVX)	2-24-2000	-15.75	2.44	7.21	-10.61	3.66	7.85	1.21	1.18

Class C (WFOPX)	3-31-2008	-12.33	2.88	7.04	-11.33	2.88	7.04	1.96	1.93

Administrator Class (WOFDX)	8-30-2002	–	–	–	-10.45	3.87	8.08	1.13	1.00

Institutional Class (WOFNX)[3]	7-30-2010	–	–	–	-10.25	4.12	8.34	0.88	0.75

Russell 3000® Index[4]	–	–	–	–	-9.13	5.77	10.15	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[5]

Alphabet Incorporated Class C	4.40

Apple Incorporated	3.23

Amazon.com Incorporated	3.21

Salesforce.com Incorporated	2.87

MasterCard Incorporated Class A	2.67

Texas Instruments Incorporated	2.58

Facebook Incorporated Class A	2.53

Equinix Incorporated	2.52

Novartis AG ADR	2.52

Bio-Rad Laboratories Incorporated Class A	2.46

Sector distribution as of March 31, 2020[6]

†	Mr. Gunderson became a portfolio manager of the Fund on February 1, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Opportunity Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$838.63	$5.29	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Class C

Actual	$1,000.00	$835.34	$8.81	1.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.40	$9.67	1.92%

Administrator Class

Actual	$1,000.00	$839.53	$4.41	0.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85	0.96%

Institutional Class

Actual	$1,000.00	$840.40	$3.45	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Opportunity Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.66%

Communication Services: 8.63%

Interactive Media & Services: 6.93%
Alphabet Incorporated Class C †	51,238	$59,580,057
Facebook Incorporated Class A †	205,362	34,254,382

		93,834,439

Media: 1.70%
Comcast Corporation Class A	670,966	23,067,811

Consumer Discretionary: 7.88%

Automobiles: 1.46%
General Motors Company	955,362	19,852,422

Hotels, Restaurants & Leisure: 0.96%
Starbucks Corporation	197,351	12,973,855

Internet & Direct Marketing Retail: 3.21%
Amazon.com Incorporated †	22,306	43,490,454

Multiline Retail: 1.26%
Dollar General Corporation	113,065	17,073,946

Specialty Retail: 0.99%
Ulta Beauty Incorporated †	76,440	13,430,508

Consumer Staples: 1.23%

Household Products: 1.23%
Church & Dwight Company Incorporated	259,609	16,661,706

Energy: 1.02%

Oil, Gas & Consumable Fuels: 1.02%
BP plc	567,391	13,838,666

Financials: 12.83%

Banks: 2.14%
PNC Financial Services Group Incorporated	161,214	15,431,404
Webster Financial Corporation	591,488	13,545,075

		28,976,479

Capital Markets: 5.53%
CME Group Incorporated	98,489	17,029,733
Intercontinental Exchange Incorporated	345,800	27,923,350
S&P Global Incorporated	122,683	30,063,469

		75,016,552

Insurance: 5.16%
Chubb Limited	219,385	24,503,111
Marsh & McLennan Companies Incorporated	271,939	23,511,846
Willis Towers Watson plc	128,918	21,896,722

		69,911,679

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Health Care: 18.52%

Biotechnology: 1.06%
Alexion Pharmaceuticals Incorporated †	159,883	$14,355,895

Health Care Equipment & Supplies: 5.21%
Boston Scientific Corporation †	508,355	16,587,624
LivaNova plc †	558,592	25,276,288
Medtronic plc	318,781	28,747,671

		70,611,583

Health Care Providers & Services: 2.78%
Cigna Corporation	113,494	20,108,867
UnitedHealth Group Incorporated	70,425	17,562,587

		37,671,454

Life Sciences Tools & Services: 6.15%
Agilent Technologies Incorporated	317,587	22,745,581
Bio-Rad Laboratories Incorporated Class A †	95,070	33,327,739
Thermo Fisher Scientific Incorporated	96,155	27,269,558

		83,342,878

Pharmaceuticals: 3.32%
Mylan NV †	729,609	10,878,470
Novartis AG ADR	413,842	34,121,273

		44,999,743

Industrials: 13.39%

Aerospace & Defense: 3.81%
Hexcel Corporation	483,646	17,986,795
MTU Aero Engines AG	129,633	18,744,506
Safran SA	168,292	14,910,178

		51,641,479

Building Products: 1.65%
Armstrong World Industries Incorporated	281,361	22,345,691

Commercial Services & Supplies: 1.35%
Republic Services Incorporated	244,333	18,339,635

Industrial Conglomerates: 1.36%
Carlisle Companies Incorporated	147,270	18,449,986

Machinery: 3.88%
Fortive Corporation	466,833	25,764,513
ITT Incorporated	379,844	17,229,724
SPX Corporation †	293,090	9,566,458

		52,560,695

Trading Companies & Distributors: 1.34%
United Rentals Incorporated †	176,392	18,150,737

Information Technology: 23.77%

Electronic Equipment, Instruments & Components: 1.57%
Amphenol Corporation Class A	292,135	21,290,799

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Opportunity Fund

Portfolio of investments—March 31, 2020 (unaudited)

		Shares	Value
IT Services: 4.23%
Fidelity National Information Services Incorporated		173,886	$21,151,493
MasterCard Incorporated Class A		149,881	36,205,254

			57,356,747

Semiconductors & Semiconductor Equipment: 4.36%
Marvell Technology Group Limited		1,063,920	24,076,510
Texas Instruments Incorporated		350,136	34,989,090

			59,065,600

Software: 10.38%
Fair Isaac Corporation †		59,788	18,396,170
Palo Alto Networks Incorporated †		103,575	16,982,157
Proofpoint Incorporated †		176,132	18,069,382
RealPage Incorporated †		362,626	19,193,794
Salesforce.com Incorporated †		270,075	38,885,399
ServiceNow Incorporated †		41,821	11,985,062
Workday Incorporated Class A †		131,611	17,138,384

			140,650,348

Technology Hardware, Storage & Peripherals: 3.23%
Apple Incorporated		172,008	43,739,914

Materials: 3.42%

Chemicals: 2.34%
The Sherwin-Williams Company		50,157	23,048,145
Westlake Chemical Corporation		227,306	8,676,270

			31,724,415

Metals & Mining: 1.08%
Steel Dynamics Incorporated		651,249	14,679,152

Real Estate: 7.97%

Equity REITs: 7.97%
American Tower Corporation		116,489	25,365,480
Equinix Incorporated		54,776	34,211,446
Sun Communities Incorporated		207,500	25,906,375
VICI Properties Incorporated		1,353,274	22,518,479

			108,001,780

Total Common Stocks (Cost $1,110,773,562)			1,337,107,048

Yield
Short-Term Investments: 1.45%

Investment Companies: 1.45%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35%	19,577,145	19,577,145

Total Short-Term Investments (Cost $19,577,145)			19,577,145

Total investments in securities (Cost $1,130,350,707)	100.11%	1,356,684,193

Other assets and liabilities, net	(0.11)	(1,442,174)

Total net assets	100.00%	$1,355,242,019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	25,481,452	25,877,637	(51,359,089)	0	$0	$0	$10,809	#	$0
Wells Fargo Government Money Market Fund Select Class	18,124,846	218,593,605	(217,141,306)	19,577,145	0	0	160,713		19,577,145

					$0	$0	$171,522		$19,577,145	1.45%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Opportunity Fund

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $1,110,773,562)	$1,337,107,048
Investments in affiliated securities, at value (cost $19,577,145)	19,577,145
Receivable for Fund shares sold	72,725
Receivable for dividends	2,626,544
Prepaid expenses and other assets	28,248

Total assets	1,359,411,710

Liabilities
Payable for investments purchased	1,653,305
Payable for Fund shares redeemed	823,589
Management fee payable	811,448
Administration fees payable	238,992
Distribution fee payable	1,449
Shareholder servicing fees payable	296,442
Trustees’ fees and expenses payable	3,888
Accrued expenses and other liabilities	340,578

Total liabilities	4,169,691

Total net assets	$1,355,242,019

Net assets consist of
Paid-in capital	$1,089,143,450
Total distributable earnings	266,098,569

Total net assets	$1,355,242,019

Computation of net asset value and offering price per share
Net assets – Class A	$1,154,068,209
Shares outstanding – Class A1	33,660,164
Net asset value per share – Class A	$34.29
Maximum offering price per share – Class A2	$36.38
Net assets – Class C	$2,168,936
Shares outstanding – Class C1	69,006
Net asset value per share – Class C	$31.43
Net assets – Administrator Class	$177,465,095
Shares outstanding – Administrator Class[1]	4,665,782
Net asset value per share – Administrator Class	$38.04
Net assets – Institutional Class	$21,539,779
Shares outstanding – Institutional Class[1]	554,370
Net asset value per share – Institutional Class	$38.85

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  11

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $193,438)	$12,157,378
Income from affiliated securities	162,689

Total investment income	12,320,067

Expenses
Management fee	6,166,257
Administration fees
Class A	1,528,120
Class C	3,031
Administrator Class	144,939
Institutional Class	17,546
Shareholder servicing fees
Class A	1,819,191
Class C	3,608
Administrator Class	278,705
Distribution fee
Class C	10,814
Custody and accounting fees	47,681
Professional fees	25,981
Registration fees	44,972
Shareholder report expenses	78,855
Trustees’ fees and expenses	11,029
Other fees and expenses	20,077

Total expenses	10,200,806
Less: Fee waivers and/or expense reimbursements
Fund-level	(383,884)
Class A	(153,844)
Administrator Class	(94,242)
Institutional Class	(8,696)

Net expenses	9,560,140

Net investment income	2,759,927

Realized and unrealized gains (losses) on investments
Net realized gains on investments	40,732,984
Net change in unrealized gains (losses) on investments	(304,119,754)

Net realized and unrealized gains (losses) on investments	(263,386,770)

Net decrease in net assets resulting from operations	$(260,626,843)

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Opportunity Fund

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$2,759,927		$4,276,187
Net realized gains on investments		40,732,984		94,543,210
Net change in unrealized gains (losses) on investments		(304,119,754)		(20,640,995)

Net increase (decrease) in net assets resulting from operations		(260,626,843)		78,178,402

Distributions to shareholders from net investment income and net realized gains
Class A		(85,913,524)		(148,689,321)
Class C		(177,607)		(3,194,912)
Administrator Class		(12,052,779)		(21,792,735)
Institutional Class		(1,499,585)		(2,724,775)

Total distributions to shareholders		(99,643,495)		(176,401,743)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	219,532	9,270,462	930,098	37,142,175
Class C	5,520	215,513	12,229	460,797
Administrator Class	20,588	950,005	46,303	2,094,423
Institutional Class	91,163	4,463,423	228,906	10,662,670

		14,899,403		50,360,065

Reinvestment of distributions
Class A	1,957,543	83,556,394	3,891,150	144,750,768
Class C	4,247	166,102	91,007	3,143,382
Administrator Class	242,678	11,500,332	504,265	20,669,150
Institutional Class	27,588	1,337,917	58,962	2,469,867

		96,560,745		171,033,167

Payment for shares redeemed
Class A	(2,215,071)	(91,863,861)	(4,134,053)	(168,457,293)
Class C	(34,200)	(1,345,711)	(732,350)	(26,708,914)
Administrator Class	(361,513)	(17,295,953)	(620,318)	(27,798,000)
Institutional Class	(105,340)	(4,936,819)	(320,957)	(14,616,198)

		(115,442,344)		(237,580,405)

Net decrease in net assets resulting from capital share transactions		(3,982,196)		(16,187,173)

Total decrease in net assets		(364,252,534)		(114,410,514)

Net assets
Beginning of period		1,719,494,553		1,833,905,067

End of period		$1,355,242,019		$1,719,494,553

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  13

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$43.37	$46.31	$45.83	$41.86	$43.35	$49.56
Net investment income (loss)	0.06	0.10	(0.01)[1]	0.04	0.13 [1]	0.64
Net realized and unrealized gains (losses) on investments	(6.55)	1.54	6.41	6.60	4.72	(1.52)

Total from investment operations	(6.49)	1.64	6.40	6.64	4.85	(0.88)
Distributions to shareholders from
Net investment income	(0.10)	0.00	(0.17)	(0.13)	(0.57)	0.00
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(2.59)	(4.58)	(5.92)	(2.67)	(6.34)	(5.33)
Net asset value, end of period	$34.29	$43.37	$46.31	$45.83	$41.86	$43.35
Total return[2]	(16.14)%	5.18%	15.16%	16.49%	12.46%	(2.27)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.20%	1.21%	1.21%	1.24%
Net expenses	1.15%	1.19%	1.20%	1.21%	1.21%	1.22%
Net investment income (loss)	0.29%	0.23%	(0.01)%	0.11%	0.33%	1.30%
Supplemental data
Portfolio turnover rate	23%	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$1,154,068	$1,461,345	$1,528,852	$1,479,457	$1,418,614	$390,154

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.02	$43.43	$43.46	$39.99	$41.60	$48.10
Net investment income (loss)	(0.10)[1]	(0.26)[1]	(0.43)	(0.26)[1]	(0.16)[1]	0.26
Net realized and unrealized gains (losses) on investments	(6.00)	1.43	6.15	6.27	4.51	(1.43)

Total from investment operations	(6.10)	1.17	5.72	6.01	4.35	(1.17)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.19)	0.00
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(2.49)	(4.58)	(5.75)	(2.54)	(5.96)	(5.33)
Net asset value, end of period	$31.43	$40.02	$43.43	$43.46	$39.99	$41.60
Total return[2]	(16.47)%	4.37%	14.31%	15.62%	11.62%	(3.01)%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.96%	1.95%	1.96%	1.96%	1.99%
Net expenses	1.92%	1.95%	1.95%	1.96%	1.96%	1.97%
Net investment income (loss)	(0.49)%	(0.69)%	(0.76)%	(0.64)%	(0.40)%	0.55%
Supplemental data
Portfolio turnover rate	23%	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$2,169	$3,739	$31,381	$33,057	$34,721	$37,196

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$47.85	$50.50	$49.45	$44.93	$46.11	$52.27
Net investment income	0.11 [1]	0.21	0.07	0.15 [1]	0.24 [1]	0.79
Net realized and unrealized gains (losses) on investments	(7.27)	1.73	6.97	7.09	5.04	(1.62)

Total from investment operations	(7.16)	1.94	7.04	7.24	5.28	(0.83)
Distributions to shareholders from
Net investment income	(0.16)	(0.01)	(0.24)	(0.18)	(0.69)	0.00
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(2.65)	(4.59)	(5.99)	(2.72)	(6.46)	(5.33)
Net asset value, end of period	$38.04	$47.85	$50.50	$49.45	$44.93	$46.11
Total return[2]	(16.05)%	5.37%	15.38%	16.74%	12.68%	(2.04)%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.12%	1.13%	1.13%	1.10%
Net expenses	0.96%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.48%	0.42%	0.19%	0.31%	0.56%	1.52%
Supplemental data
Portfolio turnover rate	23%	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$177,465	$227,963	$244,110	$237,315	$226,140	$223,281

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$48.89	$51.50	$50.30	$45.63	$46.76	$52.82
Net investment income	0.14	0.35	0.22	0.22 [1]	0.35 [1]	0.92 [1]
Net realized and unrealized gains (losses) on investments	(7.41)	1.74	7.08	7.25	5.12	(1.65)

Total from investment operations	(7.27)	2.09	7.30	7.47	5.47	(0.73)
Distributions to shareholders from
Net investment income	(0.28)	(0.12)	(0.35)	(0.26)	(0.83)	0.00
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)	(5.33)

Total distributions to shareholders	(2.77)	(4.70)	(6.10)	(2.80)	(6.60)	(5.33)
Net asset value, end of period	$38.85	$48.89	$51.50	$50.30	$45.63	$46.76
Total return[2]	(15.96)%	5.63%	15.69%	17.02%	12.97%	(1.81)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.87%	0.88%	0.88%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.70%	0.66%	0.44%	0.47%	0.79%	1.79%
Supplemental data
Portfolio turnover rate	23%	28%	30%	43%	34%	42%
Net assets, end of period (000s omitted)	$21,540	$26,447	$29,562	$29,709	$17,222	$11,906

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

18  |  Wells Fargo Opportunity Fund

Notes to financial statements (unaudited)

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,127,797,145 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$384,469,413

Gross unrealized losses	(155,582,365)

Net unrealized gains	$228,887,048

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo Opportunity Fund  |  19

Notes to financial statements (unaudited)

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$116,902,250	$0	$0	$116,902,250

Consumer discretionary	106,821,185	0	0	106,821,185

Consumer staples	16,661,706	0	0	16,661,706

Energy	13,838,666	0	0	13,838,666

Financials	173,904,710	0	0	173,904,710

Health care	250,981,553	0	0	250,981,553

Industrials	147,833,539	33,654,684	0	181,488,223

Information technology	322,103,408	0	0	322,103,408

Materials	46,403,567	0	0	46,403,567

Real estate	108,001,780	0	0	108,001,780

Short-term investments

Investment companies	19,577,145	0	0	19,577,145

Total assets	$1,323,029,509	$33,654,684	$0	$1,356,684,193

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

20  |  Wells Fargo Opportunity Fund

Notes to financial statements (unaudited)

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 1.00% for Administrator Class, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $2,667 from the sale of Class A shares and $53 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $385,066,731 and $487,854,549, respectively.

Wells Fargo Opportunity Fund  |  21

Notes to financial statements (unaudited)

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

22  |  Wells Fargo Opportunity Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Opportunity Fund  |  23

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

24  |  Wells Fargo Opportunity Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Opportunity Fund  |  25

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

26  |  Wells Fargo Opportunity Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Opportunity Fund  |  27

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

28  |  Wells Fargo Opportunity Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Opportunity Fund  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06264 05-20

SA232/SAR232 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo

Special Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Special Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Special Mid Cap Value Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Special Mid Cap Value Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Shane Zweck, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFPAX)	7-31-2007	-25.10	-1.14	7.07	-20.53	0.04	7.71	1.15	1.15

Class C (WFPCX)	7-31-2007	-22.10	-0.71	6.90	-21.10	-0.71	6.90	1.90	1.90

Class R (WFHHX)[3]	9-30-2015	–	–	–	-20.72	-0.21	7.45	1.40	1.40

Class R6 (WFPRX)[4]	6-28-2013	–	–	–	-20.16	0.47	8.17	0.72	0.72

Administrator Class (WFMDX)	4-8-2005	–	–	–	-20.45	0.12	7.82	1.07	1.07

Institutional Class (WFMIX)	4-8-2005	–	–	–	-20.27	0.37	8.10	0.82	0.82

Russell Midcap® Value Index[5]	–	–	–	–	-24.13	-0.76	7.22	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred salescharge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[6]

Alcon Incorporated	3.16

Amdocs Limited	3.02

Brown & Brown Incorporated	2.90

Reynolds Consumer Products Incorporated	2.88

Varian Medical Systems Incorporated	2.50

Kansas City Southern	2.47

Humana Incorporated	2.44

Republic Services Incorporated	2.42

Stanley Black & Decker Incorporated	2.32

CBRE Group Incorporated Class A	2.29

Sector distribution as of March 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 1.41% for Class R, 0.73% for Class R6, 1.08% for Administrator Class, and 0.83% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, the returns for the Class R6 shares would be higher.

[5]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special Mid Cap Value Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$736.38	$4.95	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76	1.14%

Class C

Actual	$1,000.00	$733.72	$8.19	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.52	1.89%

Class R

Actual	$1,000.00	$735.67	$6.03	1.39%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.01	1.39%

Class R6

Actual	$1,000.00	$738.07	$3.09	0.71%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59	0.71%

Administrator Class

Actual	$1,000.00	$736.75	$4.60	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.35	1.06%

Institutional Class

Actual	$1,000.00	$737.55	$3.52	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.95	$4.09	0.81%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Common Stocks : 94.56%

Communication Services : 1.97%

Media : 1.97%
Discovery Communications Incorporated Class C †	8,313,200	$145,813,528

Consumer Discretionary : 8.01%

Auto Components : 1.64%
Aptiv plc	1,407,400	69,300,376
Lear Corporation	644,800	52,390,000

		121,690,376

Hotels, Restaurants & Leisure : 3.72%
Norwegian Cruise Line Holdings Limited †	2,253,970	24,703,511
Vail Resorts Incorporated	606,800	89,630,428
Yum China Holdings Incorporated	3,785,885	161,392,278

		275,726,217

Household Durables : 2.14%
D.R. Horton Incorporated	2,028,200	68,958,800
Mohawk Industries Incorporated †	1,178,800	89,871,712

		158,830,512

Textiles, Apparel & Luxury Goods : 0.51%
PVH Corporation	998,900	37,598,596

Consumer Staples : 4.73%

Beverages : 1.86%
Molson Coors Brewing Company Class B	3,532,176	137,790,186

Household Products : 2.87%
Reynolds Consumer Products Incorporated	7,310,500	213,247,285

Energy : 2.94%

Energy Equipment & Services : 1.04%
Baker Hughes Incorporated	3,348,434	35,158,557
National Oilwell Varco Incorporated	4,256,600	41,842,378

		77,000,935

Oil, Gas & Consumable Fuels : 1.90%
Cimarex Energy Company	1,278,200	21,512,106
Devon Energy Corporation	2,313,800	15,988,358
Hess Corporation	1,333,700	44,412,210
Valero Energy Corporation	907,200	41,150,592
WPX Energy Incorporated †	5,906,700	18,015,435

		141,078,701

Financials : 17.36%

Banks : 4.59%
Fifth Third Bancorp	6,547,600	97,231,860
PacWest Bancorp	3,542,400	63,479,808
Regions Financial Corporation	12,440,100	111,587,697
Zions Bancorporation	2,531,400	67,740,264

		340,039,629

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Capital Markets : 0.69%
Cboe Global Markets Incorporated	575,600	$51,372,300

Insurance : 10.79%
Arch Capital Group Limited †	5,404,808	153,820,836
Brown & Brown Incorporated	5,935,206	214,973,162
Fidelity National Financial Incorporated	3,375,914	83,992,740
Loews Corporation	3,674,000	127,965,420
The Allstate Corporation	1,698,000	155,757,540
Willis Towers Watson plc	374,000	63,523,900

		800,033,598

Mortgage REITs : 1.29%
Annaly Capital Management Incorporated	18,851,800	95,578,626

Health Care : 12.56%

Health Care Equipment & Supplies : 7.35%
Alcon Incorporated †«	4,608,500	234,203,970
Varian Medical Systems Incorporated †	1,803,400	185,137,044
Zimmer Biomet Holdings Incorporated	1,241,700	125,511,036

		544,852,050

Health Care Providers & Services : 4.02%
Humana Incorporated	575,900	180,844,118
Universal Health Services Incorporated Class B	1,181,700	117,082,836

		297,926,954

Life Sciences Tools & Services : 1.19%
Charles River Laboratories International Incorporated †#	699,800	88,321,758

Industrials : 17.40%

Building Products : 1.73%
Masco Corporation	3,717,800	128,524,346

Commercial Services & Supplies : 2.42%
Republic Services Incorporated	2,387,375	179,196,368

Construction & Engineering : 2.13%
Jacobs Engineering Group Incorporated	1,991,343	157,853,760

Industrial Conglomerates : 2.12%
Carlisle Companies Incorporated	1,253,042	156,981,102

Machinery : 3.67%
Cummins Incorporated	738,800	99,974,416
Stanley Black & Decker Incorporated	1,722,700	172,270,000

		272,244,416

Road & Rail : 2.47%
Kansas City Southern	1,441,900	183,380,842

Trading Companies & Distributors : 2.86%
AerCap Holdings NV †	4,617,900	105,241,941
United Rentals Incorporated †	1,037,100	106,717,590

		211,959,531

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Shares	Value
Information Technology : 9.46%

Communications Equipment : 1.27%
Juniper Networks Incorporated	4,923,100	$94,228,134

Electronic Equipment, Instruments & Components : 0.81%
FLIR Systems Incorporated	1,887,200	60,182,808

IT Services : 4.20%
Amdocs Limited	4,069,300	223,689,421
Euronet Worldwide Incorporated †	1,026,600	88,000,152

		311,689,573

Semiconductors & Semiconductor Equipment : 1.51%
Analog Devices Incorporated	1,247,900	111,874,235

Software : 0.38%
Synopsys Incorporated †	215,300	27,728,487

Technology Hardware, Storage & Peripherals : 1.29%
NCR Corporation †	5,404,120	95,652,924

Materials : 5.70%

Chemicals : 2.23%
Celanese Corporation Series A	437,784	32,128,968
PPG Industries Incorporated	1,590,000	132,924,000

		165,052,968

Containers & Packaging : 2.33%
AptarGroup Incorporated	654,800	65,178,792
International Paper Company	11,514	358,431
Packaging Corporation of America	1,239,513	107,626,914

		173,164,137

Metals & Mining : 1.14%
Barrick Gold Corporation	4,618,400	84,609,088

Real Estate : 7.91%

Equity REITs : 5.63%
American Campus Communities Incorporated	3,547,705	98,448,814
Invitation Homes Incorporated	7,223,128	154,358,245
Mid-America Apartment Communities Incorporated	1,106,600	114,012,995
Park Hotels & Resorts Incorporated	2,419,000	19,134,290
VEREIT Incorporated	6,434,100	31,462,749

		417,417,093

Real Estate Management & Development : 2.28%
CBRE Group Incorporated Class A †	4,494,800	169,498,908

Utilities : 6.52%

Electric Utilities : 4.27%
American Electric Power Company Incorporated	1,962,660	156,973,547
FirstEnergy Corporation	3,973,800	159,230,166

		316,203,713

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

		Shares	Value
Water Utilities : 2.25%
American Water Works Company Incorporated		1,398,200	$167,168,792

Total Common Stocks (Cost $8,226,782,329)			7,011,512,476

	Yield
Short-Term Investments : 3.30%

Investment Companies : 3.30%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	16,292,234	16,293,864
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35	228,242,972	228,242,972

Total Short-Term Investments (Cost $244,535,332)			244,536,836

Total investments in securities (Cost $8,471,317,661)	97.86%	7,256,049,312

Other assets and liabilities, net	2.14	158,812,593

Total net assets	100.00%	$7,414,861,905

†	Non-income-earning security
«	All or a portion of this security is on loan.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Written Options

Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Call

Charles River Laboratories International Incorporated	Bank of America	(1,000)	$(17,000,000)	$170.00	5-15-2020	$(140,787)

Put

AerCap Holdings NV	Bank of America	4,997	26,234,250	52.50	4-17-2020	(14,846,261)

Cboe Global Markets Incorporated	Bank of America	4,500	49,500,000	110.00	6-19-2020	(9,000,000)

						$(23,987,048)

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—March 31, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	43,065,929	(26,773,695)	16,292,234	$1,697	$1,504	$21,555	#	$16,293,864
Wells Fargo Government Money Market Fund Select Class	528,149,536	1,359,624,463	(1,659,531,027)	228,242,972	0	0	3,257,475		228,242,972

					$1,697	$1,504	$3,279,030		$244,536,836	3.30%

#	Amount shown represents income before fees and rebate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  11

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $15,940,704 of securities loaned), at value (cost $8,226,782,329)	$7,011,512,476
Investments in affiliated securities, at value (cost $244,535,332)	244,536,836
Cash	30,500,000
Segregated cash for written options	75,750,000
Receivable for investments sold	87,445,584
Receivable for Fund shares sold	44,814,234
Receivable for dividends	20,094,635
Receivable for securities lending income, net	18,355

Total assets	7,514,672,120

Liabilities
Payable upon receipt of securities loaned	16,290,662
Payable for investments purchased	38,992,432
Payable for Fund shares redeemed	13,449,506
Written options, at value (premiums received $5,300,616)	23,987,048
Management fee payable	4,487,728
Administration fees payable	773,031
Distribution fees payable	76,803
Trustees’ fees and expenses payable	3,781
Accrued expenses and other liabilities	1,749,224

Total liabilities	99,810,215

Total net assets	$7,414,861,905

Net assets consist of
Paid-in capital	$8,600,481,496
Total distributable loss	(1,185,619,591)

Total net assets	$7,414,861,905

Computation of net asset value and offering price per share
Net assets – Class A	$761,906,640
Shares outstanding – Class A1	27,169,365
Net asset value per share – Class A	$28.04
Maximum offering price per share – Class A2	$29.75
Net assets – Class C	$100,329,036
Shares outstanding – Class C1	3,744,989
Net asset value per share – Class C	$26.79
Net assets – Class R	$22,139,527
Shares outstanding – Class R1	779,279
Net asset value per share – Class R	$28.41
Net assets – Class R6	$1,793,213,590
Shares outstanding – Class R6[1]	62,204,501
Net asset value per share – Class R6	$28.83
Net assets – Administrator Class	$327,672,149
Shares outstanding – Administrator Class[1]	11,463,936
Net asset value per share – Administrator Class	$28.58
Net assets – Institutional Class	$4,409,600,963
Shares outstanding – Institutional Class[1]	153,134,438
Net asset value per share – Institutional Class	$28.80

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Mid Cap Value Fund

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $107,091)	$90,128,948
Income from affiliated securities	3,276,072

Total investment income	93,405,020

Expenses
Management fee	32,169,727
Administration fees
Class A	1,088,165
Class C	151,647
Class R	33,596
Class R6	345,436
Administrator Class	381,038
Institutional Class	3,629,137
Shareholder servicing fees
Class A	1,295,435
Class C	180,532
Class R	39,994
Administrator Class	732,757
Distribution fees
Class C	541,325
Class R	39,967
Custody and accounting fees	133,418
Professional fees	22,557
Registration fees	250,684
Shareholder report expenses	494,100
Trustees’ fees and expenses	11,029
Other fees and expenses	45,123

Total expenses	41,585,667
Less: Fee waivers and/or expense reimbursements
Fund-level	(21,791)
Class A	(17,580)
Class R	(3)
Class R6	(648)
Institutional Class	(4,248)

Net expenses	41,541,397

Net investment income	51,863,623

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	66,251,001
Affiliated securities	1,697
Written options	1,181,594

Net realized gains on investments	67,434,292

Net change in unrealized gains (losses) on
Unaffiliated securities	(2,655,740,369)
Affiiliated securities	1,504
Written options	(18,686,432)

Net change in unrealized gains (losses) on investments	(2,674,425,297)

Net realized and unrealized gains (losses) on investments	(2,606,991,005)

Net decrease in net assets resulting from operations	$(2,555,127,382)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  13

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$51,863,623		$77,380,134
Net realized gains on investments		67,434,292		303,691,561
Net change in unrealized gains (losses) on investments		(2,674,425,297)		233,760,522

Net increase (decrease) in net assets resulting from operations		(2,555,127,382)		614,832,217

Distributions to shareholders from net investment income and net realized gains
Class A		(42,557,946)		(20,592,515)
Class C		(5,334,641)		(2,703,167)
Class R		(1,279,526)		(562,316)
Class R6		(100,004,255)		(36,838,837)
Administrator Class		(24,372,266)		(17,454,931)
Institutional Class		(243,751,453)		(114,026,310)

Total distributions to shareholders		(417,300,087)		(192,178,076)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,883,215	184,235,513	5,327,538	192,757,937
Class C	278,349	10,425,924	395,515	13,743,148
Class R	145,797	5,508,045	312,326	11,470,210
Class R6	16,411,557	642,660,416	19,811,243	753,877,254
Administrator Class	1,349,103	51,875,537	2,524,441	92,078,365
Institutional Class	41,675,876	1,488,262,489	49,318,478	1,865,932,723

		2,382,967,924		2,929,859,637

Reinvestment of distributions
Class A	982,408	39,537,339	578,559	19,307,072
Class C	131,467	5,025,996	79,940	2,563,693
Class R	31,409	1,278,194	16,602	561,690
Class R6	2,282,372	94,677,008	1,023,710	35,011,870
Administrator Class	592,191	24,283,965	512,565	17,408,508
Institutional Class	5,501,267	227,806,608	3,085,272	105,464,480

		392,609,110		180,317,313

Payment for shares redeemed
Class A	(4,022,104)	(149,836,039)	(8,214,077)	(295,833,462)
Class C	(550,926)	(19,364,672)	(1,443,715)	(49,286,556)
Class R	(195,065)	(7,560,328)	(177,050)	(6,492,936)
Class R6	(7,890,157)	(296,600,817)	(8,066,799)	(299,782,094)
Administrator Class	(5,448,895)	(177,676,899)	(13,653,775)	(493,668,005)
Institutional Class	(25,495,803)	(968,795,885)	(48,844,550)	(1,804,574,146)

		(1,619,834,640)		(2,949,637,199)

Net increase in net assets resulting from capital share transactions		1,155,742,394		160,539,751

Total increase (decrease) in net assets		(1,816,685,075)		583,193,892

Net assets
Beginning of period		9,231,546,980		8,648,353,088

End of period		$7,414,861,905		$9,231,546,980

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS A		2019	2018	2017	2016	2015
Net asset value, beginning of period	$39.63	$37.59	$37.49	$33.12	$29.91	$32.68
Net investment income	0.13	0.26	0.15	0.33	0.19	0.25
Net realized and unrealized gains (losses) on investments	(10.09)	2.54	1.50	4.42	4.23	0.07

Total from investment operations	(9.96)	2.80	1.65	4.75	4.42	0.32
Distributions to shareholders from
Net investment income	(0.23)	(0.17)	(0.23)	(0.19)	(0.08)	(0.18)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(1.63)	(0.76)	(1.55)	(0.38)	(1.21)	(3.09)
Net asset value, end of period	$28.04	$39.63	$37.59	$37.49	$33.12	$29.91
Total return[1]	(26.36)%	7.81%	4.50%	14.41%	15.34%	0.69%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.15%	1.18%	1.19%	1.25%
Net expenses	1.14%	1.15%	1.15%	1.18%	1.19%	1.24%
Net investment income	0.78%	0.67%	0.40%	0.78%	0.82%	0.85%
Supplemental data
Portfolio turnover rate	23%	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$761,907	$1,003,560	$1,038,883	$1,070,690	$1,363,213	$509,386

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS C		2019	2018	2017	2016	2015
Net asset value, beginning of period	$37.85	$36.02	$36.03	$31.91	$29.00	$31.82
Net investment income (loss)	0.00 [1,2]	(0.07)	(0.14)	0.06	0.03	0.02 [1]
Net realized and unrealized gains (losses) on investments	(9.66)	2.49	1.46	4.26	4.02	0.07

Total from investment operations	(9.66)	2.42	1.32	4.32	4.05	0.09
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.01)	(0.01)	0.00
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(1.40)	(0.59)	(1.33)	(0.20)	(1.14)	(2.91)
Net asset value, end of period	$26.79	$37.85	$36.02	$36.03	$31.91	$29.00
Total return[3]	(26.63)%	7.00%	3.72%	13.56%	14.47%	(0.05)%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.90%	1.90%	1.92%	1.94%	2.00%
Net expenses	1.89%	1.90%	1.90%	1.92%	1.94%	1.99%
Net investment income (loss)	0.01%	(0.09)%	(0.35)%	0.14%	0.03%	0.08%
Supplemental data
Portfolio turnover rate	23%	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$100,329	$147,086	$174,839	$191,954	$116,022	$63,431

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R		2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$40.10	$38.09	$38.08	$33.78	$30.70	$30.70
Net investment income	0.09	0.17	0.09	0.32	0.12 [2]	0.00
Net realized and unrealized gains (losses) on investments	(10.23)	2.57	1.49	4.43	4.32	0.00

Total from investment operations	(10.14)	2.74	1.58	4.75	4.44	0.00
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.25)	(0.26)	(0.23)	0.00
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)	0.00

Total distributions to shareholders	(1.55)	(0.73)	(1.57)	(0.45)	(1.36)	0.00
Net asset value, end of period	$28.41	$40.10	$38.09	$38.08	$33.78	$30.70
Total return[3]	(26.43)%	7.52%	4.23%	14.13%	15.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.40%	1.40%	1.42%	1.44%	0.00%
Net expenses	1.39%	1.40%	1.40%	1.42%	1.44%	0.00%
Net investment income	0.51%	0.43%	0.18%	0.77%	0.37%	0.00%
Supplemental data
Portfolio turnover rate	23%	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$22,140	$31,961	$24,575	$14,505	$1,778	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
CLASS R6		2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.76	$38.67	$38.52	$34.03	$30.71	$33.39
Net investment income	0.25 [1]	0.40	0.32 [1]	0.50 [1]	0.38 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	(10.39)	2.62	1.55	4.53	4.30	0.05

Total from investment operations	(10.14)	3.02	1.87	5.03	4.68	0.46
Distributions to shareholders from
Net investment income	(0.39)	(0.34)	(0.40)	(0.35)	(0.23)	(0.23)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(1.79)	(0.93)	(1.72)	(0.54)	(1.36)	(3.14)
Net asset value, end of period	$28.83	$40.76	$38.67	$38.52	$34.03	$30.71
Total return[2]	(26.19)%	8.28%	4.95%	14.88%	15.84%	1.14%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.72%	0.74%	0.76%	0.79%
Net expenses	0.71%	0.72%	0.72%	0.74%	0.76%	0.79%
Net investment income	1.23%	1.12%	0.85%	1.37%	1.21%	1.26%
Supplemental data
Portfolio turnover rate	23%	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$1,793,214	$2,094,860	$1,493,787	$906,784	$374,557	$105,973

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
ADMINISTRATOR CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.35	$38.23	$38.12	$33.67	$30.45	$33.14
Net investment income	0.16 [1]	0.27 [1]	0.18 [1]	0.34 [1]	0.26	0.31 [1]
Net realized and unrealized gains (losses) on investments	(10.29)	2.61	1.52	4.52	4.26	0.05

Total from investment operations	(10.13)	2.88	1.70	4.86	4.52	0.36
Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.27)	(0.22)	(0.17)	(0.14)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(1.64)	(0.76)	(1.59)	(0.41)	(1.30)	(3.05)
Net asset value, end of period	$28.58	$40.35	$38.23	$38.12	$33.67	$30.45
Total return[2]	(26.33)%	7.88%	4.58%	14.50%	15.42%	0.84%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.07%	1.09%	1.10%	1.12%
Net expenses	1.06%	1.07%	1.07%	1.09%	1.10%	1.11%
Net investment income	0.80%	0.72%	0.47%	0.95%	0.88%	0.95%
Supplemental data
Portfolio turnover rate	23%	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$327,672	$604,126	$978,368	$1,156,796	$834,134	$394,188

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30
INSTITUTIONAL CLASS		2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.70	$38.61	$38.47	$34.00	$30.70	$33.38
Net investment income	0.22 [1]	0.38 [1]	0.26	0.41	0.35 [1]	0.41 [1]
Net realized and unrealized gains (losses) on investments	(10.37)	2.60	1.56	4.58	4.29	0.04

Total from investment operations	(10.15)	2.98	1.82	4.99	4.64	0.45
Distributions to shareholders from
Net investment income	(0.35)	(0.30)	(0.36)	(0.33)	(0.21)	(0.22)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)	(2.91)

Total distributions to shareholders	(1.75)	(0.89)	(1.68)	(0.52)	(1.34)	(3.13)
Net asset value, end of period	$28.80	$40.70	$38.61	$38.47	$34.00	$30.70
Total return[2]	(26.24)%	8.17%	4.84%	14.76%	15.73%	1.10%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.84%	0.86%	0.85%
Net expenses	0.81%	0.82%	0.82%	0.84%	0.86%	0.85%
Net investment income	1.12%	1.00%	0.73%	1.24%	1.07%	1.23%
Supplemental data
Portfolio turnover rate	23%	37%	37%	46%	30%	58%
Net assets, end of period (000s omitted)	$4,409,601	$5,349,953	$4,937,901	$4,595,274	$2,325,777	$411,919

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a

Wells Fargo Special Mid Cap Value Fund  |  21

Notes to financial statements (unaudited)

closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $8,446,429,724 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$670,836,509

Gross unrealized losses	(1,879,903,353)

Net unrealized losses	$(1,209,066,844)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

22  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$145,813,528	$0	$0	$145,813,528

Consumer discretionary	593,845,701	0	0	593,845,701

Consumer staples	351,037,471	0	0	351,037,471

Energy	218,079,636	0	0	218,079,636

Financials	1,287,024,153	0	0	1,287,024,153

Health care	931,100,762	0	0	931,100,762

Industrials	1,290,140,365	0	0	1,290,140,365

Information technology	701,356,161	0	0	701,356,161

Materials	422,826,193	0	0	422,826,193

Real estate	586,916,001	0	0	586,916,001

Utilities	483,372,505	0	0	483,372,505

Short-term investments

Investment companies	244,536,836	0	0	244,536,836

Total assets	$7,256,049,312	$0	$0	$7,256,049,312

Liabilities

Written options	$0	$23,987,048	$0	$23,987,048

Total liabilities	$0	$23,987,048	$0	$23,987,048

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

Wells Fargo Special Mid Cap Value Fund  |  23

Notes to financial statements (unaudited)

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.73% for Class R6 shares, 1.08% for Administrator Class shares, and 0.83% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the

24  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)

contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $38,382 from the sale of Class A shares and $125 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2020 were $2,975,424,965 and $2,037,244,421, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$15,940,704	$(15,940,704)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2020, the Fund entered into written options for hedging purposes. The Fund had an average of 15,355 written option contracts during the six months ended March 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo Special Mid Cap Value Fund  |  25

Notes to financial statements (unaudited)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on January 31, 2020, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $11,005,873 and cash in the amount of $943,556. The Fund recognized gains in the amount of $59,791 which is reflected on the Statement of Operations. The redemption in-kind by a shareholder of the Class R6 represented 0.11% of the Fund and is reflected on the Statement of Changes in Net Assets.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 ("COVID-19") is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

26  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Special Mid Cap Value Fund  |  27

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Special Mid Cap Value Fund  |  29

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

30  |  Wells Fargo Special Mid Cap Value Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also	referred to as an “initial sales charge.”

Wells Fargo Special Mid Cap Value Fund  |  31

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

32  |  Wells Fargo Special Mid Cap Value Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Special Mid Cap Value Fund  |  33

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06265 05-20

SA234/SAR234 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo

International Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo International Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo International Bond Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo International Bond Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Fargo Asset Management (International) Limited

Portfolio managers

Michael Lee

Alex Perrin

Lauren van Biljon, CFA®‡

Peter Wilson

Average annual total returns (%) as of March 31, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (ESIYX)	9-30-2003	-3.97	-0.53	0.44	0.59	0.39	0.91	1.28	1.03

Class C (ESIVX)	9-30-2003	-1.10	-0.35	0.16	-0.10	-0.35	0.16	2.03	1.78

Class R6 (ESIRX)[4]	11-30-2012	–	–	–	0.97	0.78	1.28	0.90	0.65

Administrator Class (ESIDX)[5]	7-30-2010	–	–	–	0.89	0.59	1.10	1.22	0.85

Institutional Class (ESICX)	12-15-1993	–	–	–	0.98	0.72	1.24	0.95	0.70

Bloomberg Barclays Global Aggregate ex-USD Index[6]	–	–	–	–	0.74	2.04	1.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[7]

Japan, 0.10%, 6-20-2029	7.16

Japan, 0.10%, 12-20-2029	4.40

Japan, 0.10%, 3-20-2027	4.29

Spain Bonos y Obligaciones del Estado, 0.60%, 10-31-2029	4.27

Nykredit Realkredit AS, 1.00%, 10-1-2050	3.53

Realkredit Danmark AS, 1.00%, 10-1-2050	3.53

Mexico, 8.50%, 5-31-2029	3.17

Canada, 2.65%, 12-15-2028	2.81

Italy Buoni Poliennali del Tesoro, 0.35%, 2-1-2025	2.69

Province of Ontario, 2.70%, 6-2-2029	2.54

Portfolio composition as of March 31, 2020[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.65% for Class R6, 0.85% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo International Bond Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$971.29	$5.08	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20	1.03%

Class C

Actual	$1,000.00	$967.94	$8.76	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.10	$8.97	1.78%

Class R6

Actual	$1,000.00	$972.85	$3.21	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29	0.65%

Administrator Class

Actual	$1,000.00	$973.41	$4.19	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

Institutional Class

Actual	$1,000.00	$972.74	$3.45	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo International Bond Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Corporate Bonds and Notes: 7.95%

United States: 7.95%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	3.15%	8-22-2027		$500,000	$547,643
Anheuser-Busch InBev Worldwide Incorporated (Consumer Staples, Beverages)	4.15	1-23-2025		400,000	431,472
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.90	9-12-2027		500,000	533,968
AT&T Incorporated (Communication Services, Diversified Telecommunication Services)	4.35	3-1-2029		250,000	268,807
Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks) ±	3.97	2-7-2030		500,000	539,894
BP Capital Markets America Incorporated (Energy, Oil, Gas & Consumable Fuels)	3.22	4-14-2024		425,000	434,701
Campbell Soup Company (Consumer Staples, Food Products)	3.65	3-15-2023		72,000	73,336
Comcast Corporation (Communication Services, Media)	3.70	4-15-2024		400,000	429,323
CVS Health Corporation (Health Care, Health Care Providers & Services)	4.10	3-25-2025		300,000	315,725
Discovery Communications LLC (Communication Services, Media)	3.95	3-20-2028		300,000	291,776
Global Payments Incorporated (Information Technology, IT Services)	3.20	8-15-2029		350,000	341,926
IBM Corporation (Information Technology, IT Services)	3.30	5-15-2026		400,000	429,006
JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026		200,000	209,879
Mastercard Incorporated (Information Technology, IT Services)	2.95	6-1-2029		400,000	426,205
Microsoft Corporation (Information Technology, Software)	2.40	8-8-2026		500,000	528,774
Morgan Stanley (Financials, Capital Markets)	3.88	4-29-2024		450,000	472,165
Oracle Corporation (Information Technology, Software) %%	2.80	4-1-2027		250,000	254,831
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)	4.33	9-21-2028		250,000	288,100
Visa Incorporated (Information Technology, IT Services) %%	1.90	4-15-2027		75,000	74,789
Walmart Incorporated (Consumer Staples, Food & Staples Retailing)	3.70	6-26-2028		500,000	562,118
Walt Disney Company (Communication Services, Entertainment)	3.80	3-22-2030		150,000	167,159

Total Corporate Bonds and Notes (Cost $7,262,287)					7,621,597

Foreign Corporate Bonds and Notes: 10.16%

Denmark: 8.82%
Nordea Kredit Realkredit AS (Financials, Thrifts & Mortgage Finance)	1.00	10-1-2050	DKK	11,875,000	1,686,579
Nykredit Realkredit AS (Financials, Thrifts & Mortgage Finance)	1.00	10-1-2050	DKK	23,800,000	3,385,851
Realkredit Danmark AS (Financials, Thrifts & Mortgage Finance)	1.00	10-1-2050	DKK	23,850,000	3,381,372

					8,453,802

Netherlands: 0.61%
Selecta Group BV (Consumer Discretionary, Internet & Direct Marketing Retail)	5.88	2-1-2024	EUR	300,000	173,707
Sigma Holdco BV (Consumer Staples, Food Products)	5.75	5-15-2026	EUR	200,000	199,845
United Group BV (Communication Services, Media) 144A	3.13	2-15-2026	EUR	125,000	116,203
Ziggo Bond Company BV (Communication Services, Media) 144A	3.38	2-28-2030	EUR	100,000	98,812

					588,567

United Kingdom: 0.73%
Galaxy Bidco Limited (Financials, Insurance)	6.50	7-31-2026	GBP	200,000	224,075
Pinewood Finance Company Limited (Financials, Diversified Financial Services)	3.25	9-30-2025	GBP	100,000	115,515
Victoria plc (Consumer Discretionary, Household Durables)	5.25	7-15-2024	EUR	100,000	81,615

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value

United Kingdom (continued)
Virgin Media Secured Finance plc (Communication Services, Media) 144A	4.25%	1-15-2030	GBP	250,000	$279,628

					700,833

Total Foreign Corporate Bonds and Notes (Cost $10,666,127)					9,743,202

Foreign Government Bonds: 72.77%
Brazil	10.00	1-1-2023	BRL	2,675,000	569,890
Brazil	10.00	1-1-2025	BRL	685,000	148,239
Canada 144A	2.10	9-15-2029	CAD	700,000	530,151
Canada	2.25	6-1-2029	CAD	1,895,000	1,530,179
Canada 144A	2.65	12-15-2028	CAD	3,415,000	2,695,261
Colombia	6.00	4-28-2028	COP	2,435,000,000	553,057
France ¤	0.00	3-25-2025	EUR	2,100,000	2,355,554
Hungary	1.50	8-24-2022	HUF	170,000,000	522,890
India	7.32	1-28-2024	INR	54,000,000	755,916
Indonesia	6.50	6-15-2025	IDR	9,500,000,000	564,408
Indonesia	7.50	8-15-2032	IDR	35,500,000,000	2,007,133
Indonesia	8.25	5-15-2029	IDR	20,250,000,000	1,259,540
Italy Buoni Poliennali del Tesoro	0.35	2-1-2025	EUR	2,400,000	2,575,724
Italy Buoni Poliennali del Tesoro	1.35	4-1-2030	EUR	1,350,000	1,465,846
Italy Buoni Poliennali del Tesoro	3.00	8-1-2029	EUR	1,550,000	1,937,438
Japan	0.10	3-20-2027	JPY	435,000,000	4,108,034
Japan	0.10	6-20-2029	JPY	730,000,000	6,866,854
Japan	0.10	12-20-2029	JPY	450,000,000	4,218,763
Korea Treasury Bond	1.88	6-10-2029	KRW	1,600,000,000	1,347,686
Korea Treasury Bond	2.38	3-10-2023	KRW	1,600,000,000	1,361,066
Malaysia	3.90	11-30-2026	MYR	1,100,000	263,202
Malaysia	3.96	9-15-2025	MYR	2,550,000	613,913
Mexico	5.75	3-5-2026	MXN	7,850,000	312,676
Mexico	8.00	11-7-2047	MXN	14,300,000	601,911
Mexico	8.50	5-31-2029	MXN	66,710,000	3,035,013
New South Wales	5.00	8-20-2024	AUD	750,000	544,607
New Zealand	2.75	4-15-2037	NZD	2,075,000	1,430,920
Poland	2.50	1-25-2023	PLN	2,275,000	573,624
Poland	2.75	10-25-2029	PLN	2,175,000	573,859
Province of British Columbia	2.95	12-18-2028	CAD	1,225,000	950,517
Province of Ontario	2.70	6-2-2029	CAD	3,200,000	2,434,892
Queensland Treasury Corporation 144A	4.75	7-21-2025	AUD	2,350,000	1,732,114
Republic of Peru	5.70	8-12-2024	PEN	850,000	280,758
Republic of South Africa	8.75	2-28-2048	ZAR	33,500,000	1,403,926
Republic of South Africa	8.75	2-28-2048	ZAR	500,000	20,954
Republic of South Africa	10.50	12-21-2026	ZAR	21,700,000	1,237,866
Romania	3.25	4-29-2024	RON	3,350,000	741,189
Romania	3.40	3-8-2022	RON	1,200,000	272,022
Romania	4.85	4-22-2026	RON	3,800,000	888,220
Romania	5.00	2-12-2029	RON	3,300,000	758,119
Russia	6.50	2-28-2024	RUB	93,300,000	1,190,317
Russia	7.00	12-15-2021	RUB	26,000,000	335,693
Singapore	2.63	5-1-2028	SGD	1,650,000	1,285,081
Singapore	2.00	2-1-2024	SGD	2,065,000	1,511,103
Spain Bonos y Obligaciones del Estado 144A	0.60	10-31-2029	EUR	3,730,000	4,097,689
Thailand	1.45	12-17-2024	THB	23,000,000	713,480
Turkey	10.70	2-17-2021	TRY	2,000,000	302,196
Turkey	11.00	2-24-2027	TRY	900,000	123,842
Turkey	12.20	1-18-2023	TRY	700,000	105,583

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo International Bond Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value

Foreign Government Bonds (continued)
United Kingdom Gilt Bond	0.63%	6-7-2025	GBP	1,600,000	$2,030,467
United Kingdom Gilt Bond	0.88	10-22-2029	GBP	850,000	1,113,078
United Kingdom Gilt Bond	1.25	7-22-2027	GBP	675,000	903,541

Total Foreign Government Bonds (Cost $74,636,809)					69,756,001

U.S. Treasury Securities: 1.82%
U.S. Treasury Bond	2.00	2-15-2050		$1,500,000	1,742,168

Total U.S. Treasury Securities (Cost $1,730,841)					1,742,168

Yankee Corporate Bonds and Notes: 3.10%

Cayman Islands: 0.54%
Tencent Holdings Limited (Communication Services, Interactive Media & Services) 144A	3.28	4-11-2024		500,000	517,775

France: 1.09%
Danone SA (Consumer Staples, Food Products)	2.95	11-2-2026		500,000	499,288
Electricite de France SA (Utilities, Electric Utilities)	4.50	9-21-2028		500,000	551,038

					1,050,326

Spain: 0.30%
Telefonica Emisiones SAU (Communication Services, Diversified Telecommunication Services)	4.10	3-8-2027		275,000	285,208

United Kingdom: 1.17%
International Game Technology plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6.25	2-15-2022		300,000	275,853
State Grid Overseas Investment Limited (Utilities, Multi-Utilities)	3.50	5-4-2027		275,000	293,192
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	4.38	5-30-2028		525,000	551,968

					1,121,013

Total Yankee Corporate Bonds and Notes (Cost $2,879,822)					2,974,322

	Yield		Shares
Short-Term Investments: 1.46%

Investment Companies: 1.46%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.35			1,403,201	1,403,201

Total Short-Term Investments (Cost $1,403,201)					1,403,201

Total investments in securities (Cost $98,579,087)	97.26%	93,240,491

Other assets and liabilities, net	2.74	2,622,313

Total net assets	100.00%	$95,862,804

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CAD	Canadian dollar

COP	Colombian peso

DKK	Danish krone

EUR	Euro

GBP	Great British pound

HUF	Hungarian forint

IDR	Indonesian rupiah

INR	Indian Rupee

JPY	Japanese yen

KRW	Republic of Korea won

MXN	Mexican peso

MYR	Malaysian ringgit

NZD	New Zealand dollar

PEN	Peruvian sol

PLN	Polish zloty

RON	Romanian lei

RUB	Russian ruble

SGD	Singapore dollar

THB	Thai baht

TRY	Turkish lira

ZAR	South African rand

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

4,325,000 MXN	181,326 USD	State Street Bank	4-7-2020	$861	$0

52,385,000 MXN	2,756,758 USD	State Street Bank	4-7-2020	0	(550,094)

2,790,000 MXN	147,216 USD	State Street Bank	4-7-2020	0	(29,690)

2,869,827 USD	55,175,000 MXN	State Street Bank	4-7-2020	545,637	0

117,408 USD	2,750,000 MXN	State Street Bank	4-7-2020	1,568	0

62,227 USD	50,000 GBP	State Street Bank	4-9-2020	117	0

4,075,000 GBP	5,370,707 USD	State Street Bank	4-9-2020	0	(308,701)

2,794,073 USD	2,150,000 GBP	State Street Bank	4-9-2020	123,321	0

41,825,000 NOK	3,784,143 USD	State Street Bank	4-27-2020	239,508	0

4,000,000 NOK	423,141 USD	State Street Bank	4-27-2020	0	(38,333)

4,935,699 USD	44,325,000 NOK	State Street Bank	4-27-2020	671,543	0

161,349 USD	1,500,000 NOK	State Street Bank	4-27-2020	17,046	0

600,000 NZD	346,446 USD	State Street Bank	4-28-2020	11,497	0

2,700,000 NZD	1,576,341 USD	State Street Bank	4-28-2020	34,402	0

9,500,000 PLN	2,442,850 USD	State Street Bank	4-28-2020	0	(146,762)

2,463,547 USD	9,500,000 PLN	State Street Bank	4-28-2020	167,459	0

2,281,294 USD	3,490,000 NZD	State Street Bank	4-28-2020	199,259	0

1,104,025 USD	1,680,000 NZD	State Street Bank	4-29-2020	101,791	0

345,100 USD	580,000 NZD	State Street Bank	4-29-2020	0	(909)

19,185,000 CNY	2,762,896 USD	State Street Bank	5-6-2020	0	(56,795)

3,999,930 EUR	29,875,000 DKK	State Street Bank	5-11-2020	0	(1,621)

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo International Bond Fund

Portfolio of investments—March 31, 2020 (unaudited)

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

4,375,000 ZAR	250,343 USD	State Street Bank	5-11-2020	$0	$(7,117)

4,200,000 DKK	562,656 EUR	State Street Bank	5-11-2020	0	(128)

374,815 USD	5,850,000 ZAR	State Street Bank	5-11-2020	49,586	0

1,817,118 USD	28,150,000 ZAR	State Street Bank	5-11-2020	252,129	0

1,235,000 CAD	912,318 USD	State Street Bank	5-26-2020	0	(34,285)

6,060,000 CAD	4,516,456 USD	State Street Bank	5-26-2020	0	(208,049)

250,000 SGD	180,307 USD	State Street Bank	5-26-2020	0	(4,271)

1,711,867 USD	2,400,000 SGD	State Street Bank	5-26-2020	21,917	0

2,742,650 USD	53,200,000 MXN	State Street Bank	5-26-2020	517,853	0

9,611,160 USD	12,775,000 CAD	State Street Bank	5-26-2020	528,668	0

1,051,062 USD	21,000,000 MXN	State Street Bank	5-26-2020	172,852	0

1,426,952 USD	20,140,000,000 IDR	State Street Bank	5-28-2020	198,199	0

21,450,000 CZK	945,225 USD	State Street Bank	6-8-2020	0	(81,449)

468,248 USD	31,500,000 RUB	State Street Bank	6-8-2020	71,308	0

415,000 EUR	476,701 USD	State Street Bank	6-9-2020	0	(17,802)

31,000,000 THB	981,914 USD	State Street Bank	6-9-2020	0	(37,029)

9,440,000 EUR	10,594,890 USD	State Street Bank	6-9-2020	0	(156,312)

4,579,007 USD	30,435,000 DKK	State Street Bank	6-9-2020	71,509	0

2,451,758 USD	2,175,000 EUR	State Street Bank	6-9-2020	46,683	0

10,000,000 EUR	11,172,000 USD	State Street Bank	6-16-2020	0	(111,363)

1,460,000,000 JPY	13,872,063 USD	State Street Bank	6-16-2020	0	(250,294)

608,614 USD	65,000,000 JPY	State Street Bank	6-16-2020	2,166	0

825,083 USD	90,000,000 JPY	State Street Bank	6-16-2020	0	(14,616)

1,616,400 USD	1,500,000 EUR	State Street Bank	6-16-2020	0	(42,696)

2,406,571 USD	265,000,000 JPY	State Street Bank	6-16-2020	0	(65,874)

1,601,453 USD	177,325,000 JPY	State Street Bank	6-16-2020	0	(52,986)

				$4,046,879	$(2,217,176)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	446,052	23,122,648	(22,165,499)	1,403,201	$0	$0	$11,806	$1,403,201	1.46%

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  11

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $97,175,886)	$91,837,290
Investments in affiliated securities, at value (cost $1,403,201)	1,403,201
Foreign currency, at value (cost $164,763)	165,412
Receivable for investments sold	407,967
Receivable for Fund shares sold	23,494
Receivable for interest	670,740
Unrealized gains on forward foreign currency contracts	4,046,879
Prepaid expenses and other assets	226,230

Total assets	98,781,213

Liabilities
Payable for investments purchased	491,552
Payable for Fund shares redeemed	112,975
Unrealized losses on forward foreign currency contracts	2,217,176
Management fee payable	4,723
Administration fees payable	7,421
Distribution fee payable	461
Trustees’ fees and expenses payable	4,099
Accrued expenses and other liabilities	80,002

Total liabilities	2,918,409

Total net assets	$95,862,804

Net assets consist of
Paid-in capital	$114,864,006
Total distributable loss	(19,001,202)

Total net assets	$95,862,804

Computation of net asset value and offering price per share
Net assets – Class A	$10,917,225
Shares outstanding – Class A1	1,075,105
Net asset value per share – Class A	$10.15
Maximum offering price per share – Class A2	$10.63
Net assets – Class C	$767,501
Shares outstanding – Class C1	79,443
Net asset value per share – Class C	$9.66
Net assets – Class R6	$7,650,652
Shares outstanding – Class R6[1]	736,015
Net asset value per share – Class R6	$10.39
Net assets – Administrator Class	$11,282,503
Shares outstanding – Administrator Class[1]	1,101,234
Net asset value per share – Administrator Class	$10.25
Net assets – Institutional Class	$65,244,923
Shares outstanding – Institutional Class[1]	6,301,389
Net asset value per share – Institutional Class	$10.35

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo International Bond Fund

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $37,057)	$1,622,669
Income from affiliated securities	11,806

Total investment income	1,634,475

Expenses
Management fee	328,407
Administration fees
Class A	9,560
Class C	653
Class R6	1,260
Administrator Class	8,062
Institutional Class	28,871
Shareholder servicing fees
Class A	14,938
Class C	1,021
Administrator Class	20,156
Distribution fee
Class C	3,047
Custody and accounting fees	150,411
Professional fees	28,579
Registration fees	30,082
Shareholder report expenses	45,124
Trustees’ fees and expenses	11,029
Other fees and expenses	8,519

Total expenses	689,719
Less: Fee waivers and/or expense reimbursements
Fund-level	(258,543)
Class A	(575)
Class R6	(329)
Administrator Class	(10,170)
Institutional Class	(2,884)

Net expenses	417,218

Net investment income	1,217,257

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(975,708)
Forward foreign currency contracts	(229,767)

Net realized losses on investments	(1,205,475)

Net change in unrealized gains (losses) on
Unaffiliated securities	(5,122,300)
Forward foreign currency contracts	2,537,531

Net change in unrealized gains (losses) on investments	(2,584,769)

Net realized and unrealized gains (losses) on investments	(3,790,244)

Net decrease in net assets resulting from operations	$(2,572,987)

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  13

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$1,217,257		$7,564,786
Net realized losses on investments		(1,205,475)		(17,627,770)
Net change in unrealized gains (losses) on investments		(2,584,769)		25,851,494

Net increase (decrease) in net assets resulting from operations		(2,572,987)		15,788,510

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	72,216	761,232	382,864	3,845,786
Class C	17,463	162,310	4,716	45,352
Class R6	470	5,059	240,845	2,428,431
Administrator Class	366,060	3,877,305	326,113	3,274,172
Institutional Class	1,327,660	14,285,971	1,734,775	17,401,980

		19,091,877		26,995,721

Payment for shares redeemed
Class A	(176,971)	(1,856,595)	(3,796,911)	(36,769,127)
Class C	(40,909)	(409,246)	(186,284)	(1,790,879)
Class R6	(105,548)	(1,133,567)	(4,444,880)	(44,590,677)
Administrator Class	(994,226)	(10,593,144)	(1,459,494)	(14,446,041)
Institutional Class	(2,333,269)	(24,938,040)	(19,409,739)	(197,377,886)

		(38,930,592)		(294,974,610)

Net decrease in net assets resulting from capital share transactions		(19,838,715)		(267,978,889)

Total decrease in net assets		(22,411,702)		(252,190,379)

Net assets
Beginning of period		118,274,506		370,464,885

End of period		$95,862,804		$118,274,506

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
CLASS A		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$10.45	$9.69	$10.31	$10.77	$9.74	$10.84	$11.32
Net investment income	0.10 [2]	0.32 [2]	0.27 [2]	0.26 [2]	0.24 [2]	0.31 [2]	0.37 [2]
Net realized and unrealized gains (losses) on investments	(0.40)	0.44	(0.89)	(0.57)	0.85	(1.33)	(0.34)

Total from investment operations	(0.30)	0.76	(0.62)	(0.31)	1.09	(1.02)	0.03
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.05)	(0.12)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.08)	(0.51)
Net asset value, end of period	$10.15	$10.45	$9.69	$10.31	$10.77	$9.74	$10.84
Total return[3]	(2.87)%	7.84%	(6.01)%	(2.78)%	11.24%	(9.50)%	0.26%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.30%	1.08%	1.03%	1.08%	1.06%	1.05%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	1.95%	3.21%	2.75%	2.61%	2.64%	3.07%	3.29%
Supplemental data
Portfolio turnover rate	81%	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$10,917	$12,329	$44,519	$69,885	$54,399	$79,727	$102,624

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
CLASS C		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.98	$9.32	$10.00	$10.52	$9.58	$10.70	$11.19
Net investment income	0.06 [2]	0.24 [2]	0.19 [2]	0.18 [2]	0.17 [2]	0.23 [2]	0.28 [2]
Net realized and unrealized gains (losses) on investments	(0.38)	0.42	(0.87)	(0.55)	0.83	(1.32)	(0.34)

Total from investment operations	(0.32)	0.66	(0.68)	(0.37)	1.00	(1.09)	(0.06)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.04)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.43)
Net asset value, end of period	$9.66	$9.98	$9.32	$10.00	$10.52	$9.58	$10.70
Total return[3]	(3.21)%	7.08%	(6.80)%	(3.43)%	10.49%	(10.21)%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	2.25%	2.04%	1.83%	1.78%	1.83%	1.81%	1.80%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	1.20%	2.51%	2.00%	1.88%	1.86%	2.33%	2.54%
Supplemental data
Portfolio turnover rate	81%	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$768	$1,027	$2,652	$3,493	$5,520	$6,895	$11,597

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
CLASS R6		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$10.68	$9.86	$10.45	$10.88	$9.80	$10.88	$11.36
Net investment income	0.13 [2]	0.37 [2]	0.31 [2]	0.30 [2]	0.28 [2]	0.35 [2]	0.42 [2]
Net realized and unrealized gains (losses) on investments	(0.42)	0.45	(0.90)	(0.58)	0.86	(1.34)	(0.35)

Total from investment operations	(0.29)	0.82	(0.59)	(0.28)	1.14	(0.99)	0.07
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.06)	(0.16)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.09)	(0.55)
Net asset value, end of period	$10.39	$10.68	$9.86	$10.45	$10.88	$9.80	$10.88
Total return[3]	(2.72)%	8.32%	(5.65)%	(2.48)%	11.69%	(9.18)%	0.60%
Ratios to average net assets (annualized)
Gross expenses	1.13%	0.90%	0.72%	0.65%	0.70%	0.68%	0.67%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	2.33%	3.68%	3.18%	3.01%	3.00%	3.46%	3.64%
Supplemental data
Portfolio turnover rate	81%	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$7,651	$8,979	$49,749	$30,876	$12,501	$13,152	$5,729

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
ADMINISTRATOR C LASS		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$10.53	$9.75	$10.36	$10.80	$9.75	$10.84	$11.32
Net investment income	0.11 [2]	0.34 [2]	0.29 [2]	0.28 [2]	0.26 [2]	0.33 [2]	0.39 [2]
Net realized and unrealized gains (losses) on investments	(0.39)	0.44	(0.90)	(0.57)	0.85	(1.34)	(0.34)

Total from investment operations	(0.28)	0.78	(0.61)	(0.29)	1.11	(1.01)	0.05
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.05)	(0.14)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.08)	(0.53)
Net asset value, end of period	$10.25	$10.53	$9.75	$10.36	$10.80	$9.75	$10.84
Total return[3]	(2.66)%	8.00%	(5.89)%	(2.59)%	11.44%	(9.36)%	0.43%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.24%	1.01%	0.97%	1.02%	0.99%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.15%	3.37%	2.93%	2.80%	2.85%	3.26%	3.47%
Supplemental data
Portfolio turnover rate	81%	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$11,283	$18,213	$27,911	$41,045	$50,825	$266,849	$359,383

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$10.64	$9.83	$10.43	$10.86	$9.79	$10.87	$11.35
Net investment income	0.12 [2]	0.37 [2]	0.31 [2]	0.29 [2]	0.27 [2]	0.35 [2]	0.41 [2]
Net realized and unrealized gains (losses) on investments	(0.41)	0.44	(0.91)	(0.57)	0.86	(1.34)	(0.35)

Total from investment operations	(0.29)	0.81	(0.60)	(0.28)	1.13	(0.99)	0.06
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.06)	(0.15)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)	(0.39)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.09)	(0.54)
Net asset value, end of period	$10.35	$10.64	$9.83	$10.43	$10.86	$9.79	$10.87
Total return[3]	(2.73)%	8.24%	(5.75)%	(2.48)%	11.60%	(9.20)%	0.55%
Ratios to average net assets (annualized)
Gross expenses	1.18%	0.95%	0.74%	0.70%	0.75%	0.73%	0.72%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.28%	3.61%	3.06%	2.96%	2.95%	3.41%	3.62%
Supplemental data
Portfolio turnover rate	81%	129%	99%	68%	96%	136%	103%
Net assets, end of period (000s omitted)	$65,245	$77,727	$245,633	$443,888	$553,208	$689,964	$832,072

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  19

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The

20  |  Wells Fargo International Bond Fund

Notes to financial statements (unaudited)

Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $97,678,872 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,049,397

Gross unrealized losses	(8,658,075)

Net unrealized losses	$(2,608,678)

As of September 30, 2019, the Fund had capital loss carryforwards which consisted of $2,154,566 in short-term capital losses and $2,816,693 in long-term capital losses.

As of September 30, 2019, the Fund had fiscal year net deferred post-October capital losses consisting of $1,296,764 in long-term losses which was recognized on the first day of the current fiscal year.

As of September 30, 2019, the Fund had a qualified late-year ordinary loss of $10,000,814 which was recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo International Bond Fund  |  21

Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$7,621,597	$0	$7,621,597

Foreign corporate bonds and notes	0	9,743,202	0	9,743,202

Foreign government bonds	0	69,756,001	0	69,756,001

U.S. Treasury securities	1,742,168	0	0	1,742,168

Yankee corporate bonds and notes	0	2,974,322	0	2,974,322

Short-term investments

Investment companies	1,403,201	0	0	1,403,201

	3,145,369	90,095,122	0	93,240,491

Forward foreign currency contracts	0	4,046,879	0	4,046,879

Total assets	$3,145,369	$94,142,001	$0	$97,287,370

Liabilities

Forward foreign currency contracts	$0	$2,217,176	$0	$2,217,176

Total liabilities	$0	$2,217,176	$0	$2,217,176

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s

22  |  Wells Fargo International Bond Fund

Notes to financial statements (unaudited)

operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.575

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2020, Funds Distributor received $139 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2020.

Wells Fargo International Bond Fund  |  23

Notes to financial statements (unaudited)

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,731,610	$79,920,288	$11,965,713	$74,498,931

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2020, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $78,707,170 and $58,663,623 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended March 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$4,046,879	$(2,217,176)	$0	$1,829,703

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$2,217,176	$(2,217,176)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

24  |  Wells Fargo International Bond Fund

Notes to financial statements (unaudited)

on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo International Bond Fund  |  25

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo International Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo International Bond Fund  |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo International Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo International Bond Fund  |  29

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

30  |  Wells Fargo International Bond Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo International Bond Fund  |  31

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

32  |  Wells Fargo International Bond Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06224 05-20

SA235/SAR235 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo Strategic Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Strategic Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Strategic Income Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Strategic Income Fund

Letter to shareholders (unaudited)

Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Strategic Income Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Niklas Nordenfelt, CFA®‡

Alex Perrin

Scott M. Smith, CFA®‡

Lauren van Biljon, CFA®‡

Noah Wise, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WSIAX)	1-31-2013	-8.17	0.13	0.38	-4.36	0.96	0.96		1.10	0.92

Class C (WSICX)	1-31-2013	-6.11	0.23	0.22	-5.11	0.23	0.22		1.85	1.67

Administrator Class (WSIDX)	1-31-2013	–	–	–	-4.23	1.08	1.09		1.04	0.77

Institutional Class (WSINX)	1-31-2013	–	–	–	-3.98	1.31	1.28		0.77	0.62

Bloomberg Barclays U.S. Universal Bond Index[3]	–	–	–	–	7.15	3.35	3.23	*	–	–

ICE BofA 3-Month LIBOR Constant Maturity Index[4]	–	–	–	–	2.38	1.42	1.07	*	–	–

*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment- grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Strategic Income Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[5]

Xtrackers USD High Yield Corporate Bond ETF	1.92

SPDR Barclays High Yield Bond ETF	1.53

Mexico, 6.50%, 6-9-2022	1.24

Hertz Fleet Lease Funding LP Series 2019-1 Class E, 4.62%, 1-10-2033	1.18

Verus Securitization Trust Series 2019-3 Class A2, 2.94%, 7-25-2059	1.15

GS Mortgage Security Trust Series 2014-GC22 Class AS, 4.11%, 6-10-2047	1.13

Longtrain Leasing III LLC Series 2015-1A Class A2 , 4.06%, 1-15-2045	1.11

Ellington Financial Mortgage Trust Series 2019-1 Class M1, 3.59%, 6-25-2059	1.04

CLI Funding LLC Series 2019-1A Class A, 3.71%, 5-18-2044	0.98

BCC Funding Corporation Series 2019-1A Class D, 3.94%, 7-20-2027	0.97

Portfolio composition as of March 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]

The ICE BofA 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Strategic Income Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Consolidated expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$930.97	$4.30	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50	0.89%

Class C

Actual	$1,000.00	$927.09	$7.95	1.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32	1.65%

Administrator Class

Actual	$1,000.00	$931.43	$3.62	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%

Institutional Class

Actual	$1,000.00	$933.31	$2.90	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%

[1]

Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities: 0.77%
FNMA	4.04%	10-1-2020	$1,000,000	$1,000,194

Total Agency Securities (Cost $999,063)				1,000,194

Asset-Backed Securities: 7.90%
AmeriCredit Automobile Receivables Trust Series 2018-3 Class D	4.04	11-18-2024	1,100,000	1,109,945
Avis Budget Rental Car Funding LLC Series 2016-1A Class A 144A	2.99	6-20-2022	230,000	224,628
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	637,847
Bank of the West Auto Trust Series 2018-1 Class C 144A	3.98	5-15-2024	1,100,000	1,121,977
Capital Auto Receivables Trust Series 2018-2 Class C 144A	3.69	12-20-2023	1,200,000	1,201,984
Chesapeake Funding II LLC Series 2017-3A Class C 144A	2.78	8-15-2029	800,000	793,624
Chesapeake Funding II LLC Series 2017-3A Class D 144A	3.38	8-15-2029	120,000	119,388
Chesapeake Funding II LLC Series 2017-4A Class D 144A	3.26	11-15-2029	400,000	383,880
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,084,338	1,021,175
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	332,853	334,084
Hertz Fleet Lease Funding LP Series 2019-1 Class E 144A	4.62	1-10-2033	1,550,000	1,544,815
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	305,709
Tesla Auto Lease Trust Series 2018-A Class E 144A	4.94	3-22-2021	350,000	345,246
Tesla Auto Lease Trust Series 2018-B Class D 144A	5.29	11-22-2021	1,200,000	1,174,319

Total Asset-Backed Securities (Cost $10,405,640)				10,318,621

Corporate Bonds and Notes: 24.30%

Communication Services: 3.32%

Diversified Telecommunication Services: 0.16%
Level 3 Financing Incorporated	5.13	5-1-2023	150,000	147,374
Level 3 Financing Incorporated	5.38	1-15-2024	60,000	60,000

				207,374

Media: 1.93%
Block Communications Incorporated 144A	4.88	3-1-2028	150,000	139,500
CCO Holdings LLC 144A	4.50	8-15-2030	25,000	24,500
CCO Holdings LLC 144A	5.38	5-1-2025	150,000	153,780
Cinemark USA Incorporated	4.88	6-1-2023	50,000	37,375
CSC Holdings LLC 144A	6.50	2-1-2029	450,000	485,321
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	96,625
Gray Television Incorporated 144A	5.88	7-15-2026	150,000	144,420
Lamar Media Corporation 144A	4.00	2-15-2030	200,000	186,000
Lamar Media Corporation	5.00	5-1-2023	50,000	49,500
Match Group Incorporated 144A	4.13	8-1-2030	25,000	22,344
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	150,000	146,625
Nielsen Finance LLC 144A	5.00	4-15-2022	275,000	253,501
Outfront Media Capital Corporation 144A	4.63	3-15-2030	175,000	155,750
Outfront Media Capital Corporation 144A	5.00	8-15-2027	25,000	23,000
QVC Incorporated	4.75	2-15-2027	250,000	221,304
Salem Media Group Incorporated 144A ‡(a)	6.75	6-1-2024	175,000	137,988
Scripps Escrow Incorporated 144A	5.88	7-15-2027	125,000	110,000
The E.W. Scripps Company 144A	5.13	5-15-2025	150,000	132,000

				2,519,533

Wireless Telecommunication Services: 1.23%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	200,000	165,250
Sprint Capital Corporation	8.75	3-15-2032	250,000	330,625
Sprint Spectrum Company 144A	4.74	9-20-2029	700,000	714,000
Sprint Spectrum Company 144A	5.15	9-20-2029	65,000	69,225

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  7

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
T-Mobile USA Incorporated	4.75%	2-1-2028	$200,000	$206,500
T-Mobile USA Incorporated	6.38	3-1-2025	120,000	122,700

				1,608,300

Consumer Discretionary: 2.44%

Auto Components: 0.72%
Adient Global Holdings 144A	3.50	8-15-2024	515,000	369,196
Allison Transmission Incorporated 144A	4.75	10-1-2027	225,000	207,000
Allison Transmission Incorporated 144A	5.00	10-1-2024	150,000	145,500
Allison Transmission Incorporated 144A	5.88	6-1-2029	25,000	24,500
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	200,000	189,000

				935,196

Automobiles: 0.04%
Ford Motor Company	7.45	7-16-2031	80,000	57,600

Diversified Consumer Services: 0.13%
Carriage Services Incorporated 144A	6.63	6-1-2026	175,000	171,938

Hotels, Restaurants & Leisure: 0.63%
KFC Holding Company 144A	5.00	6-1-2024	250,000	245,000
McDonald’s Corporation	4.20	4-1-2050	500,000	553,965
Yum! Brands Incorporated 144A%%	7.75	4-1-2025	25,000	26,250

				825,215

Specialty Retail: 0.77%
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	19,000	16,150
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	107,000	90,950
Group 1 Automotive Incorporated	5.00	6-1-2022	50,000	46,000
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	100,000	102,625
Lithia Motors Incorporated 144A	5.25	8-1-2025	175,000	152,250
Lithia Motors Incorporated 144A	4.63	12-15-2027	200,000	180,020
Penske Auto Group Incorporated	3.75	8-15-2020	70,000	68,075
Penske Auto Group Incorporated	5.38	12-1-2024	150,000	123,557
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	46,250
Sonic Automotive Incorporated	6.13	3-15-2027	200,000	176,000

				1,001,877

Textiles, Apparel & Luxury Goods: 0.15%
Levi Strauss & Company	5.00	5-1-2025	200,000	189,000

Consumer Staples: 0.21%

Food Products: 0.21%
Kraft Heinz Foods Company 144A	4.88	10-1-2049	305,000	277,662

Energy: 3.86%

Energy Equipment & Services: 0.34%
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	125,000	16,875
Era Group Incorporated ‡(a)	7.75	12-15-2022	125,000	107,578
Hilcorp Energy Company 144A	5.75	10-1-2025	175,000	80,500
NGPL PipeCo LLC 144A	7.77	12-15-2037	25,000	24,907
Oceaneering International Incorporated	6.00	2-1-2028	150,000	57,437
USA Compression Partners LP	6.88	4-1-2026	250,000	156,250

				443,547

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 3.52%
Antero Midstream Partners LP 144A	5.75%	1-15-2028	$300,000	$192,000
Antero Resources Corporation	5.38	11-1-2021	25,000	18,188
Archrock Partners LP 144A	6.25	4-1-2028	25,000	17,250
Archrock Partners LP 144A	6.88	4-1-2027	300,000	213,030
Buckeye Partners LP	5.85	11-15-2043	375,000	251,138
Callon Petroleum Company	6.13	10-1-2024	75,000	13,313
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	350,000	56,000
Cheniere Energy Partners LP 144A	4.50	10-1-2029	375,000	333,750
Cheniere Energy Partners LP	5.25	10-1-2025	100,000	93,000
Cheniere Energy Partners LP	5.63	10-1-2026	200,000	186,000
Denbury Resources Incorporated 144A	9.00	5-15-2021	125,000	36,563
Denbury Resources Incorporated 144A	9.25	3-31-2022	275,000	66,000
EnLink Midstream Partners LP	4.40	4-1-2024	50,000	25,235
EnLink Midstream Partners LP	4.85	7-15-2026	225,000	110,633
EnLink Midstream Partners LP	5.05	4-1-2045	50,000	18,235
EnLink Midstream Partners LP	5.45	6-1-2047	237,000	78,163
Enviva Partners LP 144A	6.50	1-15-2026	500,000	487,500
EQT Corporation	7.00	2-1-2030	750,000	558,765
Gulfport Energy Corporation	6.00	10-15-2024	450,000	110,250
Indigo Natural Resources LLC 144A	6.88	2-15-2026	350,000	231,000
Murphy Oil Corporation	5.75	8-15-2025	155,000	82,941
Murphy Oil Corporation	5.88	12-1-2027	200,000	104,560
Occidental Petroleum Corporation	4.10	2-1-2021	5,000	4,230
Occidental Petroleum Corporation	6.45	9-15-2036	325,000	155,435
Occidental Petroleum Corporation	6.60	3-15-2046	25,000	11,782
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	50,000	30,068
Southern Star Central Corporation 144A	5.13	7-15-2022	200,000	197,722
Southwestern Energy Company	7.75	10-1-2027	225,000	147,938
Sunoco Logistics Partner LP	5.40	10-1-2047	750,000	595,486
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	225,000	123,750
Ultra Resources Incorporated 144A ‡(a)	7.13	4-15-2025	75,000	1,350
Western Midstream Partners LP	4.05	2-1-2030	100,000	44,013

				4,595,288

Financials: 4.24%

Banks: 1.06%
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	278,250
JPMorgan Chase & Company (3 Month LIBOR +3.13%) ±(s)	4.60	2-1-2025	500,000	437,600
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	350,000	332,500
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	100,000	100,000
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	236,250

				1,384,600

Capital Markets: 0.41%
International Finance Corporation	6.30	11-25-2024	33,500,000	435,205
MSCI Incorporated 144A	5.75	8-15-2025	100,000	103,236

				538,441

Consumer Finance: 1.20%
FirstCash Incorporated 144A	5.38	6-1-2024	175,000	167,563
Ford Motor Credit Company LLC	3.20	1-15-2021	1,000,000	966,250
General Motors Financial Company Incorporated	5.65	1-17-2029	170,000	152,281
Springleaf Finance Corporation	5.38	11-15-2029	50,000	45,776

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  9

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Springleaf Finance Corporation	6.63%	1-15-2028	$225,000	$210,690
Springleaf Finance Corporation	7.13	3-15-2026	25,000	24,469

				1,567,029

Diversified Financial Services: 0.15%
LPL Holdings Incorporated 144A	5.75	9-15-2025	200,000	192,000

Insurance: 1.42%
AmWINS Group Incorporated 144A	7.75	7-1-2026	145,000	141,556
Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	227,774
HUB International Limited 144A	7.00	5-1-2026	250,000	247,500
Lincoln National Corporation	7.00	6-15-2040	855,000	943,025
MetLife Incorporated	6.40	12-15-2066	200,000	208,721
USI Incorporated 144A	6.88	5-1-2025	100,000	93,000

				1,861,576

Health Care: 1.95%

Health Care Equipment & Supplies: 0.17%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	75,000	73,875
Hologic Incorporated 144A	4.38	10-15-2025	150,000	148,544

				222,419

Health Care Providers & Services: 1.62%
Community Health Systems Incorporated 144A	6.63	2-15-2025	250,000	231,250
Encompass Health Corporation	4.50	2-1-2028	75,000	73,556
Highmark Incorporated 144A	6.13	5-15-2041	850,000	1,119,869
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	125,000	108,758
MPT Operating Partnership LP	4.63	8-1-2029	250,000	230,000
Select Medical Corporation 144A	6.25	8-15-2026	125,000	125,000
Tenet Healthcare Corporation	5.13	5-1-2025	125,000	118,125
Vizient Incorporated 144A	6.25	5-15-2027	105,000	104,781

				2,111,339

Health Care Technology: 0.12%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	175,000	161,875

Pharmaceuticals: 0.04%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	25,000	23,668
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	25,000	23,375

				47,043

Industrials: 1.78%

Aerospace & Defense: 0.17%
BBA US Holdings Incorporated 144A	4.00	3-1-2028	50,000	45,140
BBA US Holdings Incorporated 144A	5.38	5-1-2026	34,000	32,895
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	150,000	140,250

				218,285

Air Freight & Logistics: 0.02%
Cargo Aircraft Management Company 144A	4.75	2-1-2028	25,000	23,188

Airlines: 0.56%
Delta Air Lines Incorporated	2.00	12-10-2029	800,000	727,821

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Commercial Services & Supplies: 0.55%
Advanced Disposal Services Incorporated 144A	5.63%	11-15-2024	$50,000	$50,625
Covanta Holding Corporation	5.88	3-1-2024	75,000	70,688
Covanta Holding Corporation	6.00	1-1-2027	175,000	145,760
IAA Spinco Incorporated 144A	5.50	6-15-2027	200,000	193,500
KAR Auction Services Incorporated 144A	5.13	6-1-2025	275,000	262,625

				723,198

Machinery: 0.19%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	150,000	148,187
Trimas Corporation 144A	4.88	10-15-2025	110,000	103,813

				252,000

Trading Companies & Distributors: 0.17%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	299,000	219,018

Transportation Infrastructure: 0.12%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	200,000	156,854

Information Technology: 2.80%

Communications Equipment: 0.69%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	50,000	45,760
CommScope Technologies Finance LLC 144A	8.25	3-1-2027	100,000	96,390
Motorola Solutions Incorporated	5.50	9-1-2044	750,000	756,912

				899,062

IT Services: 0.46%
Cardtronics Incorporated 144A	5.50	5-1-2025	300,000	285,000
Gartner Incorporated 144A	5.13	4-1-2025	325,000	317,688

				602,688

Semiconductors & Semiconductor Equipment: 0.95%
Broadcom Incorporated 144A	5.00	4-15-2025	150,000	151,452
NVIDIA Corporation	3.50	4-1-2050	1,000,000	1,091,724

				1,243,176

Software: 0.48%
CDK Global Incorporated	4.88	6-1-2027	50,000	51,250
Fair Isaac Corporation 144A	4.00	6-15-2028	150,000	144,000
Fair Isaac Corporation 144A	5.25	5-15-2026	50,000	49,500
IQVIA Incorporated 144A	5.00	5-15-2027	200,000	204,500
SS&C Technologies Incorporated 144A	5.50	9-30-2027	175,000	180,469

				629,719

Technology Hardware, Storage & Peripherals: 0.22%
NCR Corporation 144A	5.75	9-1-2027	150,000	136,500
NCR Corporation	5.00	7-15-2022	50,000	47,000
NCR Corporation	6.38	12-15-2023	100,000	98,749

				282,249

Materials: 0.88%

Chemicals: 0.18%
Valvoline Incorporated 144A	4.25	2-15-2030	250,000	232,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  11

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Containers & Packaging: 0.50%
Berry Global Incorporated 144A	4.88%	7-15-2026		$50,000	$50,500
Crown Americas Capital Corporation VI	4.75	2-1-2026		200,000	204,940
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025		100,000	93,500
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026		200,000	184,213
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025		125,000	118,750

					651,903

Metals & Mining: 0.18%
Freeport-McMoRan Incorporated	4.13	3-1-2028		75,000	65,654
Novelis Corporation 144A	5.88	9-30-2026		175,000	171,739

					237,393

Paper & Forest Products: 0.02%
Clearwater Paper Corporation 144A	5.38	2-1-2025		25,000	22,750

Real Estate: 0.65%

Equity REITs: 0.65%
CoreCivic Incorporated	4.63	5-1-2023		225,000	204,750
ESH Hospitality Incorporated 144A	5.25	5-1-2025		175,000	147,000
SBA Communications Corporation 144A	3.88	2-15-2027		300,000	300,750
The Geo Group Incorporated	5.13	4-1-2023		225,000	168,750
The Geo Group Incorporated	5.88	10-15-2024		50,000	35,000

					856,250

Utilities: 2.17%

Electric Utilities: 1.29%
Edison International %%	4.95	4-15-2025		1,000,000	997,690
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		275,000	268,125
Oglethorpe Power Corporation	4.25	4-1-2046		400,000	417,108

					1,682,923

Independent Power & Renewable Electricity Producers: 0.88%
NSG Holdings LLC 144A	7.75	12-15-2025		74,321	74,321
Pattern Energy Group Incorporated 144A	5.88	2-1-2024		600,000	595,608
TerraForm Power Operating LLC 144A	4.25	1-31-2023		100,000	99,250
TerraForm Power Operating LLC 144A	4.75	1-15-2030		100,000	97,000
TerraForm Power Operating LLC 144A	5.00	1-31-2028		275,000	288,145

					1,154,324

Total Corporate Bonds and Notes (Cost $35,052,808)					31,734,153

			Shares
Exchange-Traded Funds: 3.45%
SPDR Barclays High Yield Bond ETF				21,108	1,999,772
Xtrackers USD High Yield Corporate Bond ETF				57,000	2,511,990

Total Exchange-Traded Funds (Cost $4,484,802)					4,511,762

			Principal
Foreign Corporate Bonds and Notes: 8.85%

Communication Services: 0.57%

Diversified Telecommunication Services: 0.34%
Global Switch Holdings Limited	2.25	5-31-2027	EUR	400,000	450,564

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value

Media: 0.23%
Ziggo Bond Company BV 144A	3.38%	2-28-2030	EUR	300,000	$296,436

Consumer Discretionary: 1.23%

Auto Components: 0.22%
HP Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	450,000	292,840

Automobiles: 0.39%
Peugeot SA Company	2.00	3-20-2025	EUR	500,000	507,602

Diversified Consumer Services: 0.32%
Intertrust Group BV 144A	3.38	11-15-2025	EUR	400,000	419,984

Hotels, Restaurants & Leisure: 0.30%
Accor SA	1.25	1-25-2024	EUR	400,000	391,232

Consumer Staples: 1.53%

Food & Staples Retailing: 0.51%
Casino Guichard Perracho SA	3.58	2-7-2025	EUR	400,000	352,654
Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	400,000	317,635

					670,289

Food Products: 0.71%
Danone SA (s)	1.75	3-27-2023	EUR	400,000	423,813
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	500,000	499,613

					923,426

Household Products: 0.31%
Energizer Gamma Acquisition BV 144A	4.63	7-15-2026	EUR	400,000	397,044

Energy: 0.74%

Oil, Gas & Consumable Fuels: 0.74%
Eni SpA	1.13	9-19-2028	EUR	800,000	853,291
Total SA	3.88	12-29-2049	EUR	100,000	111,490

					964,781

Financials: 2.57%

Banks: 1.21%
Asian Development Bank	6.20	10-6-2026	INR	18,450,000	236,834
Bankia SA (s)	6.00	7-18-2022	EUR	600,000	504,914
Caixa Geral de Depositos SA «	5.75	6-28-2028	EUR	400,000	399,250
Caixa Geral de Depositos SA (s)	10.75	3-30-2022	EUR	400,000	434,542

					1,575,540

Consumer Finance: 0.33%
FCA Bank SpA	1.00	11-15-2021	EUR	400,000	435,205

Diversified Financial Services: 0.72%
JAB Holdings BV	1.75	6-25-2026	EUR	400,000	443,355
LKQ European Holdings BV Company 144A	3.63	4-1-2026	EUR	500,000	491,311

					934,666

Thrifts & Mortgage Finance: 0.31%
Deutsche Pfandbriefbank AG	2.88	6-28-2027	EUR	400,000	404,509

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  13

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Industrials: 0.78%

Commercial Services & Supplies: 0.59%
Paprec Holding SA 144A	4.00%	3-31-2025	EUR	450,000	$339,997
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	428,101

					768,098

Road & Rail: 0.19%
Europcar Groupe SA 144A	4.13	11-15-2024	EUR	500,000	255,586

Information Technology: 0.34%

IT Services: 0.34%
Capgemini SE	1.00	10-18-2024	EUR	400,000	438,844

Real Estate: 0.76%

Equity REITs: 0.30%
Unibail Rodamco SE (s)	2.13	7-25-2023	EUR	400,000	388,221

Real Estate Management & Development: 0.46%
Akelius Residential Property AB	3.88	10-5-2078	EUR	500,000	498,043
ATF Netherlands BV	1.50	7-15-2024	EUR	100,000	108,794

					606,837

Utilities: 0.33%

Multi-Utilities: 0.33%
EP Infrastructure AS	1.66	4-26-2024	EUR	400,000	434,327

Total Foreign Corporate Bonds and Notes (Cost $13,616,853)					11,556,031

Foreign Government Bonds: 8.59%
Argentina ¤	0.00	5-28-2020	ARS	27,625,000	273,828
Brazil	10.00	1-1-2021	BRL	2,440,000	489,417
Brazil	10.00	1-1-2023	BRL	2,765,000	589,055
Colombia	7.00	5-4-2022	COP	4,500,000,000	1,146,224
Dominican Republic 144A	4.50	1-30-2030	DOP	200,000	174,000
Indonesia	6.50	6-15-2025	IDR	13,500,000,000	802,054
Indonesia	7.00	5-15-2022	IDR	16,000,000,000	998,063
Malaysia	3.88	3-10-2022	MYR	3,500,000	827,209
Malaysia	3.96	9-15-2025	MYR	2,300,000	553,725
Mexico	6.50	6-9-2022	MXN	38,260,000	1,615,944
Mexico	6.50	6-9-2022	MXN	7,000,000	295,651
Republic of South Africa	6.75	3-31-2021	ZAR	20,325,000	1,150,009
Republic of South Africa	8.75	2-28-2048	ZAR	9,100,000	381,365
Romania	3.40	3-8-2022	RON	4,000,000	906,741
Russia	6.50	2-28-2024	RUB	80,000,000	1,020,637

Total Foreign Government Bonds (Cost $13,622,946)					11,223,922

Loans: 2.49%

Communication Services: 0.74%

Media: 0.74%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±	5.24	8-27-2026		$396,482	313,221
Charter Communications Operating LLC (1 Month LIBOR +1.75%) ±	2.74	4-30-2025		492,443	471,308
Gray Television Incorporated (1 Month LIBOR +2.50%) ±‡	4.02	1-2-2026		84,964	78,677
Mission Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	3.83	1-17-2024		21,328	19,835
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	3.19	1-17-2024		82,697	76,908

					959,949

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 0.36%

Distributors: 0.20%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±‡	5.09%	11-14-2022	$297,939	$264,421

Hotels, Restaurants & Leisure: 0.16%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±‡	3.24	8-8-2021	235,807	208,690

Financials: 0.46%

Capital Markets: 0.33%
Nexus Buyer LLC (1 Month LIBOR +3.75%) ±‡	4.61	11-9-2026	199,500	177,056
Tortoise Borrower LLC (1 Month LIBOR +3.50%) ±‡	5.10	1-31-2025	99,241	74,430
VFH Parent LLC (1 Month LIBOR +3.00%) ±	4.01	3-1-2026	200,000	181,500

				432,986

Diversified Financial Services: 0.10%
Intelsat Jackson Holdings SA (3 Month LIBOR +3.75%) ±	5.68	11-27-2023	140,332	127,878

Insurance: 0.03%
HUB International Limited (3 Month LIBOR +4.00%) ±	5.69	4-25-2025	24,938	23,379
USI Incorporated (1 Month LIBOR +4.00%) ±	4.99	12-2-2026	24,938	22,277

				45,656

Health Care: 0.22%

Pharmaceuticals: 0.22%
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	3.61	6-2-2025	300,758	284,592

Industrials: 0.12%

Commercial Services & Supplies: 0.02%
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±‡	3.19	9-19-2026	22,657	20,845

Machinery: 0.10%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	3.95	1-31-2024	148,004	130,244

Information Technology: 0.46%

Electronic Equipment, Instruments & Components: 0.43%
Dell International LLC (1 Month LIBOR +2.00%) ±	2.99	9-19-2025	584,675	555,810

Software: 0.03%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±‡	4.49	7-24-2026	49,750	45,273

Materials: 0.13%

Containers & Packaging: 0.13%
RING Container Technologies (1 Month LIBOR +2.75%) ±‡	3.74	10-31-2024	198,975	169,129

Total Loans (Cost $3,601,326)				3,245,473

Municipal Obligations: 0.26%

Illinois: 0.10%

GO Revenue: 0.10%
Chicago IL Refunding Bonds Taxable Project Series E	6.05	1-1-2029	125,000	134,635

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  15

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Maryland: 0.08%

Education Revenue: 0.08%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75%	7-1-2023	$100,000	$99,155

Pennsylvania: 0.08%

Health Revenue: 0.08%
Quakertown PA General Authority U.S. Department of Agriculture Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	100,000	99,342

Total Municipal Obligations (Cost $330,015)				333,132

Non-Agency Mortgage-Backed Securities: 25.79%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	700,000	441,606
ALM Loan Funding Series 2016-18A Class A2R (3 Month LIBOR +1.65%) 144A±	3.48	1-15-2028	600,000	577,822
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	465,940	464,052
Arroyo Mortgage Trust Series 2019-2 Class A2 144A±±	3.50	4-25-2049	1,212,023	1,155,225
Avant Loans Funding Trust Series 2019-A Class A 144A	3.48	7-15-2022	303,548	295,324
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.47	6-5-2030	150,000	148,037
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	1,300,000	1,260,923
BlueMountain CLO Limited Series 2015-3A Class A1R (3 Month LIBOR +1.00%) 144A±	2.82	4-20-2031	700,000	657,810
BX Trust Series 2019-11 Class D 144A±±	4.08	12-9-2041	500,000	392,205
CFCRE Commercial Mortgage Trust Series 2016-C7 Class AM	4.16	12-10-2054	400,000	412,287
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	3.22	4-18-2031	1,000,000	903,016
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	1,378,160	1,281,099
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	551,271	522,460
CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	578,695	586,820
Consumer Lending Receivables LLC Series 2019-A Class A 144A	3.52	4-15-2026	489,488	473,824
Consumer Loan Underlying Bond Credit Trust Series 2018-P2 Class B 144A	4.10	10-15-2025	500,000	340,573
Consumer Loan Underlying Bond Credit Trust Series 2018-P3 Class A 144A	3.82	1-15-2026	372,710	362,151
Deephaven Residential Mortgage Trust Series 2019-1A Class A2 144A±±	3.90	1-25-2059	807,398	786,713
Deephaven Residential Mortgage Trust Series 2019-3A Class B1 144A±±	4.26	7-25-2059	500,000	438,439
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	349,125	322,605
Ellington Financial Mortgage Trust Series 2019-1 Class M1 144A±±	3.59	6-25-2059	1,500,000	1,354,250
Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	683,084	653,135
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.49	11-25-2023	400,000	389,683
GS Mortgage Security Trust Series 2014-GC22 Class AS	4.11	6-10-2047	1,450,000	1,481,670
GS Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR +1.40%) 144A±	2.10	11-15-2032	1,600,000	1,250,497
Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68	5-15-2043	657,631	582,230
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,568,304	1,449,431
Marlette Funding Trust Series 2018-3A Class A 144A	3.20	9-15-2028	67,424	66,970
Marlette Funding Trust Series 2018-4A Class B 144A	4.21	12-15-2028	1,100,000	1,034,467
Marlette Funding Trust Series 2019-1A Class A 144A	3.44	4-16-2029	521,268	503,302
MP CLO VIII Limited Series 2015-2A Class AR (3 Month LIBOR +0.91%) 144A±	2.71	10-28-2027	592,314	553,982
Navistar Financial Dealer Note Series 2018-1 Class D (1 Month LIBOR +1.55%) 144A±	2.50	9-25-2023	600,000	580,646
New Residential Mortgage Loan Trust Series 2018-NQM1 Class A3 144A±±	4.14	11-25-2048	415,257	396,035
Onemain Financial Issuance Trust Series 2019-1A Class D 144A	4.22	2-14-2031	1,100,000	930,535
Oxford Finance Funding Trust Series 2019-1A Class A2 144A	4.46	2-15-2027	800,000	807,051
SoFi Consumer Loan Program Trust Series 2016-3 Class A 144A	3.05	12-26-2025	35,451	35,108
SoFi Consumer Loan Program Trust Series 2017-2 Class A 144A	3.28	2-25-2026	314,705	313,312
SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	573,771

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76%	11-26-2027	$300,000	$262,772
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	115,197	116,127
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	306,345
Store Master Funding LLC Series 2014-1A Class A2 144A	5.00	4-20-2044	97,083	78,717
Store Master Funding LLC Series 2015-1A Class A1 144A	3.75	4-20-2045	1,346,075	1,191,103
Taco Bell Funding LLC Series 2018-1A Class A21 144A	4.32	11-25-2048	987,500	962,822
Textainer Marine Containers Limited Series 2017-1A Class B 144A	4.85	5-20-2042	125,485	113,796
Textainer Marine Containers Limited Series 2017-2A Class B 144A	4.75	6-20-2042	77,678	69,788
Venture CDO Limited Series 2016-23A Class AR (3 Month LIBOR +1.07%) 144A±	2.89	7-19-2028	700,000	676,609
Venture CDO Limited Series 2017-28A Class A2 (3 Month LIBOR +1.11%) 144A±	2.93	7-20-2030	1,180,000	1,109,758
Venture CDO Limited Series 2018-35A Class AS (3 Month LIBOR +1.15%) 144A±	2.95	10-22-2031	1,300,000	1,232,260
Verus Securitization Trust Series 2019-1 Class M1 144A±±	4.03	12-25-2059	200,000	177,325
Verus Securitization Trust Series 2019-3 Class A2 144A	2.94	7-25-2059	1,563,991	1,502,297
Visio Trust Series 2019-1 Class A1 144A±±	3.57	6-25-2054	1,167,426	1,102,536

Total Non-Agency Mortgage-Backed Securities (Cost $36,491,083)				33,681,321

		Expiration date	Shares
Rights: 0.00%

Utilities: 0.00%

Independent Power & Renewable Electricity Producers: 0.00%
Vistra Energy Corporation †		12-31-2046	6,516	6,516

Total Rights (Cost $6,757)				6,516

		Maturity date	Principal
U.S. Treasury Securities: 0.66%
U.S. Treasury Bond	2.25	8-15-2049	$440,000	535,322
U.S. Treasury Bond	2.38	11-15-2049	260,000	324,513

Total U.S. Treasury Securities (Cost $734,174)				859,835

Yankee Corporate Bonds and Notes: 4.75%

Communication Services: 0.15%

Diversified Telecommunication Services: 0.15%
Intelsat Luxembourg SA	8.13	6-1-2023	50,000	10,250
Telesat Canada Incorporated 144A	6.50	10-15-2027	200,000	192,000

				202,250

Energy: 0.44%

Energy Equipment & Services: 0.07%
Valaris plc	4.88	6-1-2022	375,000	81,563
Valaris plc	5.75	10-1-2044	175,000	11,706

				93,269

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  17

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 0.37%
Baytex Energy Corporation 144A	5.63%	6-1-2024	$425,000	$157,250
Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	231,250
Petroleos Mexicanos Company 144A	6.84	1-23-2030	120,000	86,822

				475,322

Financials: 3.32%

Banks: 1.86%
ABN AMRO Bank NV 144A	4.75	7-28-2025	200,000	200,257
Banco Internacional del Peru 144A	3.25	10-4-2026	525,000	462,005
Deutsche Bank AG	4.88	12-1-2032	500,000	410,000
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	635,000	618,785
Itau Unibanco Holding SA 144A	3.25	1-24-2025	800,000	746,160

				2,437,207

Diversified Financial Services: 0.14%
Intelsat Jackson Holdings SA	5.50	8-1-2023	260,000	159,900
Trivium Packaging Finance BV 144A	5.50	8-15-2026	25,000	24,875

				184,775

Insurance: 1.13%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	810,000	827,118
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	400,000	407,600
Validus Holdings Limited	8.88	1-26-2040	160,000	238,068

				1,472,786

Thrifts & Mortgage Finance: 0.19%
Nationwide Building Society 144A	4.13	10-18-2032	250,000	244,596

Health Care: 0.55%

Pharmaceuticals: 0.55%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	8,000	7,840
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	50,515
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	225,000	221,625
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	25,000	25,625
Teva Pharmaceutical Finance Netherlands I BV	2.20	7-21-2021	200,000	191,036
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	175,000	127,750
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	100,000	97,000

				721,391

Industrials: 0.29%

Commercial Services & Supplies: 0.16%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	200,000	202,000

Transportation Infrastructure: 0.13%
Asciano Finance Limited 144A	4.63	9-23-2020	170,000	171,932

Total Yankee Corporate Bonds and Notes (Cost $6,973,743)				6,205,528

Yankee Government Bonds: 1.11%
Commonwealth of Bahamas	6.00	11-21-2028	200,000	174,000
Mongolia Government	5.63	5-1-2023	200,000	177,994
Provincia de Cordoba 144A	7.13	6-10-2021	250,000	162,190

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)
Provincia de Cordoba 144A	7.13%	8-1-2027	$550,000	$246,818
Provincia de Santa Fe	7.00	3-23-2023	350,000	210,000
Republic of Angola	9.50	11-12-2025	400,000	165,200
Republic of Rwanda	6.63	5-2-2023	200,000	178,896
Republic of Sri Lanka	5.75	1-18-2022	200,000	132,000

Total Yankee Government Bonds (Cost $2,335,545)				1,447,098

	Yield		Shares
Short-Term Investments: 9.20%

Investment Companies: 9.20%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11		329,798	329,831
Wells Fargo Government Money Market Fund Select Class (l)(u)##*	0.35		11,679,571	11,679,571

Total Short-Term Investments (Cost $12,009,402)				12,009,402

Total investments in securities (Cost $140,664,157)	98.12%	128,132,988

Other assets and liabilities, net	1.88	2,452,208

Total net assets	100.00%	$130,585,196

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
‡	Security is valued using significant unobservable inputs.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
«	All or a portion of this security is on loan.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.

Abbreviations:

ARS	Argentine peso

BRL	Brazilian real

COP	Colombian peso

DOP	Dominican peso

EUR	Euro

FNMA	Federal National Mortgage Association

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDR	Indonesian rupiah

INR	Indian rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

REIT	Real estate investment trust

RON	Romanian leu

RUB	Russian ruble

ZAR	South African rand

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  19

Consolidated portfolio of investments—March 31, 2020 (unaudited)

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

U.S. Long Bond	20	6-19-2020	$3,324,629	$3,581,250	$256,621	$0

10-Year Canadian Treasury Bonds	161	6-19-2020	16,696,481	16,833,326	136,845	0

10-Year Ultra Futures	57	6-19-2020	8,454,132	8,893,781	439,649	0

5-Year U.S. Treasury Notes	9	6-30-2020	1,122,905	1,128,234	5,329	0

Short

Euro-Bund Futures	(153)	6-8-2020	(29,584,116)	(29,109,960)	474,156	0

Euro-BOBL Futures	(83)	6-8-2020	(12,458,554)	(12,377,211)	81,343	0

10-Year U.S. Treasury Notes	(105)	6-19-2020	(13,962,797)	(14,562,187)	0	(599,390)

U.S. Ultra Bond	(21)	6-19-2020	(4,249,837)	(4,659,375)	0	(409,538)

					$1,393,943	$(1,008,928)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,392,137 USD	5,000,000,000 COP	State Street Bank	4-13-2020	$161,863	$0

1,025,000 ZAR	57,478 USD	State Street Bank	5-11-2020	0	(493)

1,871,987 USD	29,000,000 ZAR	State Street Bank	5-11-2020	259,742	0

10,400,000 MXN	435,075 USD	State Street Bank	5-26-2020	0	(153)

2,852,881 USD	57,000,000 MXN	State Street Bank	5-26-2020	469,170	0

1,976,761 USD	27,900,000,000 IDR	State Street Bank	5-28-2020	274,566	0

1,298,539 USD	5,725,000 BRL	State Street Bank	5-29-2020	200,971	0

9,950,000,000 IDR	601,754 USD	State Street Bank	6-4-2020	4,920	0

54,600,000 RUB	694,833 USD	State Street Bank	6-8-2020	0	(6,804)

2,029,076 USD	136,500,000 RUB	State Street Bank	6-8-2020	309,002	0

1,750,000 EUR	1,986,462 USD	State Street Bank	6-9-2020	0	(51,344)

342,024 USD	310,000 EUR	State Street Bank	6-9-2020	0	(769)

1,500,000 GBP	1,952,045 USD	State Street Bank	6-10-2020	0	(86,569)

1,846,815 USD	1,500,000 GBP	State Street Bank	6-10-2020	0	(18,660)

195,000,000 JPY	1,850,095 USD	State Street Bank	6-18-2020	0	(30,607)

219,037 USD	23,490,000 JPY	State Street Bank	6-18-2020	0	(141)

17,333,136 USD	15,962,000 EUR	Citibank	6-30-2020	0	(330,870)

4,070,000 EUR	4,414,933 USD	Citibank	6-30-2020	89,046	0

1,550,000 EUR	1,682,990 USD	Citibank	6-30-2020	32,284	0

				$1,801,564	$(526,410)

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premium paid	Unrealized gains	Unrealized losses

Sell protection

Markit CDX North America High Yield Index*	5.00%	Quarterly	12-20-2024	8,820,000 USD	$(537,743)	$41,714	$0	$(579,457)

*	Represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Strategic Income Fund

Consolidated portfolio of investments—March 31, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,264,839	23,196,351	(24,131,392)	329,798	$(19)	$0	$18,935	#	$329,831
Wells Fargo Government Money Market Fund Select Class	5,727,766	50,083,199	(44,131,394)	11,679,571	0	0	21,982		11,679,571

					$(19)	$0	$40,917		$12,009,402	9.20%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  21

Consolidated statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities (including $314,142 of securities loaned), at value (cost $128,654,755)	$116,123,586
Investments in affiliated securities, at value (cost $12,009,402)	12,009,402
Cash	395,795
Cash at broker segregated for futures contracts	1,324,113
Cash at broker segregated for centrally cleared swap contracts	945,142
Foreign currency, at value (cost $165,661)	140,280
Receivable for investments sold	403,900
Receivable for Fund shares sold	1,694,508
Receivable for interest	1,280,002
Receivable for daily variation margin on open futures contracts	261,123
Receivable for securities lending income, net	1,994
Unrealized gains on forward foreign currency contracts	1,801,564
Prepaid expenses and other assets	55,791

Total assets	136,437,200

Liabilities
Payable for investments purchased	3,242,605
Payable upon receipt of securities loaned	329,503
Cash collateral due to broker for forward foreign currency contracts	1,070,000
Unrealized losses on forward foreign currency contracts	526,410
Payable for daily variation margin on centrally cleared swap contracts	537,743
Management fee payable	42,016
Administration fees payable	9,378
Distribution fee payable	395
Trustees’ fees and expenses payable	4,080
Accrued expenses and other liabilities	89,874

Total liabilities	5,852,004

Total net assets	$130,585,196

Net assets consist of
Paid-in capital	$141,242,573
Total distributable loss	(10,657,377)

Total net assets	$130,585,196

Computation of net asset value and offering price per share
Net assets – Class A	$1,129,443
Shares outstanding – Class A1	129,287
Net asset value per share – Class A	$8.74
Maximum offering price per share – Class A2	$9.10
Net assets – Class C	$587,856
Shares outstanding – Class C1	67,476
Net asset value per share – Class C	$8.71
Net assets – Administrator Class	$33,909
Shares outstanding – Administrator Class[1]	3,857
Net asset value per share – Administrator Class	$8.79
Net assets – Institutional Class	$128,833,988
Shares outstanding – Institutional Class[1]	14,761,088
Net asset value per share – Institutional Class	$8.73

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Strategic Income Fund

Consolidated statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $22,016)	$3,291,710
Dividends	135,240
Income from affiliated securities	27,622

Total investment income	3,454,572

Expenses
Management fee	396,375
Administration fees
Class A	1,034
Class C	442
Administrator Class	23
Institutional Class	59,643
Shareholder servicing fees
Class A	1,616
Class C	691
Administrator Class	58
Distribution fee
Class C	2,070
Custody and accounting fees	20,130
Professional fees	27,931
Registration fees	29,382
Shareholder report expenses	15,041
Trustees’ fees and expenses	11,029
Other fees and expenses	3,306

Total expenses	568,771
Less: Fee waivers and/or expense reimbursements
Fund-level	(110,591)
Class A	(244)
Class C	(84)
Administrator Class	(28)

Net expenses	457,824

Net investment income	2,996,748

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	525,640
Affiliated securities	(19)
Futures contracts	736,533
Forward foreign currency contracts	554,878
Swap contracts	(10,412)

Net realized gains on investments	1,806,620

Net change in unrealized gains (losses) on
Unaffiliated securities	(14,400,911)
Futures contracts	(159,371)
Forward foreign currency contracts	997,371
Swap contracts	(651,612)

Net change in unrealized gains (losses) on investments	(14,214,523)

Net realized and unrealized gains (losses) on investments	(12,407,903)

Net decrease in net assets resulting from operations	$(9,411,155)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  23

Consolidated statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019

Operations
Net investment income		$2,996,748		$5,933,019
Net realized gains (losses) on investments		1,806,620		(1,109,628)
Net change in unrealized gains (losses) on investments		(14,214,523)		3,592,086

Net increase (decrease) in net assets resulting from operations		(9,411,155)		8,415,477

Distributions to shareholders from net investment income and net realized gains
Class A		(16,451)		(49,220)
Class C		(5,393)		(15,657)
Administrator Class		(526)		(32,865)
Institutional Class		(2,187,906)		(5,853,845)

Total distributions to shareholders		(2,210,276)		(5,951,587)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	83,627	802,546	348,536	3,298,070
Class C	19,110	182,825	31,806	297,418
Administrator Class	402	3,822	7,156	67,124
Institutional Class	711,610	6,548,743	18,145,872	169,524,726

		7,537,936		173,187,338

Reinvestment of distributions
Class A	1,719	16,451	5,230	49,054
Class C	564	5,393	1,676	15,657
Administrator Class	41	392	3,474	32,494
Institutional Class	216,298	2,067,365	596,321	5,581,802

		2,089,601		5,679,007

Payment for shares redeemed
Class A	(102,742)	(985,015)	(341,311)	(3,228,609)
Class C	(7,047)	(66,116)	(33,529)	(314,988)
Administrator Class	(4,423)	(42,544)	(581,301)	(5,483,073)
Institutional Class	(2,324,166)	(21,730,545)	(7,379,074)	(69,328,595)

		(22,824,220)		(78,355,265)

Net increase (decrease) in net assets resulting from capital share transactions		(13,196,683)		100,511,080

Total increase (decrease) in net assets		(24,818,114)		102,974,970

Net assets
Beginning of period		155,403,310		52,428,340

End of period		$130,585,196		$155,403,310

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Strategic Income Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
CLASS A		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.50	$9.43	$9.59	$9.25	$9.13	$9.72	$9.66
Net investment income	0.17 [2]	0.34 [2]	0.31 [2]	0.33 [2]	0.31	0.34	0.37
Net realized and unrealized gains (losses) on investments	(0.81)	0.09	(0.16)	0.22	(0.01)	(0.69)	(0.05)

Total from investment operations	(0.64)	0.43	0.15	0.55	0.30	(0.35)	0.32
Distributions to shareholders from
Net investment income	(0.12)	(0.36)	(0.31)	(0.21)	(0.13)	(0.22)	(0.26)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.05)	(0.02)	0.00

Total distributions to shareholders	(0.12)	(0.36)	(0.31)	(0.21)	(0.18)	(0.24)	(0.26)
Net asset value, end of period	$8.74	$9.50	$9.43	$9.59	$9.25	$9.13	$9.72
Total return[3]	(6.90)%	4.66%	1.59%	6.05%	3.34%	(3.64)%	3.36%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.09%	1.45%	1.78%	1.80%	1.63%	1.51%
Net expenses	0.89%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.69%	3.65%	3.26%	3.47%	3.85%	3.77%	4.02%
Supplemental data
Portfolio turnover rate	42%	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$1,129	$1,394	$1,266	$896	$1,047	$928	$714

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  25

Consolidated financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
CLASS C		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.49	$9.41	$9.57	$9.22	$9.10	$9.71	$9.65
Net investment income	0.11	0.27	0.23	0.29	0.25	0.28	0.31
Net realized and unrealized gains (losses) on investments	(0.79)	0.10	(0.15)	0.18	(0.02)	(0.68)	(0.06)

Total from investment operations	(0.68)	0.37	0.08	0.47	0.23	(0.40)	0.25
Distributions to shareholders from
Net investment income	(0.10)	(0.29)	(0.24)	(0.12)	(0.08)	(0.19)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)	(0.02)	0.00

Total distributions to shareholders	(0.10)	(0.29)	(0.24)	(0.12)	(0.11)	(0.21)	(0.19)
Net asset value, end of period	$8.71	$9.49	$9.41	$9.57	$9.22	$9.10	$9.71
Total return[2]	(7.29)%	4.00%	0.88%	5.20%	2.67%	(4.35)%	2.61%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.84%	2.20%	2.59%	2.54%	2.37%	2.25%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.95%	2.92%	2.52%	2.80%	3.10%	3.02%	3.25%
Supplemental data
Portfolio turnover rate	42%	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$588	$520	$517	$403	$766	$711	$835

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Strategic Income Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
ADMINISTRATOR CLASS		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.56	$9.46	$9.61	$9.29	$9.16	$9.74	$9.66
Net investment income	0.18 [2]	0.36 [2]	0.33 [2]	0.34 [2]	0.33 [2]	0.37	0.39
Net realized and unrealized gains (losses) on investments	(0.83)	0.09	(0.16)	0.20	(0.01)	(0.70)	(0.05)

Total from investment operations	(0.65)	0.45	0.17	0.54	0.32	(0.33)	0.34
Distributions to shareholders from
Net investment income	(0.12)	(0.35)	(0.32)	(0.22)	(0.14)	(0.22)	(0.26)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.05)	(0.03)	0.00

Total distributions to shareholders	(0.12)	(0.35)	(0.32)	(0.22)	(0.19)	(0.25)	(0.26)
Net asset value, end of period	$8.79	$9.56	$9.46	$9.61	$9.29	$9.16	$9.74
Total return[3]	(6.86)%	4.83%	1.81%	5.91%	3.52%	(3.51)%	3.63%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.08%	1.38%	1.72%	1.74%	1.56%	1.46%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.82%	3.80%	3.48%	3.64%	4.00%	3.92%	4.18%
Supplemental data
Portfolio turnover rate	42%	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$34	$75	$5,471	$562	$597	$496	$554

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Income Fund  |  27

Consolidated financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30				Year ended October 31
INSTITUTIONAL CLASS		2019	2018	2017	2016[1]	2015	2014
Net asset value, beginning of period	$9.49	$9.42	$9.58	$9.24	$9.14	$9.71	$9.66
Net investment income	0.20	0.37 [2]	0.34	0.35 [2]	0.34	0.40	0.41 [2]
Net realized and unrealized gains (losses) on investments	(0.82)	0.09	(0.16)	0.24	(0.02)	(0.71)	(0.07)

Total from investment operations	(0.62)	0.46	0.18	0.59	0.32	(0.31)	0.34
Distributions to shareholders from
Net investment income	(0.14)	(0.39)	(0.34)	(0.25)	(0.16)	(0.23)	(0.29)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.06)	(0.03)	0.00

Total distributions to shareholders	(0.14)	(0.39)	(0.34)	(0.25)	(0.22)	(0.26)	(0.29)
Net asset value, end of period	$8.73	$9.49	$9.42	$9.58	$9.24	$9.14	$9.71
Total return[3]	(6.67)%	5.00%	1.93%	6.43%	3.55%	(3.28)%	3.60%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	1.12%	1.40%	1.46%	1.19%	1.14%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.98%	3.97%	3.54%	3.71%	4.16%	4.04%	4.25%
Supplemental data
Portfolio turnover rate	42%	116%	50%	65%	52%	53%	51%
Net assets, end of period (000s omitted)	$128,834	$153,414	$45,175	$45,862	$23,190	$17,564	$38,664

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Strategic Income Fund

Consolidated notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in Strategic Income Special Investment (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary incorporated on July 11, 2019 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2020, the Subsidiary had $1,399,369 invested in swap contracts and cash equivalent representing 49.63% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2020, the Fund held $2,820,631 in the Subsidiary, representing 2.21% of the Fund’s net assets prior to consolidation.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Wells Fargo Strategic Income Fund  |  29

Consolidated notes to financial statements (unaudited)

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

30  |  Wells Fargo Strategic Income Fund

Consolidated notes to financial statements (unaudited)

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Wells Fargo Strategic Income Fund  |  31

Consolidated notes to financial statements (unaudited)

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $140,123,880 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,749,155

Gross unrealized losses	(12,659,335)

Net unrealized losses	$(10,910,180)

As of September 30, 2019, the Fund had capital loss carryforwards which consisted of $178,628 in short-term capital losses and $2,228,956 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32  |  Wells Fargo Strategic Income Fund

Consolidated notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$1,000,194	$0	$1,000,194

Asset-backed securities	0	10,318,621	0	10,318,621

Corporate bonds and notes	0	31,487,237	246,916	31,734,153

Exchange-traded funds	4,511,762	0	0	4,511,762

Foreign corporate bonds and notes	0	11,556,031	0	11,556,031

Foreign government bonds	0	11,223,922	0	11,223,922

Loans	0	2,076,708	1,168,765	3,245,473

Municipal obligations	0	333,132	0	333,132

Non-agency mortgage-backed securities	0	33,681,321	0	33,681,321

Rights

Utilities	0	6,516	0	6,516

U.S. Treasury securities	859,835	0	0	859,835

Yankee corporate bonds and notes	0	6,205,528	0	6,205,528

Yankee government bonds and notes	0	1,447,098	0	1,447,098

Short-term investments

Investment companies	12,009,402	0	0	12,009,402

	17,380,999	109,336,308	1,415,681	128,132,988
Futures contracts	1,393,943	0	0	1,393,943

Forward foreign currency contracts	0	1,801,564	0	1,801,564

Total assets	$18,774,942	$111,137,872	$1,415,681	$131,328,495

Liabilities
Futures contracts	$1,008,928	$0	$0	$1,008,928

Forward foreign currency contracts	0	526,410	0	526,410

Credit default swap contracts	0	579,457	0	579,457

Total liabilities	$1,008,928	$1,105,867	$0	$2,114,795

Additional sector, industry or geographic detail is included in the Consolidated Portfolio of Investments.

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Wells Fargo Strategic Income Fund  |  33

Consolidated notes to financial statements (unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Loans	Non-agency mortgage-backed securities	Totals
Balance as of September 30, 2019	$0	$475,824	$729,632	$1,205,456

Accrued discounts (premiums)	0	150	167	317

Realized gains (losses)	0	(6)	0	(6)

Change in unrealized gains (losses)	0	(143,755)	(288,193)	(431,948)

Purchases	0	398,750	0	398,750

Sales	0	(15,166)	0	(15,166)

Transfers into Level 3	246,916	766,189	0	1,013,105

Transfers out of Level 3	0	(313,221)	(441,606)	(754,827)

Balance as of March 31, 2020	$246,916	$1,168,765	$0	$1,415,681

Change in unrealized gains (losses) relating to securities still held at March 31, 2020	$0	$(67,974)	$0	$(67,974)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

The following table summarizes quantitative information on Level 3 inputs used to value corporate bonds and notes as of March 31, 2020:

Fair value at March 31, 2020	Valuation technique	Significant unobservable input	Range

$246,916	Market approach	Liquidity discount	5% - 10%

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.525%

Next $500 million	0.500

Next $2 billion	0.475

Next $2 billion	0.450

Next $5 billion	0.415

Over $10 billion	0.405

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”) is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. Wells Fargo Asset Management (International), Limited an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

34  |  Wells Fargo Strategic Income Fund

Consolidated notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the six months ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$2,938,678	$58,351,616	$2,354,378	$68,676,529

As of March 31, 2020, the Fund had no unfunded term loan commitments.

7. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return

Wells Fargo Strategic Income Fund  |  35

Consolidated notes to financial statements (unaudited)

compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$314,142	$(314,142)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

8. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2020, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes and credit default swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.

The volume of the Fund’s derivative activity during the six months ended March 31, 2020 was as follows:

Futures contracts

Average notional balance on long futures	$21,133,163

Average notional balance on short futures	58,461,786
Forward foreign currency contracts

Average contract amounts to buy	$7,583,405

Average contract amounts to sell	31,231,215
Credit default swap contracts

Average notional balance	$4,317,869

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$1,393,943	*	Unrealized losses on futures contracts	$1,008,928	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	1,801,564		Unrealized losses on forward foreign currency contracts	526,410

Credit risk	Net unrealized gains on swap contracts	0	*	Net unrealized losses on swap contracts	579,457	*

		$3,195,507			$2,114,795

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin as of March 31, 2020 is reported separately on the Consolidated Statement of Assets and Liabilities.

36  |  Wells Fargo Strategic Income Fund

Consolidated notes to financial statements (unaudited)

The effect of derivative instruments on the Consolidated Statement of Operations for the six months ended March 31, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$736,533	$0	$0	$736,533

Foreign currency risk	0	554,878	0	554,878

Credit risk	0	0	(10,412)	(10,412)

	$736,533	$554,878	$(10,412)	$1,280,999

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(159,371)	$0	$0	$(159,371)

Foreign currency risk	0	997,371	0	997,371

Credit risk	0	0	(651,612)	(651,612)

	$(159,371)	$997,371	$(651,612)	$186,388

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street	$1,680,234	$(195,540)	$0	$1,484,694

Citibank	121,330	(121,330)	0	0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities

State Street	$195,540	$(195,540)	$0	$0

Citibank	330,870	(121,330)	(209,540)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty by derivative type.

Wells Fargo Strategic Income Fund  |  37

Consolidated notes to financial statements (unaudited)

9. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

38  |  Wells Fargo Strategic Income Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Strategic Income Fund  |  39

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

40  |  Wells Fargo Strategic Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Strategic Income Fund  |  41

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

42  |  Wells Fargo Strategic Income Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Strategic Income Fund  |  43

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

44  |  Wells Fargo Strategic Income Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Strategic Income Fund  |  45

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06225 05-20

SA263/SAR263 03-20

Semi-Annual Report

March 31, 2020

Wells Fargo

Global Investment Grade Credit Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Global Investment Grade Credit Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with mixed data, leading to central bank support .”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Global Investment Grade Credit Fund for the six-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, with U.S. government bonds achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the period, U.S. stocks, based on the S&P 500 Index,1 returned -12.31% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 16.52%. The MSCI EM Index (Net)3 lost 14.55%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.33%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -2.03%, the Bloomberg Barclays Municipal Bond Index6 gained a modest 0.10%, and the ICE BofA U.S. High Yield Index7 returned -10.86%.

The period began with mixed data, leading to central bank support.

As the fourth quarter of 2019 started, U.S.-China trade tensions were relaxing while optimism grew for a U.K. Brexit deal. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. Despite resilience among U.S. consumers, however, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)

confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Global Investment Grade Credit Fund  |  3

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Henrietta Paquement, CFA®‡

Scott M. Smith, CFA®‡

Alex Temple

Jonathan Terry, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception		Gross	Net[2]

Class R6 (WGCRX)	2-28-2019	2.27	3.87		0.86	0.45

Institutional Class (WGCIX)	2-28-2019	2.24	3.84		0.91	0.50

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)[3]	–	3.70	5.40	*	–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

4  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of March 31, 2020[4]

Goldman Sachs Group Incorporated, 3.63%, 1-22-2023	1.90

JPMorgan Chase & Company, 2.30%, 8-15-2021	1.66

Citigroup Incorporated, 3.30%, 4-27-2025	1.64

Raymond James Financial Services Incorporated, 4.95%, 7-15-2046	1.54

Bank of America Corporation, 4.13%, 1-22-2024	1.51

Morgan Stanley, 3.13%, 7-27-2026	1.48

Intercontinental Exchange Incorporated, 3.75%, 12-1-2025	1.35

Cantor Fitzgerald LP, 4.88%, 5-1-2024	1.28

American International Group Incorporated, 4.75%, 4-1-2048	1.19

Toronto Dominion Bank, 3.23%, 7-24-2024	1.17

Portfolio composition as of March 31, 2020[5]

Effective maturity distribution as of March 31, 2020[5]

Credit quality as of March 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class R6 and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.

[4]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Global Investment Grade Credit Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class R6

Actual	$1,000.00	$959.19	$2.20	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.28	0.45%

Institutional Class

Actual	$1,000.00	$958.95	$2.45	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 2.20%
American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$265,183	$255,506
British Airways Series 2019-1 Class AA Pass-Through Trust 144A	3.30	6-15-2034	764,644	718,034
Delta Air Lines Series 2019-1 Class AA Pass-Through Trust	3.20	10-25-2025	440,000	429,562

Total Asset-Backed Securities (Cost $1,468,703)				1,403,102

Corporate Bonds and Notes: 54.13%

Communication Services: 7.31%

Diversified Telecommunication Services: 2.60%
AT&T Incorporated	4.25	3-1-2027	540,000	577,307
AT&T Incorporated	4.50	3-9-2048	225,000	244,183
Verizon Communications Incorporated	2.88	1-15-2038	200,000	224,050
Verizon Communications Incorporated	4.13	8-15-2046	525,000	607,924

				1,653,464

Entertainment: 0.79%
Walt Disney Company	3.80	3-22-2030	450,000	505,971

Media: 3.92%
Charter Communications Operating LLC	4.91	7-23-2025	480,000	517,095
Comcast Corporation	3.38	8-15-2025	645,000	684,990
Cox Communications Incorporated 144A	4.60	8-15-2047	375,000	387,735
Discovery Incorporated	5.30	5-15-2049	190,000	192,459
Fox Corporation	4.71	1-25-2029	560,000	614,315
MMS USA Financing Incorporated	1.75	6-13-2031	100,000	103,068

				2,499,662

Consumer Discretionary: 0.69%

Hotels, Restaurants & Leisure: 0.36%
McDonald’s Corporation	1.45	9-1-2025	245,000	232,761

Internet & Direct Marketing Retail: 0.33%
Booking Holdings Incorporated	1.80	3-3-2027	200,000	207,882

Consumer Staples: 3.51%

Beverages: 1.82%
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	690,000	717,976
Keurig Dr Pepper Incorporated	4.60	5-25-2028	405,000	443,417

				1,161,393

Food & Staples Retailing: 0.42%
Walmart Incorporated	3.70	6-26-2028	235,000	264,195

Food Products: 0.66%
Mars Incorporated 144A	3.95	4-1-2049	390,000	423,160

Tobacco: 0.61%
BAT Capital Corporation	4.54	8-15-2047	425,000	387,843

Energy: 6.51%

Energy Equipment & Services: 0.88%
Baker Hughes LLC	3.34	12-15-2027	610,000	559,383

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  7

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 5.63%
BP Capital Markets America Incorporated	2.75%	5-10-2023	$365,000	$366,152
Energy Transfer Operating Partners LP	3.75	5-15-2030	245,000	191,895
Energy Transfer Operating Partners LP	6.25	4-15-2049	625,000	528,944
Kinder Morgan Energy Partners LP	5.40	9-1-2044	405,000	402,524
Marathon Petroleum Corporation	3.80	4-1-2028	365,000	328,907
Midwest Connector Capital Company 144A	3.90	4-1-2024	650,000	606,873
MPLX LP	4.00	3-15-2028	510,000	453,251
Sabine Pass Liquefaction LLC	5.75	5-15-2024	640,000	600,667
Western Midstream Partners LP	4.05	2-1-2030	245,000	107,831

				3,587,044

Financials: 19.56%

Banks: 6.35%
Bank of America Corporation	4.13	1-22-2024	900,000	959,524
Citigroup Incorporated (3 Month EURIBOR +1.07%) ±	1.50	7-24-2026	200,000	214,417
Citigroup Incorporated	3.30	4-27-2025	1,010,000	1,045,513
JPMorgan Chase & Company	2.30	8-15-2021	1,060,000	1,057,964
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	375,000	402,684
Santander Holdings USA Incorporated	4.40	7-13-2027	375,000	368,849

				4,048,951

Capital Markets: 8.68%
Cantor Fitzgerald LP 144A	4.88	5-1-2024	815,000	812,877
Five Corners Funding Trust 144A	4.42	11-15-2023	10,000	10,757
Goldman Sachs Group Incorporated	3.63	1-22-2023	1,170,000	1,207,816
Goldman Sachs Group Incorporated	4.25	1-29-2026	100,000	127,698
Morgan Stanley	3.13	7-27-2026	915,000	945,828
Morgan Stanley	3.70	10-23-2024	700,000	739,560
Nuveen LLC 144A	4.00	11-1-2028	445,000	465,444
Raymond James Financial Services Incorporated	4.95	7-15-2046	850,000	979,062
State Street Corporation	2.40	1-24-2030	245,000	239,245

				5,528,287

Consumer Finance: 0.91%
American Express Credit Corporation	3.30	5-3-2027	455,000	479,475
Capital One Financial Company	0.80	6-12-2024	100,000	97,953

				577,428

Diversified Financial Services: 1.35%
Intercontinental Exchange Incorporated	3.75	12-1-2025	815,000	860,958

Insurance: 2.27%
American International Group Incorporated	4.75	4-1-2048	720,000	760,825
Berkshire Hathaway Incorporated	2.38	6-19-2039	100,000	123,455
Brighthouse Financial Incorporated	4.70	6-22-2047	480,000	384,892
Unum Group	4.50	12-15-2049	230,000	178,403

				1,447,575

Health Care: 3.20%

Biotechnology: 1.40%
AbbVie Incorporated 144A	2.60	11-21-2024	490,000	497,851
AbbVie Incorporated 144A	4.25	11-21-2049	365,000	393,714

				891,565

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health Care Providers & Services: 1.51%
CVS Health Corporation	3.25%	8-15-2029	$215,000	$209,403
CVS Health Corporation	3.70	3-9-2023	540,000	562,134
CVS Health Corporation	4.30	3-25-2028	180,000	191,161

				962,698

Life Sciences Tools & Services: 0.29%
Thermo Fisher Scientific Incorporated	1.50	10-1-2039	200,000	183,481

Industrials: 5.37%

Aerospace & Defense: 1.46%
General Dynamics Corporation	3.38	5-15-2023	425,000	445,404
United Technologies Corporation	4.13	11-16-2028	440,000	485,718

				931,122

Air Freight & Logistics: 0.44%
FedEx Corporation	4.95	10-17-2048	285,000	278,858

Airlines: 1.14%
Aviation Capital Group Corporation 144A	2.88	1-20-2022	430,000	388,636
US Airways Group Incorporated	4.63	12-3-2026	345,208	341,680

				730,316

Industrial Conglomerates: 0.27%
Carlisle Companies Incorporated	2.75	3-1-2030	195,000	170,409

Professional Services: 0.72%
Equifax Incorporated	2.60	12-1-2024	485,000	458,486

Road & Rail: 1.34%
Penske Truck Leasing Company LP 144A	3.45	7-1-2024	490,000	490,063
Union Pacific Corporation	2.40	2-5-2030	375,000	364,945

				855,008

Information Technology: 5.25%

Communications Equipment: 0.91%
Motorola Solutions Incorporated	4.60	2-23-2028	570,000	581,400

Electronic Equipment, Instruments & Components: 0.32%
Jabil Incorporated	3.60	1-15-2030	230,000	204,568

IT Services: 1.61%
Fiserv Incorporated	2.25	7-1-2025	100,000	122,138
Fiserv Incorporated	3.50	7-1-2029	410,000	433,850
Western Union Company	4.25	6-9-2023	445,000	472,747

				1,028,735

Semiconductors & Semiconductor Equipment: 0.85%
Qualcomm Incorporated	3.25	5-20-2027	510,000	538,138

Technology Hardware, Storage & Peripherals: 1.56%
Apple Incorporated	2.95	9-11-2049	200,000	211,060
Apple Incorporated	3.60	7-31-2042	100,000	154,444
Dell International LLC / EMC Corporation 144A	5.45	6-15-2023	610,000	625,958

				991,462

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  9

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Materials: 0.31%

Chemicals: 0.31%
Westlake Chemical Corporation	1.63%	7-17-2029		$200,000	$195,882

Real Estate: 0.92%

Equity REITs: 0.25%
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024		160,000	162,400

Real Estate Management & Development: 0.67%
Simon Property Group LP	3.25	9-13-2049		530,000	426,957

Utilities: 1.50%

Electric Utilities: 1.50%
Nevada Power Company	2.40	5-1-2030		195,000	186,180
New York State Electric & Gas Corporation 144A	3.25	12-1-2026		265,000	278,210
Pacificorp	3.50	6-15-2029		480,000	488,721

					953,111

Total Corporate Bonds and Notes (Cost $34,719,632)					34,490,553

Foreign Corporate Bonds and Notes: 28.15%

Communication Services: 1.88%

Diversified Telecommunication Services: 1.30%
British Telecommunication plc	3.63	11-21-2047	GBP	200,000	243,065
Deutsche Telekom International Finance BV	2.25	4-13-2029	GBP	200,000	247,147
Orange SA (EURIBOR ICE Swap Rate 11:00am +2.18%) ±(s)	1.75	12-19-2026	EUR	200,000	192,359
Telefonica Emisiones SAU	5.38	2-2-2026	GBP	100,000	142,604

					825,175

Wireless Telecommunication Services: 0.58%
Rogers Communications Incorporated	5.34	3-22-2021	CAD	200,000	145,263
Tele2 AB	1.13	5-15-2024	EUR	100,000	111,557
Tele2 AB	2.13	5-15-2028	EUR	100,000	115,761

					372,581

Consumer Staples: 0.67%

Beverages: 0.34%
Coca-Cola European Partners plc	1.50	11-8-2027	EUR	200,000	220,208

Food & Staples Retailing: 0.16%
Tesco Corporate Treasury Services plc	0.88	5-29-2026	EUR	100,000	102,294

Food Products: 0.17%
Danone SA	0.57	3-17-2027	EUR	100,000	107,748

Energy: 0.34%

Oil, Gas & Consumable Fuels: 0.34%
Total SA (5 Year EUR Swap +2.75%) ±	2.71	12-29-2049	EUR	200,000	217,276

Financials: 16.44%

Banks: 9.34%
Argenta Spaarbank NV (5 Year EUR Swap +3.95%) ±	3.88	5-24-2026	EUR	200,000	221,350
Australia and New Zealand Banking Group (5 Year EUR Swap +1.40%) ±	1.13	11-21-2029	EUR	100,000	98,090

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Banks (continued)
Banco BPM SpA	1.75%	1-28-2025	EUR	100,000	$98,400
Banco BPM SpA	2.50	6-21-2024	EUR	200,000	205,806
Banco de Sabadell SA	1.13	3-27-2025	EUR	100,000	97,697
Bankia SA	1.13	11-12-2026	EUR	100,000	97,963
Bankinter SA	0.63	10-6-2027	EUR	300,000	288,994
Banque Federative du Credit Mutuel	3.00	5-21-2024	EUR	100,000	110,957
Barclays plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.32%) ±	2.38	10-6-2023	GBP	100,000	120,415
Bawag Group AG (5 Year EUR Swap +2.30%) ±	2.38	3-26-2029	EUR	100,000	99,500
BNP Paribas	1.25	3-19-2025	EUR	200,000	213,570
Caixabank SA	0.63	10-1-2024	EUR	100,000	100,773
Credit Agricole London	1.38	3-13-2025	EUR	200,000	214,235
Credit Suisse (5 Year EUR Swap +4.00%) ±	5.75	9-18-2025	EUR	200,000	216,462
DBS Group Holdings Limited (5 Year EUR Swap +1.20%) ±	1.50	4-11-2028	EUR	100,000	106,229
FCA Bank SpA	1.63	9-29-2021	GBP	100,000	121,764
Hamburg Commercial Bank	0.50	5-23-2022	EUR	100,000	106,982
Jyske Bank AS (5 Year EUR Swap +1.90%) ±	2.25	4-5-2029	EUR	200,000	215,715
Kutxabank SA	0.50	9-25-2024	EUR	100,000	102,865
Landesbank Baden-Wurttemberg (5 Year EUR Swap +1.77%) ±	2.88	5-27-2026	EUR	100,000	108,410
Landsbankinn HF	1.38	3-14-2022	EUR	100,000	109,220
Lloyds Banking Group plc (1 Year EUR Swap +0.85%) ±	0.50	11-12-2025	EUR	100,000	99,858
Lloyds Banking Group plc	2.25	10-16-2024	GBP	100,000	119,849
Mizuho Financial Group	0.80	4-15-2030	EUR	600,000	563,696
NIBC Bank NV	2.00	4-9-2024	EUR	200,000	216,692
Omnicom Finance Holdings plc	1.40	7-8-2031	EUR	100,000	100,065
Royal Bank of Canada	1.97	3-2-2022	CAD	200,000	141,747
Royal Bank of Canada	2.00	3-21-2022	CAD	400,000	283,650
Royal Bank of Scotland Group plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.49%) ±	2.88	9-19-2026	GBP	200,000	241,233
Tesco Personal Finance Group plc	3.50	7-25-2025	GBP	100,000	120,637
Toronto Dominion Bank	3.23	7-24-2024	CAD	1,000,000	745,172
Unicaja Banco SA (5 Year EUR Swap +3.11%) ±	2.88	11-13-2029	EUR	100,000	91,312
Unicredit SpA (5 Year EUR Swap +2.80%) ±	2.73	1-15-2032	EUR	200,000	175,444

					5,954,752

Capital Markets: 0.65%
Deutsche Bank AG	0.38	1-18-2021	EUR	200,000	214,708
UBS Group AG (1 Year EUR Swap +0.55%) ±	0.25	1-29-2026	EUR	200,000	200,644

					415,352

Consumer Finance: 1.23%
CPUK Finance Limited	7.24	2-28-2024	GBP	100,000	138,597
LeasePlan Corporation NV	1.38	3-7-2024	EUR	100,000	107,292
PSA Banque France	0.63	6-21-2024	EUR	200,000	206,221
Transurban Finance Company	1.75	3-29-2028	EUR	300,000	328,924

					781,034

Diversified Financial Services: 1.49%
Bevco Lux Sarl	1.75	2-9-2023	EUR	200,000	216,335
FCE Bank plc	1.88	6-24-2021	EUR	300,000	304,400
Nykredit Realkredit AS	0.88	1-17-2024	EUR	200,000	209,921
SELP Finance Sarl	1.50	11-20-2025	EUR	200,000	217,132

					947,788

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  11

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Insurance: 3.03%
Aviva plc (5 Year EUR Swap +5.13%) ±	6.13%	7-5-2043	EUR	100,000	$120,049
Aviva plc (ICE LIBOR GBP 6 Month +4.14%) ±	6.63	6-3-2041	GBP	200,000	258,672
Legal & General Group plc (U.S. Treasury 3 Month Bill +9.33%) ±	10.00	7-23-2041	GBP	200,000	270,340
Liberty Mutual Finance Europe Designated Activity Company	1.75	3-27-2024	EUR	100,000	109,252
Mandatum Life Insurance Company Limited (3 Month EURIBOR +2.30%) ±	1.88	10-4-2049	EUR	200,000	194,121
Munich Re Group (ICE LIBOR GBP 3 Month +4.95%) ±	6.63	5-26-2042	GBP	100,000	133,762
Sampo Oyj	1.63	2-21-2028	EUR	200,000	218,228
Sampo Oyj (3 Month EURIBOR +4.05%) ±	3.38	5-23-2049	EUR	200,000	218,498
Swiss Re Finance (Luxembourg) SA (EURIBOR ICE Swap Rate 11:00am +2.85%) ±	2.53	4-30-2050	EUR	200,000	204,814
UMG Groupe VYV	1.63	7-2-2029	EUR	200,000	204,707

					1,932,443

Mortgage REITs: 0.36%
Digital Euro Finco LLC	2.63	4-15-2024	EUR	200,000	227,927

Thrifts & Mortgage Finance: 0.34%
Aareal Bank AG (5 Year EUR Swap +2.90%) ±	4.25	3-18-2026	EUR	200,000	214,741

Health Care: 0.91%

Health Care Equipment & Supplies: 0.28%
Motability Operations Group plc	2.38	7-3-2039	GBP	150,000	179,892

Pharmaceuticals: 0.63%
Bayer AG (EURIBOR ICE Swap Rate 11:00am +2.65%) ±	2.38	11-12-2079	EUR	100,000	97,191
Bayer AG (5 Year EUR Swap +3.11%) ±	3.13	11-12-2079	EUR	100,000	101,301
Merck KGaA (EURIBOR ICE Swap Rate 11:00am +1.95%) ±	1.63	6-25-2079	EUR	200,000	199,393

					397,885

Industrials: 0.88%

Containers & Packaging: 0.17%
Brambles Finance plc	1.50	10-4-2027	EUR	100,000	110,932

Industrial Conglomerates: 0.71%
CK Hutchison Group Company	1.50	10-17-2031	EUR	200,000	199,872
DH Europe Finance SA	0.20	3-18-2026	EUR	150,000	152,826
DH Europe Finance SA	0.45	3-18-2028	EUR	100,000	98,618

					451,316

Information Technology: 0.51%

IT Services: 0.51%
Edenred	1.88	3-6-2026	EUR	100,000	113,504
Worldline SA	0.25	9-18-2024	EUR	200,000	209,286

					322,790

Materials: 2.17%

Chemicals: 1.83%
Arkema SA (5 Year EUR Swap +1.57%) ±(s)	1.50	10-21-2025	EUR	500,000	456,718
Arkema SA (5 Year EUR Swap +2.87%) ±(s)	2.75	6-17-2024	EUR	200,000	198,471
Sika Capital BV	0.88	4-29-2027	EUR	200,000	203,371
Sika Capital BV	1.50	4-29-2031	EUR	200,000	199,356

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value
Chemicals (continued)
Solvay SA (5 Year EUR Swap +3.92%) ±(s)	4.25%	12-4-2023	EUR	100,000	$109,266

					1,167,182

Paper & Forest Products: 0.34%
Mondi Finance plc	1.63	4-27-2026	EUR	200,000	213,456

Real Estate: 1.61%

Equity REITs: 0.68%
Inmobiliaria Colonial SA	1.45	10-28-2024	EUR	400,000	435,254

Real Estate Management & Development: 0.93%
Akelius Residential Property AB (5 Year EUR Swap +2.48%) ±	2.25	5-17-2081	EUR	200,000	181,351
Akelius Residential Property AB	3.88	10-5-2078	EUR	200,000	199,217
Heimstaden Bostad AB	1.13	1-21-2026	EUR	200,000	211,485

					592,053

Utilities: 2.74%

Electric Utilities: 2.57%
Electricite de France SA (12 Year EUR Swap +3.79%) ±	5.38	1-29-2049	EUR	200,000	225,350
Electricite de France SA	5.50	10-17-2041	GBP	200,000	335,076
Enel Finance International NV	0.38	6-17-2027	EUR	100,000	102,492
Energias De Portugal SA (5 Year EUR Swap +1.84%) ±	1.70	7-20-2080	EUR	100,000	97,894
ESB Finance Designated Activity Company	1.13	6-11-2030	EUR	200,000	215,192
Fortum Oyj	0.88	2-27-2023	EUR	300,000	326,281
Orsted A/S (EURIBOR ICE Swap Rate 11:00am +1.95%) ±(s)	1.75	9-9-2027	EUR	100,000	97,715
Reseau de Transport d’Electricite	1.88	10-23-2037	EUR	200,000	234,834

					1,634,834

Water Utilities: 0.17%
FCC Aqualia SA	1.41	6-8-2022	EUR	100,000	110,114

Total Foreign Corporate Bonds and Notes (Cost $19,542,192)					17,935,027

Municipal Obligations: 0.38%

New Jersey: 0.38%

Transportation Revenue: 0.38%
New Jersey State Transportation Trust Fund Authority Transportation System Refunding Bond Series B	4.13	6-15-2042		$250,000	242,060

Total Municipal Obligations (Cost $250,000)					242,060

Yankee Corporate Bonds and Notes: 13.43%

Communication Services: 2.73%

Diversified Telecommunication Services: 0.73%
Telefonica Emisiones SAU	4.10	3-8-2027		450,000	466,704

Interactive Media & Services: 1.14%
Tencent Holdings Limited 144A	3.60	1-19-2028		685,000	725,051

Wireless Telecommunication Services: 0.86%
Vodafone Group plc	4.38	5-30-2028		525,000	551,968

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  13

Portfolio of investments—March 31, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 1.01%

Household Products: 0.86%
Reckitt Benckiser Treasury Services plc 144A	2.75%	6-26-2024	$555,000	$549,993

Tobacco: 0.15%
Imperial Brands Finance plc 144A	3.50	7-26-2026	100,000	92,317

Energy: 0.12%

Oil, Gas & Consumable Fuels: 0.12%
Saudi Arabian Oil Company 144A	4.38	4-16-2049	75,000	74,521

Financials: 8.80%

Banks: 5.71%
Banco Santander SA (3 Month LIBOR +1.56%) ±	3.41	4-11-2022	600,000	574,500
Credit Suisse New York	3.63	9-9-2024	580,000	612,652
HSBC Holdings plc	4.30	3-8-2026	430,000	459,028
ING Groep NV (3 Month LIBOR +1.15%) ±	2.52	3-29-2022	290,000	279,625
Royal Bank of Scotland Group plc	3.88	9-12-2023	490,000	494,967
Sumitomo Mitsui Financial Group	2.06	7-14-2021	375,000	371,903
Sumitomo Mitsui Financial Group	3.10	1-17-2023	445,000	445,542
Westpac Banking Corporation	3.65	5-15-2023	385,000	401,461

				3,639,678

Capital Markets: 0.43%
Macquarie Group Limited (3 Month LIBOR +1.02%) ±144A	3.19	11-28-2023	265,000	271,539

Diversified Financial Services: 2.31%
GE Capital International Funding Company	4.42	11-15-2035	280,000	302,504
Invesco Finance plc	3.13	11-30-2022	505,000	504,350
Siemens Financieringsmaatschappij NV 144A	2.35	10-15-2026	380,000	382,951
WPP Finance Limited 2010	3.75	9-19-2024	280,000	284,618

				1,474,423

Insurance: 0.35%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	216,000	220,565

Information Technology: 0.77%

Semiconductors & Semiconductor Equipment: 0.77%
NXP BV 144A	3.88	6-18-2026	505,000	491,170

Total Yankee Corporate Bonds and Notes (Cost $8,480,637)				8,557,929

	Yield		Shares
Short-Term Investments: 0.72%

Investment Companies: 0.72%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35		462,060	462,060

Total Short-Term Investments (Cost $462,060)				462,060

Total investments in securities (Cost $64,923,224)	99.01%	63,090,731

Other assets and liabilities, net	0.99	631,166

Total net assets	100.00%	$63,721,897

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2020 (unaudited)

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviation:

CAD	Canadian dollar
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

2,830,908 USD	2,380,000 GBP	State Street Bank	5-28-2020	$0	$(128,464)

210,000 USD	175,729 GBP	State Street Bank	5-28-2020	0	(8,508)

14,828,798 USD	13,700,000 EUR	State Street Bank	5-28-2020	0	(313,612)

1,266,840 USD	1,800,000 CAD	State Street Bank	5-28-2020	0	(12,901)

				$0	$(463,485)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,834,198	8,596,715	(9,968,853)	462,060	$0	$0	$5,642	$462,060	0.72%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  15

Statement of assets and liabilities—March 31, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $64,461,164)	$62,628,671
Investments in affiliated securities, at value (cost $462,060)	462,060
Foreign currency, at value (cost $39,744)	40,964
Receivable for investments sold	522,706
Receivable for interest	610,369
Receivable from manager	323
Prepaid expenses and other assets	5,845

Total assets	64,270,938

Liabilities
Unrealized losses on forward foreign currency contracts	463,485
Administration fees payable	1,682
Professional fees payable	28,430
Trustees’ fees and expenses payable	3,770
Accrued expenses and other liabilities	51,674

Total liabilities	549,041

Total net assets	$63,721,897

Net assets consist of
Paid-in capital	$64,376,035
Total distributable loss	(654,138)

Total net assets	$63,721,897

Computation of net asset value per share
Net assets – Class R6	$63,696,932
Shares outstanding – Class R6[1]	6,377,961
Net asset value per share – Class R6	$9.99
Net assets – Institutional Class	$24,965
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$9.99

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Global Investment Grade Credit Fund

Statement of operations—six months ended March 31, 2020 (unaudited)

Investment income
Interest	$1,037,899
Income from affiliated securities	5,642

Total investment income	1,043,541

Expenses
Management fee	146,457
Administration fees
Class R6	10,980
Institutional Class	11
Custody and accounting fees	18,049
Professional fees	43,228
Registration fees	31,686
Shareholder report expenses	22,317
Trustees’ fees and expenses	11,028
Other fees and expenses	14,541

Total expenses	298,297
Less: Fee waivers and/or expense reimbursements
Fund-level	(133,526)
Institutional Class	(1)

Net expenses	164,770

Net investment income	878,771

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	553,357
Forward foreign currency contracts	815,886

Net realized gains on investments	1,369,243

Net change in unrealized gains (losses) on
Unaffiliated securities	(4,234,383)
Forward foreign currency contracts	(875,050)

Net change in unrealized gains (losses) on investments	(5,109,433)

Net realized and unrealized gains (losses) on investments	(3,740,190)

Net decrease in net assets resulting from operations	$(2,861,419)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  17

Statement of changes in net assets

	Six months ended March 31, 2020 (unaudited)		Year ended September 30, 2019[1]

Operations
Net investment income		$878,771		$891,407
Net realized gains on investments		1,369,243		1,479,319
Net change in unrealized gains (losses) on investments		(5,109,433)		2,812,716

Net increase (decrease) in net assets resulting from operations		(2,861,419)		5,183,442

Distributions to shareholders from net investment income and net realized gains
Class R6		(2,247,330)		(727,723)
Institutional Class		(829)		(279)

Total distributions to shareholders		(2,248,159)		(728,002)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	176,643	1,813,591	9,630,811	99,080,247
Institutional Class	0	0	2,500	25,000

		1,813,591		99,105,247

Reinvestment of distributions
Class R6	141,763	1,492,541	20,783	222,474

Payment for shares redeemed
Class R6	(2,946,367)	(31,336,923)	(645,672)	(6,920,895)

Net increase (decrease) in net assets resulting from capital share transactions		(28,030,791)		92,406,826

Total increase (decrease) in net assets		(33,140,369)		96,862,266

Net assets
Beginning of period		96,862,266		0

End of period		$63,721,897		$96,862,266

[1]	For the period from February 28, 2019 (commencement of operations) to September 30, 2019

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Global Investment Grade Credit Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30, 2019[1]
CLASS R6
Net asset value, beginning of period	$10.75	$10.00
Net investment income	0.18	0.13
Net realized and unrealized gains (losses) on investments	(0.61)	0.73

Total from investment operations	(0.43)	0.86
Distributions to shareholders from
Net investment income	(0.20)	(0.11)
Net realized gains	(0.13)	0.00

Total distributions to shareholders	(0.33)	(0.11)
Net asset value, end of period	$9.99	$10.75
Total return[2]	(4.08)%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.86%
Net expenses	0.45%	0.45%
Net investment income	2.40%	2.34%
Supplemental data
Portfolio turnover rate	23%	36%
Net assets, end of period (000s omitted)	$63,697	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Six months ended March 31, 2020 (unaudited)	Year ended September 30, 2019[1]
INSTITUTIONAL CLASS
Net asset value, beginning of period	$10.75	$10.00
Net investment income	0.12	0.14
Net realized and unrealized gains (losses) on investments	(0.55)	0.72

Total from investment operations	(0.43)	0.86
Distributions to shareholders from
Net investment income	(0.20)	(0.11)
Net realized gains	(0.13)	0.00

Total distributions to shareholders	(0.33)	(0.11)
Net asset value, end of period	$9.99	$10.75
Total return[2]	(4.11)%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.97%
Net expenses	0.50%	0.50%
Net investment income	2.35%	2.34%
Supplemental data
Portfolio turnover rate	23%	36%
Net assets, end of period (000s omitted)	$25	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Investment Grade Credit Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the

Wells Fargo Global Investment Grade Credit Fund  |  21

Notes to financial statements

contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $64,466,173 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,646,255

Gross unrealized losses	(3,485,182)

Net unrealized losses	$(1,838,927)

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

22  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in :

Asset-backed securities	$0	$1,403,102	$0	$1,403,102

Corporate bonds and notes	0	34,490,553	0	34,490,553

Foreign corporate bonds and notes	0	17,935,027	0	17,935,027

Municipal obligations	0	242,060	0	242,060

Yankee corporate bonds and notes	0	8,557,929	0	8,557,929

Short-term investments

Investment companies	462,060	0	0	462,060

Total assets	$462,060	$62,628,671	$0	$63,090,731

Liabilities

Forward foreign currency contracts	$0	$463,485	$0	$463,485

Total liabilities	$0	$463,485	$0	$463,485

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the six months ended March 31, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated and Wells Fargo Asset

Wells Fargo Global Investment Grade Credit Fund  |  23

Notes to financial statements

Management (International) Limited, each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class R6 shares and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,848,441	$12,188,704	$5,075,956	$39,013,476

6. DERIVATIVE TRANSACTIONS

During the six months ended March 31, 2020, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $502,512 and $25,080,758 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended March 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities

24  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$463,485	$0	$0	$463,485

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Global Investment Grade Credit Fund  |  25

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Global Investment Grade Credit Fund  |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Global Investment Grade Credit Fund  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06226 05-20

SA294/SAR294 03-20

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 28, 2020

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date: May 28, 2020

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: May 28, 2020